UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.          )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

EAST WEST BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a6(i)(1) and 0-11

2026 Proxy Statement

Notice of Annual Meeting of Stockholders

DATE AND TIME Monday, May 18, 2026, at 2:00 p.m., Pacific Time	RECORD DATE March 30, 2026	PLACE Virtual Annual Meeting Link: meetnow.global/MLUSZFD

We are holding the 2026 Annual Meeting of Stockholders of East West Bancorp, Inc. (the “Annual Meeting”) in a virtual-only meeting format. To participate in the Annual Meeting, please review the information included in the Notice of Internet Availability of Proxy Materials on your proxy card or the instructions that accompanied your proxy materials.

ITEMS OF BUSINESS

1.	Elect 11 directors to serve until the next annual meeting of stockholders and to serve until their successors are duly elected and qualified.

2.	Approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers for 2025.

3.	Approve the amendment and restatement of the East West Bancorp, Inc. 2021 Stock Incentive Plan.

4.	Approve the adoption of the East West Bancorp, Inc. Employee Stock Purchase Plan.

5.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

6.	Transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

RECORD DATE

Stockholders of record of East West Bancorp, Inc. common shares at the close of business on March 30, 2026 are entitled to receive notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

DELIVERY OF PROXY MATERIALS

On or about April 8, 2026, we began mailing to our stockholders of record a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review this Proxy Statement and our 2025 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”), how to vote, instructions on how to participate in the Annual Meeting and how to request a printed copy of our proxy materials. Our Proxy Statement and 2025 Annual Report are also available at: www.envisionreports.com/EWBC.

VOTING

We urge you to submit your proxy promptly whether or not you plan to attend the Annual Meeting. You may vote by telephone, online, or by mailing your signed proxy card in the enclosed return envelope if the Proxy Statement was mailed to you. For more information on the virtual Annual Meeting, please refer to the “Questions and Answers About the Annual Meeting and Voting” section of the Proxy Statement beginning on page 81.

By order of the Board of Directors,

Douglas P. Krause

Corporate Secretary

Pasadena, California | April 8, 2026

EAST WEST BANCORP 2026 Proxy Statement    2

Table of Contents

PROXY STATEMENT	5
Annual Meeting of Stockholders	5
Summary of Proposals for 2026	5
Voting Your Shares	6
COMPANY HIGHLIGHTS	7
Our Company at a Glance	7
2025 Financial Performance	8
Corporate Responsibility	9
Community Highlights	10
Summary Information About Director Nominees	11
Corporate Governance Highlights	12
Executive Compensation Highlights	12
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	13
Proposal 1: Election of Directors	13
Board of Directors and Nominees	13
Director Nominee Qualifications and Experience	15
Governance Documents	21
Director Independence, Financial Experts and Risk Management Experience	21
Board Leadership Structure	23
Director Education and Self-Assessment; Succession Planning	23
Board Meetings	24
Board Committees	24
Audit Committee	25
Compensation and Management Development Committee (“Compensation Committee”)	26
Nominating/Corporate Governance Committee	27
Risk Oversight Committee	27
Executive Committee	28
Stockholder Nominees	28
Identifying and Evaluating Nominees for Directors	29
Communications with the Board	30
Stock Ownership Guidelines	30
Pledging of Company Securities	31
Certain Relationships and Related Transactions	31
Director Compensation	32
2025 Non-Employee Director Compensation Table	33
Proposal 2: Advisory Vote to Approve Executive Compensation	33
COMPENSATION DISCUSSION AND ANALYSIS	35
2025 Business and Financial Performance Highlights	35
Our Compensation Philosophy	37

EAST WEST BANCORP 2026 Proxy Statement    3

Table of Contents

Overview of Our Executive Compensation Program	38
2025 Pay Mix for NEOs	38
Compensation-Setting Process and Roles	39
Role of the Compensation Committee	39
Role of the Compensation Consultant	39
Role of Management	39
2025 Stockholder Advisory Vote on Executive Compensation	40
Use of Peer Group	40
Compensation-Setting Process	41
Elements of Our Executive Compensation Program	42
Other Compensation Policies and Information	50
Compensation Committee Report	51
Summary Compensation Table	52
Grants of Plan-Based Awards	53
Outstanding Equity Awards at Year-End	54
Option Exercises and Stock Vested	55
Nonqualified Deferred Compensation Table	55
Retirement Plans	56
Employment Agreements and Potential Payments upon Termination or Change in Control	56
CEO to Median Employee Pay Ratio	60
STOCK INCENTIVE PLAN	64
Proposal 3: Approval of the Amendment and Restatement of the East West Bancorp, Inc. 2021 Stock Incentive Plan	64
EMPLOYEE STOCK PURCHASE PLAN	73
Proposal 4: Approval of the Adoption of the East West Bancorp, Inc. Employee Stock Purchase Plan	73
RATIFICATION OF AUDITORS	77
Proposal 5: Ratification of Auditors	77
Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees	77
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm	78
Audit Committee Report	78
STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND MANAGEMENT	80
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	81
OTHER INFORMATION	86
Proposals of Stockholders	86
2025 Annual Report	86
APPENDIX A	87
East West Bancorp, Inc. 2021 Stock Incentive Plan	87
APPENDIX B	99
East West Bancorp, Inc. Employee Stock Purchase Plan	99

EAST WEST BANCORP 2026 Proxy Statement    4

2026 Proxy Statement

This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting. For more complete information regarding our 2025 financial performance, please review our 2025 Annual Report (the “2025 Annual Report”), which includes our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report on Form 10-K”).

Annual Meeting of Stockholders

DATE AND TIME Monday, May 18, 2026, at 2:00 p.m., Pacific Time	RECORD DATE March 30, 2026	PLACE Virtual Annual Meeting Link: meetnow.global/MLUSZFD

This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of East West Bancorp, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”) for use at the 2026 Annual Meeting of Stockholders to be held on May 18, 2026, and any postponements, adjournments, or continuations thereof (the “Annual Meeting”). The mailing address of our principal executive office is 135 N. Los Robles Avenue, 7th Floor, Pasadena, California 91101.

On or around April 8, 2026, we began sending to our common stockholders of record as of March 30, 2026 (the “Record Date”) a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”). The Notice of Internet Availability includes instructions on how to access this Proxy Statement and the 2025 Annual Report and how to vote.

Summary of Proposals for 2026

Proposals for Stockholder Consideration	Board Recommendation
PROPOSAL 1: ELECTION OF DIRECTORS (PAGE 13) — To elect 11 directors to serve until the next annual meeting of stockholders and to serve until their successors are duly elected and qualified.

FOR EACH DIRECTOR NOMINEE — The Board believes that each of the 11 director nominees possesses the necessary qualifications to provide effective oversight of our business and quality advice and counsel to our management.

PROPOSAL 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (PAGE 33) — We seek approval from stockholders, on a non-binding advisory basis, of the compensation paid to our Named Executive Officers (NEOs) for 2025, as described in the “Compensation Discussion and Analysis” section and the tables that follow, beginning on page 35 of this Proxy Statement.

FOR — The Board believes that the Company’s executive compensation program appropriately aligns pay with performance and provides a strong incentive to executives to achieve Company objectives and create long-term value for our stockholders. The Board values stockholders’ opinions and the Compensation Committee will consider the outcome of the advisory vote when evaluating future executive compensation decisions.

PROPOSAL 3: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE EAST WEST BANCORP, INC. 2021 STOCK INCENTIVE PLAN (PAGE 64) — We seek stockholder approval of an amendment to increase the number of shares available for issuance under the East West Bancorp, Inc. 2021 Stock Incentive Plan.

FOR — The Board believes that the effective use of stock-based long-term incentive compensation is essential to maintain a balanced and competitive compensation program, has been integral to the Company’s success in the past, and is vital to its ability to achieve strong performance in the future.

PROPOSAL 4: APPROVAL OF THE ADOPTION OF THE EAST WEST BANCORP, INC. EMPLOYEE STOCK PURCHASE PLAN (PAGE 73) — We seek stockholder approval of the East West Bancorp, Inc. 2026 Employee Stock Purchase Plan.

FOR — The Board believes the East West Bancorp, Inc. 2026 Employee Stock Purchase Plan benefits the Company by aligning the interests of employees with those of the Company, providing an increased incentive for employees to contribute to the Company’s future success, and enhancing the Company’s ability to attract and retain qualified employees.

PROPOSAL 5: RATIFICATION OF AUDITORS (PAGE 77) — As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

FOR — The Audit Committee and the Board believe that the continued retention of KPMG LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2026 is in the best interests of the Company and its stockholders.

EAST WEST BANCORP 2026 Proxy Statement    5

2026 Proxy Statement

Voting Your Shares

WHO MAY VOTE Common stockholders of record as of the close of business on March 30, 2026.

VOTING BY TELEPHONE Follow the instructions on the Notice of Internet Availability or on your proxy card.

VOTING ONLINE PRIOR TO MEETING

Registered holders can go to www.envisionreports.com/ewbc and follow the instructions. If you hold your shares in street name, please follow the instructions found on your voting instruction form.

VOTING BY MAIL Complete, sign, and date the proxy card and return it in the envelope that was provided in the proxy statement mailing package.

VOTING DURING THE MEETING

If you choose to vote during the virtual Annual Meeting, you will need the 15-digit control number appearing on the Notice of Internet Availability or proxy card distributed to you.

If you want to vote shares that you hold in street name during the virtual Annual Meeting, a control number must be obtained in advance to vote during the meeting or to submit questions during the meeting. To obtain a control number, beneficial stockholders must submit proof of their legal proxy issued by their broker, bank, or other nominee holding their shares by emailing a copy of the legal proxy, along with their name and email address, to Computershare at legalproxy@computershare.com. Requests for a control number must be labeled as “Legal Proxy” and be received by Computershare no later than 5:00 p.m., Eastern Time, on May 13, 2026.

EAST WEST BANCORP 2026 Proxy Statement    6

Company Highlights

Our Company at a Glance

East West Bancorp, Inc., (Nasdaq Stock Market LLC (“Nasdaq”): EWBC) is the publicly traded parent company of East West Bank. As of December 31, 2025, the Company reported total assets of $80.4 billion.

Founded in 1973 in Los Angeles as a savings and loan association, East West Bank has grown into the largest independent bank (based on total assets) headquartered in Southern California. The Company operates more than 110 banking locations in the United States and Asia and has a branch presence across seven U.S. states.

East West Bank offers a comprehensive suite of commercial, consumer, and wealth management solutions.

Commercial Banking: Commercial and industrial (C&I) and commercial real estate (CRE) lending; industry expertise across energy, healthcare, insurance, media and entertainment; private equity, manufacturing, and wholesale sectors; trade finance, interest-rate, foreign-exchange and commodity risk management; treasury and liquidity management; capital markets and cross-border banking solutions.

Consumer & Business Banking: FDIC-insured checking, savings, money market accounts, and certificates of deposit (CDs); credit cards; residential mortgages, home equity loans and lines of credit; small business banking and Small Business Administration (SBA) lending; and private banking services.

Wealth Management: Financial planning, including education, retirement and estate planning; customized structured products and tax-advantaged investment strategies; professionally managed portfolios, including equity and fixed income products; mutual funds and annuities; and insurance products including life and long-term care insurance.

East West Bank, through its subsidiary, East West Bank (China) Limited, holds a commercial business operating license in China, enabling the Bank to locally operate branches, extend loans, accept deposits and provide customers with other banking services and products.

As of year-end 2025, the Company employed approximately 3,350 full-time equivalent associates worldwide. In 2025, East West Bank ranked No. 1 in the $50 billion and above asset category by Bank Director for the third consecutive year and the fourth time in the past five years.

East West Bank also ranked third among top-performing banks by American Banker. The Bank has also been recognized by Forbes in its “America’s Best Companies,” by Fortune in “Best Workplaces in Financial Services & Insurance,” by The Wall Street Journal in “America’s Top 100 Most Loved Workplaces,” and by U.S. News & World Report as a “Best Company to Work For.”

EAST WEST BANCORP 2026 Proxy Statement    7

Company Highlights

2025 Financial Performance

For the full year 2025, the Company achieved record revenue, net income and earnings per share, generating a 16.01% return on average equity and 1.70% return on average assets. We grew deposits by $3.9 billion, reflecting the strength of our customer relationships. Fee income grew 12% year-over-year, with notable strength in wealth management, lending and loan servicing, and commercial and consumer deposit-related fees. For more complete information regarding our 2025 financial performance, please review our Annual Report on Form 10-K. Highlights of the Company’s 2025 financial performance are provided below.

*CAGR = 4-year compound annual growth rate, December 31, 2021 to December 31, 2025.

EAST WEST BANCORP 2026 Proxy Statement    8

Company Highlights

Corporate Responsibility

Highlights of our Corporate Responsibility strategic initiatives and commitments:

SUPPORTING OUR COMMUNITIES. At East West Bank, we provide high-quality, affordable financial services and products to support our communities. Our lending activities play a central role in advancing economic opportunities and strengthening the communities we serve. Through commercial, consumer and community development lending, we provide capital that supports affordable housing, small business growth, community development and expanded access to financial services.
Between the second half of 2024 and the first half of 2025, our lending activity that aligns with those goals included:

•	$800 million in commitments to support small business and community development, including lending in low- and moderate-income neighborhoods.
•	$400 million in commitments for affordable, transitional and senior housing, addressing critical housing needs across the country.
•	$600 million in commitments to support healthcare infrastructure and improve health outcomes in underserved communities.
•	$90 million in commitments to education and arts organizations that enhance the cultural and economic vitality of local communities.
We were early pioneers in offering mobile banking in multiple languages and continue to provide multilingual support across our branch network. Since our founding, helping customers achieve the dream of homeownership has been central to our mission. We offer home loans and other products and services that support low-to-moderate income and underserved communities. We provide community development loans to non-profit and community-based organizations. Our focus on fair-priced products and alternative credit qualifications continues to expand access to financial services for customers with limited traditional banking options. The Bank has an overall Community Reinvestment Act rating of “Outstanding.”

OUR INVESTMENT ACTIVITY. We have a long-standing and active program to make investments that promote community development. Through ownership interests in funds or direct equity investments, we deploy capital that we believe strengthens our communities and contributes to broader societal benefit. In the second half of 2024 and the first half of 2025, our investments included:
•	$79 million in affordable housing projects that provide permanent housing for families, seniors, and special-needs populations.

•	$138 million in renewable energy projects that generate and store electricity.

•	$29 million in various investment funds that support job creation for small businesses and community development.

ENVIRONMENTAL SUSTAINABILITY. The Bank is focused on integrating sustainable principles into our business, from reducing our energy and water footprint to financing projects that support the transition to a resilient energy economy. We operate out of several LEED and/or Energy Star® certified buildings. In the second half of 2024 and the first half of 2025, we made $1.2 billion in loan commitments to support various sustainability related projects, including clean energy projects and the purchase of energy- and design-efficient and/or Energy Star®-certified buildings. In 2025, we continued to strengthen our data collection capabilities, made significant progress on a comprehensive greenhouse gas (GHG) inventory and initiated work on a climate risk and opportunity report aligned with California Air Resources Board (CARB) requirements.

SUPPORTING THE ARTS. The arts play a vital role in building bridges between cultures and enhancing community well-being. The Bank fosters the arts in our communities by supporting artists, museums, exhibits, art education programs, cultural celebrations, and other artistic experiences that bring us joy, express our voices, promote mutual understanding and enrich the communities we serve.

FINANCIAL LITERACY. Financial literacy is a cornerstone of our community outreach efforts to narrow the economic gap across our markets. We support and offer comprehensive financial education programs – many in different languages – to help individuals manage their finances more effectively. These programs are available in different languages. To date, over 3,260 community members have participated in our workshops and seminars covering important financial literacy topics such as homeownership, saving, budgeting and other essential life skills.

SUPPORT FOR SMALL BUSINESS. Small businesses strengthen the economic foundations of the communities we serve. To support entrepreneurs and business owners, we offer a suite of products and services including business checking, small business loans and merchant services, helping small businesses start, grow and thrive.

EAST WEST BANCORP 2026 Proxy Statement    9

Company Highlights

Community Highlights

We maintain a culture of giving back to the communities in which we operate. As active volunteers, our associates work alongside numerous local organizations to promote a variety of causes including financial literacy, small business development and first-time home ownership in low-to-moderate income areas. The Bank, through its sponsorship and giving, also actively fosters and supports the arts as a bridge to promote multi-cultural understanding. The following are some examples of the Company’s 2025 community investments and social programs:

EAST WEST BANCORP 2026 Proxy Statement    10

Company Highlights

Summary Information About Director Nominees

The following table provides summary information about each director nominee and continuing director.

Name	Age	Director Since	Independent	Committee Memberships/ Financial or Risk Expertise	Primary Occupation
Manuel P. Alvarez	45	2022	X	A, R (RE)	Founding Principal, BridgeCounsel Strategies, LLC
Peter Babej	62	2025	X	R	Retired CEO, Citi Asia
Molly Campbell	65	2014	X	A (FE), C, N	Retired Director, Port of New York and New Jersey
Archana Deskus	60	2019	X	C, R	Retired Executive Vice President and CTO, PayPal Holdings, Inc.
Serge Dumont	66	2022	X	C, N	Vice Chairman, ImpactWayv, Inc.
Mark Hutchins	63	2023	X	A (FE), R (RE and Chair)	Retired Partner, KPMG LLP
Paul H. Irving	73	2010	X	A, N (Chair), R	Senior Advisor, Milken Institute
Sabrina Kay	63	2022	X	C, N	CEO, Fremont Private Investments
Jack C. Liu	67	1998	X	C (Chair), N, R	Senior Attorney, Alliance International Law Offices
Dominic Ng	67	1991	CEO	E (Chair)	Chairman of the Board and CEO of East West Bancorp, Inc. and East West Bank
Lester M. Sussman	71	2015	X	A (FE and Chair), C, E, R (RE), Lead Independent Director	Retired Partner, Deloitte & Touche

A = Audit Committee; C = Compensation Committee; E = Executive Committee; N = Nominating/Corporate Governance Committee; R = Risk Oversight Committee;
FE = Audit Committee Financial Expert; RE = Risk Oversight Committee Risk Expert

EAST WEST BANCORP 2026 Proxy Statement    11

Company Highlights

Corporate Governance Highlights

Highlights of our corporate governance practices include:

DIRECTOR ELECTION
› Annual Director Elections	›	Majority Voting in Uncontested Elections

BOARD COMPOSITION
› Independent Board	›	27% Women, 73% Men, 64% Directors who self-identify
› Strong Lead Independent Director Position		as ethnically diverse or belonging to a historically
› Key Board Committees are Independent		underrepresented group

STOCKHOLDER ENGAGEMENT
› Annual Say-on-Pay	›	No Poison Pill
› Right to Call Special Meetings	›	Stockholder Proxy Access

DIRECTOR/STOCKHOLDER ALIGNMENT
› Stock Ownership Guidelines	›	No Hedging or Pledging (except in limited circumstances with pre-approval)

PRACTICES AND POLICIES
› Corporate Governance Guidelines	›	Regular Board Self-Assessment and
› Code of Conduct		Management Evaluation
› Environmental and Social Policy Framework	›	Annual Planned and Emergency Succession Planning
› Continuing Education for Board Directors		Exercises for Executive Management and the Board

Executive Compensation Highlights

We measure executive officer performance by evaluating both the achievement of specific financial goals and the long-term performance of the Company. We align the pay and performance of our executive officers to the success of our business and the interests of our stockholders. Our executive compensation practices include:

INDEPENDENT REVIEW
› Independent Compensation Consultant	›	Compensation Strategy and Plan

PRACTICES AND POLICIES
› High Proportion of At-Risk Compensation	›	Emphasis on Long-Term Incentive Compensation
› Stockholder Alignment and Engagement	›	No “Single Trigger” Change of Control Payments
› Stock Ownership Contains Holding Period	›	“Claw Back” Policy

EAST WEST BANCORP 2026 Proxy Statement    12

Board of Directors and Corporate Governance

Proposal 1: Election of Directors

PROPOSAL SNAPSHOT

What am I voting on?

Stockholders are being asked to elect 11 director nominees for a one-year term. This section includes information about the Board and each director nominee.

Voting recommendation:

FOR the election of each director nominee. We believe the combination of the various qualifications, skills and experiences of the director nominees will contribute to an effective and well-functioning Board. The director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s management.

Board of Directors and Nominees

Our business is managed under the direction of our 11-member Board. The Board is nominating the 11 director nominees to serve a one-year term, each of whom is recommended for re-election by the Nominating/Corporate Governance Committee.

We seek directors with a strong reputation and experience in areas relevant to the strategy and operations of our businesses, particularly the industries and growth segments that we serve, as well as key geographic markets where we operate. Each of the nominees for director holds or has held senior leadership and/or executive positions in financial services and/or large, complex organizations, and has operating experience that meets this objective. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, corporate governance, risk management, regulatory oversight, and leadership development.

We also believe that each of the nominees has other key attributes that are important to an effective Board, including:

›	Integrity and high ethical standards;

›	Sound judgment and analytical skills;

›	The ability to engage management and each other in a constructive and collaborative fashion; and

›	The commitment to devote significant time and energy to serve on the Board and its committees.

The nominees collectively bring a wide range of experience to the Board, enhancing our ability to serve as a financial bridge between the U.S. and Asia.

EAST WEST BANCORP 2026 Proxy Statement    13

Board of Directors and Corporate Governance

The following table presents certain information with respect to the Board’s nominees for director. All director nominees of the Company are also directors of the Bank, and all director nominees have indicated their willingness to serve.

Director Nominees	Age	Year First Appointed	Committee Memberships
Manuel P. Alvarez*	45	2022	A, R (RE)
Peter Babej*	62	2025	R
Molly Campbell*	65	2014	A (FE), C, N
Archana Deskus*	60	2019	C, R
Serge Dumont*	66	2022	C, N
Mark Hutchins*	63	2023	A (FE), R (RE and Chair)
Paul H. Irving*	73	2010	A, N (Chair), R
Sabrina Kay*	63	2022	C, N
Jack C. Liu*	67	1998	C (Chair), N, R
Dominic Ng	67	1991	E (Chair)
Lester M. Sussman (LD)*	71	2015	A (FE and Chair), C, E, R (RE)

A = Audit Committee; C = Compensation Committee; E = Executive Committee; N = Nominating/Corporate Governance Committee; R = Risk Oversight Committee

* = Independent Director; LD = Lead Independent Director; FE = Audit Committee Financial Expert; RE = Risk Oversight Committee Risk Expert

None of the director nominees were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. There are no family relationships among directors or executive officers of the Company. As of the date of this Proxy Statement, Mr. Ng is a director of Mattel, Inc. (Nasdaq: MAT); Mr. Babej is a director of Reinsurance Group of America, Inc. (NYSE: RGA); Ms. Campbell is a director of Granite Construction Inc. (NYSE: GVA); Ms. Deskus is a director of Cognizant Technology Solutions Corporation (Nasdaq: CTSH) and Global Payments, Inc. (Nasdaq: GPN); Mr. Hutchins is a director of Old Market Capital Corporation (Nasdaq: OMCC); and Dr. Kay is a director of MannKind Corporation (Nasdaq: MNKD) and Hagerty, Inc. (NYSE: HGTY), and there were no other directorships held by any director with a company that has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended.

We have no reason to believe that any of the director nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable for any reason, or unwilling for good cause to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors.

EAST WEST BANCORP 2026 Proxy Statement    14

Board of Directors and Corporate Governance

Director Nominee Qualifications and Experience

Our director nominees bring a balance of relevant skills to our Board including:

Skills and Expertise	Alvarez	Babej	Campbell	Deskus	Dumont	Hutchins	Irving	Kay	Liu	Ng	Sussman
High Level of Financial Expertise	●	●	●	●	●	●	●	●	●	●	●
Relevant Senior Leadership/Executive Officer	●	●	●	●	●	●	●	●	●	●	●
Broad International Exposure/Emerging Market		●	●	●	●	●	●	●	●	●
Bank Regulatory Oversight	●	●				●	●		●	●	●
Social and Corporate Governance	●	●	●	●	●	●	●	●	●	●	●
Extensive Knowledge of the Company's Business/ Industry	●	●				●	●		●	●	●
Information Technology, Cybersecurity and Privacy		●		●		●		●			●
Innovation/Technology	●			●	●	●		●		●
Governmental or Geopolitical	●	●	●		●	●	●	●	●	●
Risk Oversight/ Management Expertise	●	●	●	●	●	●	●	●	●	●	●

Each of the director nominees currently serves on the Board. Except for Mr. Babej, who joined the Board in December 2025, all of the director nominees were elected by stockholders at the May 20, 2025 annual meeting of stockholders. If elected, each nominee will hold office until the 2027 annual meeting of stockholders and until his or her successor is elected and qualified.

The principal occupation during the past five years of each director nominee is set forth below. Included in each director nominee’s biography is an assessment of the specific qualifications, attributes, skills and experience of the nominee based on the qualifications described above.

EAST WEST BANCORP 2026 Proxy Statement    15

Board of Directors and Corporate Governance

Director Qualifications and Experience

Manuel P. Alvarez INDEPENDENT Founding Principal, BridgeCounsel Strategies, LLC DIRECTOR SINCE: 2022 COMMITTEES: Audit, Risk Oversight

Manuel P. Alvarez is the Founding Principal of BridgeCounsel Strategies LLC, a minority-owned financial technology consultancy. Before founding BridgeCounsel in 2021, Mr. Alvarez served as California’s chief banking and financial regulator from 2019 to 2021, first as Commissioner of the Department of Business Oversight (DBO) and then as Commissioner of the California Department of Financial Protection & Innovation (DFPI), which broadly regulates the state’s banking and financial services industry. From 2014 to 2019, Mr. Alvarez served as General Counsel, Chief Compliance Officer, and Corporate Secretary at Affirm, Inc. (Nasdaq: AFRM), a financial-technology platform providing online point-of-sale consumer financing solutions.

Mr. Alvarez is admitted to practice law in California and is an active real estate and angel investor. He serves on the advisory boards of several venture-backed, private fintech companies and enjoys mentoring first-generation law students and professionals. Mr. Alvarez’s extensive bank regulatory, governmental, and risk management experience well qualifies him to continue serving on our Board.

Peter Babej INDEPENDENT Retired Chief Executive Officer, Citi Asia DIRECTOR SINCE: 2025 COMMITTEES: Risk Oversight

Peter Babej served as a senior executive at Citigroup (NYSE: C) from 2010 until his retirement in 2024. His roles at Citi included Chairman of Banking from 2023 to 2024, CEO of Asia from 2019 to 2023 and Global Head of Financial Institutions. He also currently serves on the board of Reinsurance Group of America Inc. (NYSE: RGA) and previously served on the board of the Citi Foundation. Prior to joining Citi, Mr. Babej held senior roles at Deutsche Bank (NYSE: DB) and Lazard Freres (NYSE: LAZ).

Mr. Babej holds a BA from the Princeton School of Public and International Affairs (summa cum laude), a JD from Harvard Law School and a PhD from the Harvard Department of Government. He is a member of the Council on Foreign Relations and the American Council on Germany. Mr. Babej’s extensive banking, finance, and risk and regulatory oversight experience well qualifies him to serve on our Board.

Molly Campbell INDEPENDENT Retired Director, Port of New York and New Jersey DIRECTOR SINCE: 2014 COMMITTEES: Audit, Compensation, Nominating/Corporate Governance

Molly Campbell has over 30 years of executive leadership experience and previously served as a senior advisor with Boston Consulting Group (BCG), an Advisor to the U.S. Treasury Office of Technical Assistance, an advanced leadership fellow at Harvard University, and a distinguished career institute fellow at Stanford University. From 2015 through 2018, Ms. Campbell was the Director of the Port Department of the Port Authority of New York and New Jersey. In that role, she was responsible for the operations and oversight of the largest seaport on the East Coast. From 2007 through 2015, Ms. Campbell was Deputy Executive Director of the Port of Los Angeles. She has also served as the Director of Financial Management Systems at the Los Angeles World Airports and the Director of Public Finance for the City of Los Angeles. She currently serves on the board of Granite Construction Inc. (NYSE: GVA). Ms. Campbell’s expertise and knowledge of global logistics, international trade, and financial management and reporting well qualifies her to continue serving on our Board.

EAST WEST BANCORP 2026 Proxy Statement    16

Board of Directors and Corporate Governance

Archana Deskus INDEPENDENT Retired Executive Vice President & Chief Technology Officer, PayPal Holdings, Inc. DIRECTOR SINCE: 2019 COMMITTEES: Compensation, Risk Oversight

Archana Deskus is the former Chief Technology Officer (CTO) of PayPal Holdings, Inc. (Nasdaq: PYPL). Prior to PayPal, Ms. Deskus held CIO roles at Intel Corporation (Nasdaq: INTC) from 2020 to 2022, Hewlett Packard Enterprise (NYSE: HPE) from 2017 to 2019, and Baker Hughes (Nasdaq: BKR) from 2013 to 2017. Ms. Deskus has also held CIO roles at Ingersoll-Rand (NYSE: IR), Timex Corporation, and United Technologies Corporation (NYSE: UTX), giving her wide perspectives across various industries.

Ms. Deskus currently serves on the boards of Cognizant Technology Solutions Corporation (Nasdaq: CTSH) and Global Payments, Inc. (Nasdaq: GPN). In addition to her business experiences, Ms. Deskus has served on the boards of private and non-profit organizations including Junior Achievement of Southeast Texas, Tavant Technologies and American Eagle Federal Credit Union. Ms. Deskus’ extensive information technology experience, as well as her insight and thought leadership in risk management, cyber security, and innovation well qualifies her to continue serving on our Board.

Serge Dumont INDEPENDENT Vice Chairman, ImpactWayv, Inc. DIRECTOR SINCE: 2022 COMMITTEES: Compensation, Nominating/Corporate Governance

Serge Dumont is Co-Founder and Vice Chairman of ImpactWayv, Inc. He previously held leadership roles at Omnicom Group, Inc. (NYSE: OMC), including Vice Chairman and Chairman, Asia Pacific, from 2011 to 2018. Mr. Dumont’s professional career in global marketing and communications began when he founded Interasia Group in 1985, the first independent communications group in China. A recipient of the Legion d’Honneur, Mr. Dumont has received recognition from governments and international organizations for his contributions to business, philanthropy, health, culture, and education. He previously served as a Goodwill Ambassador for the United Nations’ UNAIDS program and as a senior advisor to the World Health Organization and the Beijing Municipal Government.

Mr. Dumont is Founding Chairman and President Emeritus of Asia Society France and serves on the board of Synergos in New York. Mr. Dumont’s broad international and geopolitical experience well qualifies him to continue serving on our Board.

EAST WEST BANCORP 2026 Proxy Statement    17

Board of Directors and Corporate Governance

Mark Hutchins INDEPENDENT Retired Partner, KPMG LLP DIRECTOR SINCE: 2023 COMMITTEE: Audit, Risk Oversight (Chair)

Mark Hutchins is a retired audit and advisory partner of KPMG LLP, where he held many leadership positions, including serving on the board, acting as managing partner for the Pacific Southwest Region and Los Angeles Office, and leading the Foreign Bank Practice and Western Area Banking Group. Mr. Hutchins practiced as a CPA with KPMG LLP.

Mr. Hutchins has served on the board of Old Market Capital Corporation (Nasdaq: OMCC) since 2021 and has served on over 20 other corporate, nonprofit, and civic boards. He provides valuable insight on governance, enterprise risk management, and financial reporting, and brings nearly 40 years of financial services experience to the Company, which well qualifies him to continue serving on our Board.

Paul H. Irving INDEPENDENT Senior Advisor, Milken Institute DIRECTOR SINCE: 2010 COMMITTEES: Audit, Nominating/Corporate Governance (Chair), Risk Oversight

Paul H. Irving has been a senior advisor at the Milken Institute since 2022, previously serving as the Institute’s president and founding chair of its Center for the Future of Aging from 2011 to 2021. He is also a national advisor at Manatt, Phelps & Phillips, LLP, a law and consulting firm, and a distinguished scholar-in-residence at the University of Southern California Leonard Davis School of Gerontology. He earlier served as an advanced leadership fellow at Harvard University, and chair, CEO, and head of the financial services group of the Manatt firm. Mr. Irving serves as a senior advisor at CWI Labs, a member of the National Academy of Medicine Global Commission on Healthy Longevity, and a member of the Board of Councilors of the USC Davis School. He also serves on the International Strategic Committee of the Quadrivio Group Silver Economy Fund.

Mr. Irving brings to the Board valuable perspective and insight on corporate governance, regulatory, policy, and legal matters with his extensive experience as an advisor to the financial services industry and leadership roles in the professional services and non-profit sector, where he focuses on system-level economic, social, and health challenges. These experiences and the insights they provide well qualifies him to continue serving on our Board.

EAST WEST BANCORP 2026 Proxy Statement    18

Board of Directors and Corporate Governance

Sabrina Kay INDEPENDENT Chief Executive Officer, Fremont Private Investments DIRECTOR SINCE: 2022 COMMITTEES: Compensation, Nominating/Corporate Governance

Dr. Sabrina Kay has been the CEO of Fremont Private Investments since 2002 and the strategic partner of VSS Capital since 2021. An entrepreneur and philanthropist, Dr. Kay was the founding vice-chair of Premier Business Bank in 2006, which subsequently merged with First Foundation Bank in 2018. She was also the founder and Chancellor of Fremont University, CEO of Dale Carnegie Los Angeles, and founder and CEO of the California Design College/Art Institute of Hollywood. Dr. Kay was named the California Senate Woman of the Year and was the founding commissioner of the ScholarShare 529 California College Savings Plan.

Dr. Kay currently serves on the board of Hagerty, Inc. (NYSE: HGTY), MannKind Corporation (Nasdaq: MNKD), and the Petersen Automotive Museum. She has served on over 30 corporate, non-profit, and civic boards. Dr. Kay’s extensive knowledge of technology-enabled businesses, banking experience, and financial expertise well qualifies her to continue serving on our Board.

Jack C. Liu INDEPENDENT Senior Attorney, Alliance International Law Offices DIRECTOR SINCE: 1998 COMMITTEES: Compensation (Chair), Nominating/Corporate Governance, Risk Oversight

Jack C. Liu has been a senior attorney with Alliance International Law Offices since 2010. Prior to this, Mr. Liu was a Senior Advisor for the Morgan Stanley International Real Estate Fund (MSREF) and was President of MSREF’s affiliate, New Recovery Asset Management Corp. In addition to his expertise in the U.S. banking regulatory practice area, Mr. Liu advises on business and legal aspects of international corporate, investment, and real estate matters. He currently serves on the board of Shin Kong Life Insurance Co., Ltd., a Taiwan-based life insurance company.

Mr. Liu is admitted to practice law in California and Washington, D.C., as well as in Taiwan as a foreign attorney. Mr. Liu brings to the Board his experience and insight on doing business in Asia, as well as his board-level perspective and leadership on risk management and oversight of regulated financial institutions. Mr. Liu is well recognized as an expert in various corporate governance and ESG matters and is a certified professional insurance executive by the Republic of China Financial Supervisory Commission. Mr. Liu is a Board Leadership Fellow with the National Association of Corporate Directors. He is also the Vice Chairman of the Taipei Independent Directors Association in Taiwan. Mr. Liu’s executive management experience internationally and domestically well qualifies him to continue serving on our Board.

EAST WEST BANCORP 2026 Proxy Statement    19

Board of Directors and Corporate Governance

Dominic Ng Chairman of the Board and CEO of East West Bancorp, Inc. and East West Bank DIRECTOR SINCE: 1991 COMMITTEE: Executive (Chair)

Dominic Ng is Chairman of the Board and Chief Executive Officer of East West Bancorp, Inc. (Nasdaq: EWBC) and East West Bank. Since joining the Bank in 1991, he has transformed East West from a small savings and loan association with $600 million in assets into a global full-service commercial bank with $80.4 billion in assets as of December 31, 2025. Prior to taking the helm of East West Bank as CEO in 1992, he was President of Seyen Investment and practiced as a CPA with Deloitte & Touche, LLP in Houston and Los Angeles.

Mr. Ng served as Chair of the 2023 Asia-Pacific Economic Cooperation (APEC) Business Advisory Council (ABAC), the private sector arm of APEC that advises heads of state and government on economic growth. He is also a board member of Mattel Inc. (Nasdaq: MAT) and the University of Southern California. In recognition of his leadership, the Los Angeles Times included him among its “L.A. Influential” list of 2024, and the Los Angeles Business Journal named him “Business Person of the Year.” American Banker honored him as “Banker of the Year” for successfully executing his vision and building East West Bank into one of the nation’s most profitable regional banks.

Beyond his industry achievements, Mr. Ng is known for his civic and philanthropic leadership. He received the Alexis de Tocqueville Global Award from United Way Worldwide, which recognized his exceptional and sustained stewardship of United Way’s giving campaigns. Mr. Ng’s extensive management experience, financial expertise and leadership of our Company make him highly qualified to serve on the Board. He brings deep knowledge of East West Bank’s business and operations, the U.S. financial services industry, the Asia-Pacific region and U.S.-Asia cross-border trade and investments.

Lester M. Sussman LEAD INDEPENDENT DIRECTOR Retired Partner, Deloitte DIRECTOR SINCE: 2015 COMMITTEES: Audit (Chair), Executive, Compensation, Risk Oversight

Lester M. Sussman formerly served as Vice President, Advisory Services for Resources Global Professionals (RGP). He was with RGP from 2005 through 2020, providing corporate governance, risk management and compliance services to clients globally. Mr. Sussman is also a retired audit partner of Deloitte, where he held leadership positions, including Partner in Charge of the Financial Services Group for the Pacific Southwest, and Partner in Charge of Capital Markets for the West Region. Mr. Sussman is a CPA.

Mr. Sussman is a current member of the board of directors of the Braille Institute, as well as the board of directors of the Pacific Southwest chapter of the National Association of Corporate Directors. He is also NACD Directorship Certified. Mr. Sussman brings over 40 years of financial services experience and significant accounting, financial reporting, and corporate governance expertise to the Company, which well qualifies him to continue serving on our Board.

EAST WEST BANCORP 2026 Proxy Statement    20

Board of Directors and Corporate Governance

Governance Documents

We have adopted formal Corporate Governance Guidelines reflecting our commitment to sound corporate governance. These principles are essential to running the Company’s business efficiently and to maintaining our integrity in the marketplace. In addition, we have adopted a Code of Conduct that applies to our directors, officers, and employees, which provides standards of conduct to promote compliance with laws and regulations and for conducting our business in an ethical and responsible manner. The Board also regularly considers governance, sustainability, and social matters as part of its oversight function under our Corporate Responsibility Framework. The Corporate Governance Guidelines, our Code of Conduct, and information about other governance matters of interest to investors are available through our website at www.eastwestbank.com/investors by clicking on Corporate Information — Governance Documents. Our Corporate Responsibility Report is available at www. eastwestbank.com. References to our website in this Proxy Statement are not intended to function as hyperlinks, and the information contained on our website is not incorporated by reference into this Proxy Statement.

Director Independence, Financial Experts and Risk Management Experience

INDEPENDENCE

Our common stock is listed on Nasdaq. Under Nasdaq listing standards, independent directors must comprise a majority of a listed company’s board of directors. In addition, Nasdaq listing standards require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under these listing standards, a director is independent only if the board of directors of a company makes an affirmative determination that the director has no material relationship with the company that would impair his or her independence.

The Board has undertaken a review of the independence of each director in accordance with the Exchange Act and Nasdaq listing standards. Based on this review, the Board has determined that all of our directors, except for Mr. Ng, are independent as that term is defined under the Nasdaq listing standards. Accordingly, all members of the Audit, Compensation, and Nominating/Corporate Governance Committees satisfy the independence requirements of Nasdaq. The Board has also determined that all members of the Risk Oversight Committee are independent, though this committee is not subject to Nasdaq independence requirements. In making these determinations, the Board considered the relationships that each non-employee director has with us and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock of each non-employee director, as well as relationships that our directors may have with customers and vendors.

FINANCIAL EXPERTS

Based on its review, the Board determined that three directors, Ms. Campbell, Mr. Hutchins, and Mr. Sussman, qualify as “audit committee financial experts,” as defined under the applicable rules of the U.S. Securities and Exchange Commission (SEC), by reason of their prior job experience, and satisfy the Nasdaq requirements for financial sophistication.

EAST WEST BANCORP 2026 Proxy Statement    21

Board of Directors and Corporate Governance

Risk Management Experience
All members of the Risk Oversight Committee:

›  Meet the independence requirement of the Enhanced Prudential Standards of the Board of Governors of the Federal Reserve System (the “Federal Reserve”); and

›  Have a general understanding of risk management principles and practices relevant to our business

Risk Experts Under the Federal Reserve’s Enhanced Prudential Standards
Alvarez

›  Mr. Alvarez was the founding General Counsel and Corporate Secretary of Affirm, Inc., where he helped build and scale the company’s enterprise risk management function focusing on legal, compliance, and corporate governance.

›  During his tenure as Commissioner of the DFPI, Mr. Alvarez oversaw a large swath of the state’s financial services sector and had primary responsibility for the DFPI’s regulatory and risk oversight of state banks, credit unions, and other licensed entities.

Hutchins

›  Mr. Hutchins was a partner with KPMG LLP, where he formed the firm’s enterprise risk management process and group.

›  While leading the Banking Practice on the West Coast for KPMG LLP, he implemented and advised on risk management for various financial services firms.

Sussman

›  Mr. Sussman was an audit partner with Deloitte, where he held leadership positions including Partner in Charge of the Financial Services Group for the Pacific Southwest and Partner in Charge of Capital Markets for the West Region.

›  His work at RGP involved providing corporate governance, risk management and compliance services to clients globally.

THE RISK OVERSIGHT PROCESS INCLUDES:

The Board receives regular reports from its committees and members of senior management to enable the Board to understand the Company’s risk identification, risk management, and risk mitigation strategies with respect to areas of potential material risk.

While each committee is responsible for evaluating certain risks, as further described in “Board Committees” below, and overseeing the management of such risks, the entire Board is regularly informed through reports about such risks. Matters of significant strategic risk are considered by the Board as a whole.

The Board has responsibility for the oversight and evaluation of the Company’s risk management processes and, either as a whole or through its committees, regularly discusses with committees and management our major risk exposures, their potential impact on our business and the steps we take to manage them.

EAST WEST BANCORP 2026 Proxy Statement    22

Board of Directors and Corporate Governance

Board Leadership Structure

The Board leadership is structured with a Chairman/CEO position and a Lead Independent Director position that is elected by and from the independent members of the Board. The Board has determined that, at this time, having the CEO also serve as Chairman is in our best interest. The designation of the CEO with the additional title as Chairman is important when dealing with overseas customers and dignitaries in Asia, where these positions are typically combined. We have extensive experience and dealings with persons from this region who may have the perception that they are not dealing with the senior decision maker unless they are dealing with the Chairman. This structure also makes the best use of the CEO’s extensive knowledge of the Company and its industry, while fostering greater communication between management and the Board.

Our governance structure provides for a strong Lead Independent Director role. The powers and duties of a Chairman and a Lead Independent Director differ only in that the Chairman presides over the normal business portion of the meetings of the Board. Since the Lead Independent Director may call for an executive session of independent directors at any time and has joint control over the agenda and the information provided to directors for Board meetings, the Board believes that it is able to have an open exchange of views or address any issues independent of the Chairman. In addition, much of the work of the Board is conducted through its committees, and the Chairman is not a member of any committee, other than the Executive Committee.

Among other things, the Lead Independent Director is required to:

›   Lead executive sessions of the Board’s independent or non-management directors and preside at any session of the Board where the Chairman is not present;

›   Act as a regular communication channel between the independent directors and the Chairman;

›   Approve Board meeting schedules to ensure sufficient time to discuss all agenda items;

›   Represent the independent directors in discussions with major stockholders regarding their concerns and expectations;

›   Call special Board meetings or special meetings of the independent directors, as needed;

›   Approve the retention of consultants who report directly to the Board; and

›   Advise the independent Board committee chairs in fulfilling their designated roles and responsibilities to the Board.

The Company does not have a policy requiring mandatory separation of the roles of CEO and the Chairman of the Board. Instead, the Board believes it is in the best interest of the Company to make a determination regarding the separate roles of CEO and Board Chairman on a regular basis, based on the position and direction of the Company and the membership composition of the Board at the time. The determination not to separate the roles of Chairman and CEO at this time also recognizes the strong independence of the Board with 10 of the 11 directors being independent.

Director Education and Self-Assessment; Succession Planning

We have a continuing education program to assist directors in further developing their skills and knowledge to better perform their duties. This includes presentations made as part of regular Board and committee meetings by qualified persons on various topics. For example, in 2025, our Board received in-Company training on topics including BSA/AML and OFAC requirements, fraud, enterprise risk management, cybersecurity, technology risk, operational risk, compliance risk management, and the Community Reinvestment Act. In addition, our directors have external continuing education requirements. In 2025, members of our Board participated in external director continuing education programs including those offered by the National Association of Corporate Directors (NACD), KPMG, and Deloitte on topics such as audit committee

EAST WEST BANCORP 2026 Proxy Statement    23

Board of Directors and Corporate Governance

issues, information security, cybersecurity risk, geopolitical risk, global finance trends, regulatory review, oversight of artificial intelligence, board oversight of governance, compensation, compliance and ethics, climate and greenhouse disclosure, and risk oversight and management. In addition, Messrs. Dumont, Hutchins, Liu, and Sussman are active members of the NACD, Mr. Liu is an NACD Leadership Fellow, Mr. Sussman is NACD Directorship Certified, and Mr. Dumont is FT Directorship Certified and a member of the Association of LGBTQ+ Corporate Directors.

The Board regularly evaluates its overall effectiveness, committee assignments, Board refreshment, and governance and risk management practices. The Nominating/Corporate Governance Committee determines the process for such evaluation and review, which typically includes a review of how certain attributes affect Board and/or individual director effectiveness, such as Board and Board Committee size, meeting frequency, quality and timing of information provided to the Board and Board Committee members, director communication, director education, director skills and qualifications, director independence and overall performance.

Board Meetings

During 2025, the Board held four regularly scheduled meetings and a multi-day retreat. There were also 23 meetings of Board committees during 2025. Directors who were members of the Board at the time attended all Board meetings, the retreat and at least 75% of the committee meetings of which they were a member. The policy of the Company is to encourage all director nominees to attend the annual meeting of stockholders, and all directors attended the 2025 annual meeting of stockholders.

The independent directors generally meet in executive sessions without management or any employee directors present at every regularly scheduled meeting of the Board. The sessions are chaired by the Lead Independent Director. Any director can request an additional executive session to be scheduled.

The Board, on a regular basis but no less than annually, reviews the Company’s executive management succession plans for both regular and emergency succession scenarios. In addition, the Compensation and Management Development Committee periodically reviews the Company’s talent management program, including succession planning for key executives, including our Chief Executive Officer and other senior executive management, while the Nominating/Corporate Governance Committee is responsible for reviewing and approving an emergency succession plan.

Board Committees

The Board has the following five standing committees:

The standing committees report on their deliberations and actions at each full Board meeting. Each of the committees has the authority to engage outside experts, advisors, and counsel to the extent it considers appropriate to assist the committee in its work.

Each of the standing committees operates under a written charter. These charters can be found on the Company’s website at www.eastwestbank.com/investors by clicking on Corporate Information — Governance Documents. Set forth below is a description of the standing committees of the Board.

The Bank’s board of directors also has the same five standing committees, which each consists of the same directors as, and generally meets jointly with the Company’s respective committee.

EAST WEST BANCORP 2026 Proxy Statement    24

Board of Directors and Corporate Governance

Audit Committee

The Audit Committee oversees our accounting and financial reporting process, the audit of our financial statements, and assists our Board in monitoring our financial systems and our legal and regulatory compliance.

CHAIR:

Lester M. Sussman
(Audit Committee
Financial Expert)

OTHER MEMBERS:

Manuel P. Alvarez,
Molly Campbell
(Audit Committee
Financial Expert),

Mark Hutchins
(Audit Committee
Financial Expert),
Paul H. Irving

NUMBER OF
MEETINGS HELD
IN 2025: 9

PRIMARY RESPONSIBILITIES

›   Appointing, compensating and overseeing the work of our independent registered public accounting firm;

›   Approving engagements of the independent registered public accounting firm to render any audit or permissible non-audit services;

›   Reviewing the qualifications and independence of the independent registered public accounting firm;

›   Reviewing the scope and results of the internal audits;

›   Reviewing the Company’s financial statements and related disclosures;

›   Reviewing and discussing with management and the independent registered public accounting firm the results of our annual audit;

›   Resolving any disagreements between management and the independent registered public accounting firm regarding financial reporting;

›   Reviewing our critical accounting policies and practices;

›   Reviewing the adequacy and effectiveness of our internal control over financial reporting;

›   Overseeing the Company’s Independent Asset Review function;

›   Establishing procedures for the receipt, retention and treatment of accounting and auditing related complaints and concerns;

›   Preparing the audit committee report required by SEC rules to be included in our annual proxy statement; and

›   Reviewing and approving quarterly earnings releases.

EAST WEST BANCORP 2026 Proxy Statement    25

Board of Directors and Corporate Governance

Compensation and Management Development Committee

The Compensation and Management Development Committee (the “Compensation Committee”) establishes and administers the executive compensation policies and plans of the Company. The Compensation Committee may form and delegate authority to subcommittees, or, to the extent permitted under applicable laws, regulations and Nasdaq rules, to any other director, in each case to the extent the Compensation Committee deems necessary or appropriate.

CHAIR: Jack C. Liu OTHER MEMBERS: Molly Campbell, Archana Deskus, Serge Dumont, Sabrina Kay, Lester M. Sussman NUMBER OF MEETINGS HELD IN 2025: 7

 PRIMARY RESPONSIBILITIES

›   Annually reviewing and approving the primary components of compensation for our CEO and other NEOs (after receiving input from our CEO with respect to the other NEOs);

›   Establishing, with the input from the full Board, performance goals for the CEO, and evaluating his performance in light of those goals;

›   Evaluating the performance of our CEO and other NEOs in light of established goals and objectives;

›   Periodically evaluating the competitiveness of the compensation of our CEO, other NEOs, directors, and our overall compensation plans;

›   Providing input with respect to the Company’s human capital strategy, including talent management and succession planning, including succession planning for the CEO and other key executives;

›   Reviewing and discussing with management the risks arising from our compensation policies and practices for all employees that are reasonably likely to have a material adverse effect;

›   Evaluating and making recommendations regarding director compensation with the use of a compensation consultant;

›   Administering our equity compensation plans for our employees and directors; and

›   Producing the compensation committee report required by SEC rules to be included in our annual proxy statement.

Compensation Consultant

The Compensation Committee appointed Meridian Compensation Partners, LLC as its independent compensation consultant in 2025. The Compensation Committee uses its compensation consultant to:

›   Assist and advise the Compensation Committee during its meetings;

›   Provide information based on third-party data and analysis of compensation programs at comparable financial institutions for the design and implementation of our executive and non-employee director compensation programs;

›   Compile and analyze compensation data for financial services companies;

›   Assist the Compensation Committee in forming a peer group; and

›   Provide independent information as to the reasonableness and appropriateness of the compensation levels and compensation programs of the Company relative to comparable financial services companies.

EAST WEST BANCORP 2026 Proxy Statement    26

Board of Directors and Corporate Governance

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee nominates persons for election as directors and reviews corporate governance matters.

CHAIR: Paul H. Irving OTHER MEMBERS: Molly Campbell, Serge Dumont, Sabrina Kay, Jack C. Liu NUMBER OF MEETINGS HELD IN 2025: 3

 PRIMARY RESPONSIBILITIES

›   Recommending to the Board a slate of nominees for election to the Board in accordance with the Company’s Corporate Governance Guidelines;

›   Recommending to the Board individuals to fill any vacancies on the Board occurring between annual meetings of stockholders;

›   Recommending to the Board the directors who will serve on each committee of the Board;

›   Approving emergency succession planning for senior executives;

›   Developing and recommending to the Board a set of corporate governance principles;

›   Periodically reassessing the Company’s corporate governance principles;

›   Conducting an annual assessment of the Board’s structure and performance to determine whether it, its committees, and its members are functioning effectively; and

›   Overseeing and monitoring the Company’s Code of Conduct.

Risk Oversight Committee

The Risk Oversight Committee provides focused oversight of the Company’s identified enterprise risk categories, which include BSA/AML, compliance, credit, legal, liquidity, market, operational, reputational, technology, and strategic. The Board believes effective enterprise risk management is necessary to ensure the successful, safe and sound management of the Bank.

CHAIR: Mark Hutchins OTHER MEMBERS: Manuel P. Alvarez, Peter Babej, Archana Deskus, Paul H. Irving, Jack C. Liu, Lester M. Sussman NUMBER OF MEETINGS HELD IN 2025: 4

 PRIMARY RESPONSIBILITIES

›   Be responsible for the Company’s risk management standards;

›   Monitoring the Company’s risk exposure in the identified enterprise risk categories;

›   Timely identifying the material risks that the Company faces;

›   Communicating necessary information on material risks to senior management and, as appropriate, to the Board or relevant Board committee;

›   Approving and/or developing the risk appetite and tolerance levels for the Company;

›   Overseeing systems that management put in place to identify, manage, and mitigate technology and cybersecurity risks, including receiving quarterly briefing on information security matters;

›   Overseeing the Company’s risk management framework and implementing responsive risk management strategies appropriate to the Company’s risk profile;

›   Integrating risk management into the Company’s decision-making; and

›   Monitoring BSA/AML & OFAC compliance risks across the Company and reviewing assessments of BSA program enhancements from internal audits, regulators, and independent third parties, including consultants.

EAST WEST BANCORP 2026 Proxy Statement    27

Board of Directors and Corporate Governance

Executive Committee

CHAIR: Dominic Ng OTHER MEMBERS: Lester M. Sussman NUMBER OF MEETINGS HELD IN 2025: 0

 PRIMARY RESPONSIBILITIES

›   The Executive Committee is appointed by the Board to provide an efficient means of considering such matters and taking such actions, if any, as may require the attention of the Board in the interim between Board meetings.

›   The Executive Committee is authorized to exercise certain powers of the Board during intervals between Board meetings.

Stockholder Nominees

The policy of the Nominating/Corporate Governance Committee is to consider properly submitted stockholder nominations for Board candidacy as described below in “Identifying and Evaluating Nominees for Directors.” In evaluating these nominations, the Nominating/Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to meet the membership criteria set forth under “Director Nominee Qualifications and Experience” discussed above. Any stockholder nominations proposed for consideration by the Nominating/Corporate Governance Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:

CORPORATE SECRETARY East West Bancorp, Inc. 135 N. Los Robles Avenue, 7th Floor Pasadena, California 91101

Nominations for directors may be made by any stockholder entitled to vote for the election of directors if proper notice is given in accordance with our Amended and Restated Bylaws (the “Bylaws”). Notice of a stockholder’s intention to make any nominations must be made in writing, contain the information required by our Bylaws regarding the stockholder and the director nominee and be delivered to the Secretary of the Company at the Company’s principal executive office. Notice must be delivered to or mailed and received at the Company’s principal executive office not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting. If the meeting will be held more than 30 days before or 60 days after the anniversary date of the prior year’s annual meeting, notice must be delivered to or mailed and received at the Company’s principal executive office not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of the 90th day prior to the annual meeting and the close of business on the 10th day following the date of the initial public announcement of the date of such meeting.

In addition to satisfying the foregoing requirements, our Bylaws require that stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice to the Company and comply with Rule 14a-19 under the Securities Exchange Act of 1934, including soliciting proxies from at least 67% of the voting power of shares entitled to vote. The notification shall contain the following information, among other requirements:

EAST WEST BANCORP 2026 Proxy Statement    28

Board of Directors and Corporate Governance

›  A representation that the stockholder, or beneficial owner, if any, will, or is part of a group that will file a definitive proxy statement and form of proxy with the SEC and solicit proxies in support of such director nominee(s) or nomination(s) in accordance with Rule 14a-19 under the Exchange Act;

›  The name and record address of the stockholder, as they appear on the Company’s books;

›  A description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nominations are to be made by the stockholder; and

›  A representation that the stockholder or a qualified representative intends to appear in person via the internet or by proxy at the meeting to nominate the person named in the notice.

In addition to the procedures set forth above, following discussions with stockholders, in March 2023 the Board amended our Bylaws to implement “stockholder proxy access,” which first applied for the election of directors in 2024. This bylaw allows a stockholder, or group of up to 20 stockholders, that meet certain ownership and procedural requirements, to nominate up to two director candidates or, if greater, up to 20% of the number of directors then serving on the Board using our proxy statement. The stockholder or group members will be required to have owned continuously at least three percent of our outstanding common stock for three years or more as of the date we receive the nomination and will be required to continue to hold that number of shares through the annual meeting of stockholders, among other requirements. Notice of a stockholder’s intention to make any nominations must be made in writing and must be delivered to the Secretary of the Company at the principal executive office of the Company not less than 120 calendar days or more than 150 calendar days prior to the anniversary of the mailing date of the prior year’s proxy statement regarding the nomination and must contain information regarding the director nominee and the person making the nomination, including proof of the required number of shares held by the stockholder or group, as well as the additional information that is specified in our Bylaws. Except as otherwise required by law, we will disregard nominations not made in accordance with the requirements in the Bylaws.

Identifying and Evaluating Nominees for Directors

Our Corporate Governance Guidelines contain Board membership criteria that apply to the Nominating/Corporate Governance Committee’s assessment of potential nominees for a position on the Board. Under these criteria, members of the Board should possess the following:

›  The highest professional and personal ethics and values

›  Broad experience at the policy-making level in business, government, education, finance, accounting, law, or public interest

›  A high level of financial experience

›  Extensive knowledge of the Company’s business and/ or industry, risk oversight/management expertise, and broad international exposure/Asia experience

›  A variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee the Company’s businesses

›  A commitment to enhancing stockholder value

›  Sufficient time to carry out their duties and to provide insight and practical wisdom based on experience, including limited service on other boards of public companies in order to perform all director duties responsibly

EAST WEST BANCORP 2026 Proxy Statement    29

Board of Directors and Corporate Governance

The Nominating/Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director and regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Committee considers various potential candidates for director. Candidates may come to the attention of the Committee through current Board members, professional search firms, stockholders, or other persons.

The Committee is tasked with interviewing and determining whether a potential director candidate is qualified to join the Board of the Company and the Bank, including the evaluation of whether a candidate is “independent” in accordance with the Exchange Act and Nasdaq listing standards. In addition, the Company arranges for a background search of the potential candidate, including but not limited to his or her “independence” and presents the findings to the Committee. For example, in connection with the nomination of Mr. Babej to the Board in 2025, the Company and the Committee performed a background search of Mr. Babej, determined that he had no direct or any significant relationship with the Company or any of its subsidiaries prior to his candidacy and thus deemed him “independent.”

Director candidates are evaluated at regular or special meetings of the Committee and may be considered at any point during the year. As described above, the Committee considers properly submitted stockholder nominations for candidates for the Board. Following verification of the stockholder status of persons proposing candidates, recommendations are aggregated and considered by the Committee. If any materials are provided by a stockholder in connection with the nomination of a director candidate, those materials are forwarded to the Committee. In evaluating the nominations, the Nominating/Corporate Governance Committee seeks to achieve a balance of knowledge, experience, and capability on the Board.

Communications with the Board

Our Board welcomes suggestions and comments from stockholders. All stockholders are encouraged to attend the Annual Meeting where senior management and representatives from our independent registered public accounting firm, as well as members of the Board, will be available to answer questions as time permits. Stockholders may also send written communications to the Board by writing to the Secretary of the Board at:

SECRETARY OF THE BOARD OF DIRECTORS East West Bancorp, Inc. 135 N. Los Robles Avenue, 7th Floor Pasadena, California 91101

All communications (other than commercial communications soliciting the sale of goods or services to, or employment with, the Company or directors of the Company) will be directed to the appropriate committee, the Chairman of the Board, the Lead Independent Director, or to any individual director specified in the communication, as applicable.

Stock Ownership Guidelines

All directors and NEOs are required to own the Company’s common stock to further align the financial interests of our directors and management with those of our stockholders. The stock ownership guideline for directors is three times their annual cash retainer, and the guideline should be met within five years of the date of election. The stock ownership guideline for the CEO is six times his annual base salary, and the stock ownership guideline for NEOs is one time their annual base salary. These guidelines should be met within five years of the date of hire. The Company’s Stock Ownership Guidelines for directors and senior management are posted on the Company’s website, which can be found at www.eastwestbank.com/investors by clicking on Corporate Information — Governance Documents.

EAST WEST BANCORP 2026 Proxy Statement    30

Board of Directors and Corporate Governance

NEOs have additional holding requirements for stock acquired as part of their compensation. NEOs are required to hold until retirement at least 51% of any stock acquired upon the exercise of stock options (net of taxes and net of the grant price paid) and at least 51% of any stock received upon vesting (net of taxes) of restricted stock or restricted stock units (RSUs).

Additionally, in 1998, the Company launched the Spirit of Ownership Program, which provides annual restricted stock grants or RSUs to all Company employees. The program was launched with the premise that each employee is a shareholder, with a vested stake in the Company’s long-term success, growth, and profitability.

Pledging of Company Securities

The Company encourages directors, executive officers, and other insiders to maintain significant ownership of Company stock—above required ownership guidelines—to promote strong alignment with stockholder interests. Although the Company generally maintains a strict prohibition on pledging Company securities as collateral for loans or other obligations, it recognizes that an absolute ban may unintentionally prompt insiders to sell shares to address personal financial planning needs. Accordingly, while pledging is discouraged, the Nominating/Corporate Governance Committee may, under limited circumstances, grant case by case exceptions where the following conditions are met:

•	Insiders may not pledge shares needed to satisfy stock ownership guidelines, and any approved pledge generally may not exceed 50% of the insider’s holdings above those required by such guidelines.

•	Insiders must demonstrate financial capacity to meet loan obligations without reliance on a margin call, foreclosure, or forced sale, and loans must include risk-mitigating terms such as conservative loan to value ratios, no margin or mark to market features, and the ability to meet collateral calls using assets other than Company securities.

•	All pledged shares by insiders collectively must represent less than 5% of the Company’s outstanding shares.

No pledges may be entered into or modified during blackout periods or while in possession of material nonpublic information. Any approved pledges will be disclosed in the proxy statement, and insiders are required to report pledges on Form 4 within two business days.

Certain Relationships and Related Transactions

Our Code of Conduct and Corporate Governance Guidelines provide guidance for addressing actual or potential conflicts of interests, including those that may arise from transactions and relationships between the Company and its executive officers or directors. To provide further clarity and guidance on these matters, the Company has adopted a written policy regarding the review, approval or ratification of related party transactions.

The policy generally provides that the Audit Committee will review and approve in advance, or will ratify, all related party transactions between the Company and our directors, director nominees, executive officers, and persons known by the Company to own more than 5% of our common stock, and any of their immediate family members. Related party transactions include transactions or relationships involving the Company in which amounts involved exceed $120,000 and the above related parties had or will have a direct or indirect material interest. Under the policy, the failure to approve a related party transaction in advance would not invalidate the transaction or violate the policy as long as it is submitted to the Audit Committee for review and ratification as promptly as practicable after entering into the transaction.

The Audit Committee works with our General Counsel in reviewing and considering whether any identified transactions or relationships are covered by the policy. In determining whether to approve or ratify a transaction or relationship that is covered by the policy, the Audit Committee considers, among other things:

› The identity of the parties involved in the transaction or relationship; › The facts and circumstances of the transaction or relationship; › The material facts of the transaction or relationship;

›  The benefits to the Company of the transaction or relationship; and

›  The terms of the transaction, including whether those terms are fair to the Company and are in the ordinary course of business and on substantially the same terms with transactions or relationships with unrelated third parties.

EAST WEST BANCORP 2026 Proxy Statement    31

Board of Directors and Corporate Governance

During 2025, we did not enter into any related party transactions that required review, approval or ratification under our related party transaction policy. From time to time, we may lend money through our subsidiary, the Bank, to various directors and corporations or other entities in which a director may own a controlling interest. These loans (i) are made in the ordinary course of business, (ii) are made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) do not involve more than a normal risk of collectability and do not present other unfavorable features. As of December 31, 2025, none of these loans were categorized as nonaccrual, past due, restructured, or potential problem loans. We do not provide any loans to NEOs. None of our directors or executive officers, any associate or affiliate of those persons, or persons who beneficially owned more than 5% of our outstanding shares had any transactions or proposed transactions with us greater than $120,000 during the past year, other than the aforementioned loans made in the ordinary course of business.

Director Compensation

The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors with respect to the compensation of directors. Employees of the Company and its subsidiaries are not compensated for service as a director of the Company or its subsidiaries and are excluded from the table below. The compensation received by Mr. Ng as an employee of the Company is provided below in the “Summary Compensation Table.”

Director compensation is reviewed by the Compensation Committee of the Board and adjustments are generally considered every two years. The Committee will engage an outside independent consultant to review director compensation amounts and structure at the same group of peer banks used by the Compensation Committee to review the compensation of senior management. In 2025, the Compensation Committee engaged Meridian Compensation Partners, LLC as its independent compensation consultant for this purpose.

In 2025, non-employee directors received an annual cash retainer of $133,750 and an annual award of $133,750 of common stock. The Lead Independent Director received an additional annual cash retainer of $40,000. The Board believes that the role of a Lead Independent Director is essential to maintaining an independent leadership with respect to matters such as Board oversight, corporate strategy, management succession, internal controls, Board composition and functions, and accountability to stockholders, and therefore the annual cash retainer paid for the Lead Independent Director’s additional service is justified. The essential duties of the Lead Independent Director are explained in further detail in the section titled “Board Leadership Structure” above and in our Corporate Governance Guidelines.

The committee chairs received an additional annual cash retainer as follows: Audit, $27,500; Compensation, $27,500; Risk Oversight, $27,500, and Nominating/Corporate Governance, $22,500. There is no compensation for service on the Executive Committee.

EAST WEST BANCORP 2026 Proxy Statement    32

Board of Directors and Corporate Governance

The following table summarizes the compensation paid by the Company to non-employee directors for the calendar year that ended December 31, 2025:

Name	Fees Earned or Paid in Cash ($)[1]	Stock Awards ($)[2]	All Other Compensation ($)	Total ($)
Manuel P. Alvarez	133,820	133,680		267,500
Peter Babej	66,968	66,782		133,750
Molly Campbell	133,820	133,680		267,500
Archana Deskus	133,820	133,680		267,500
Serge Dumont	133,820	133,680		267,500
Mark Hutchins	161,320	133,680		295,000
Paul H. Irving	156,320	133,680		290,000
Sabrina Kay	133,820	133,680		267,500
Jack C. Liu	161,320	133,680		295,000
Lester M. Sussman	201,320	133,680		335,000

1.	Annual cash retainers were paid to directors in May 2025 for service from May 2025 to May 2026, except for Mr. Babej, who was paid a prorated cash retainer when he was appointed on December 1, 2025. Fees earned or paid in cash ($) reflect numbers rounded to the nearest dollar and includes residual cash paid after stock grant.

2.	The Company granted 1,417 shares of the Company’s common stock to each non-employee director on May 20, 2025 except for Mr. Babej, who was granted 621 shares of the Company’s common stock when he was appointed on December 1, 2025. The number of shares granted is based on the grant date fair value, which is the closing price of the Company’s stock on the grant date. The closing price of the Company’s common stock was $94.34 on May 20, 2025 and $107.54 on December 1, 2025. The grant date fair values are computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic No. 718, Compensation—Stock Compensation. See the Company’s Annual Report on Form 10-K, Note 1 - Summary of Significant Accounting Policies, on the Company’s accounting for share-based compensation plans.

Proposal 2: Advisory Vote to Approve Executive Compensation

PROPOSAL SNAPSHOT

What am I voting on?

Stockholders are being asked, as required by Section 14A of the Exchange Act, to approve, on an advisory basis, the compensation of the NEOs for 2025 as described in the “Compensation Discussion and Analysis” section beginning on page 35 and the Compensation Tables section beginning on page 52.

Voting recommendation:

FOR the advisory vote to approve executive compensation. The Compensation Committee takes very seriously its stewardship responsibility to oversee the Company’s compensation programs and values thoughtful input from stockholders. The Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.

EAST WEST BANCORP 2026 Proxy Statement    33

Board of Directors and Corporate Governance

This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our NEO compensation as a whole. This vote is not intended to address any specific item of compensation or any specific NEO, but rather the overall compensation of all our NEOs and the philosophy, policies and practices described in this Proxy Statement. Our Board of Directors and management value the opinions of our stockholders, including their advisory votes regarding the compensation paid to our NEOs, and as such, we hold our Say-on-Pay vote every year. We revisit the frequency of our Say-on-Pay votes every six years, with the most recent vote having occurred in 2023.

We believe that the information provided in “Compensation Discussion and Analysis” beginning on page 35 demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. The sustained success of the Company’s customer focus and bridge banking model between East and West is reflected in the following key metrics:

›	Total loans grew to a record $56.9 billion in 2025;

›	Total deposits grew to a record $67.1 billion in 2025;

›	ROA of 1.70% in 2025 was substantially above the KBW Nasdaq Bank Index (“BKX”) median of 1.10% and average of 1.08%; and

›	ROE of 16.01% in 2025 was substantially above the BKX median of 11.62% and average of 11.31%.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation of our Named Executive Officers as reflected in this Proxy Statement and as disclosed pursuant to Item 402 of Regulation S-K, which disclosure includes the compensation discussion and analysis, the compensation tables, narratives and all related material.”

Because your vote is advisory, it will not be binding upon the Board. However, the Board and the Compensation Committee will consider the vote results when evaluating our compensation policies and practices in the future. Currently, we expect to hold an advisory vote on the compensation paid to our NEOs each year and expect that the next such vote, following this vote, will occur at our annual stockholder meeting in 2027.

EAST WEST BANCORP 2026 Proxy Statement    34

Compensation Discussion and Analysis

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis (“CD&A”) describes the structure and guiding principles of our 2025 executive compensation program for the Company’s Named Executive Officers, as set forth below.

2025 Named Executive Officers	Dominic Ng	Chairman and Chief Executive Officer
	Christopher J. Del Moral-Niles	Executive Vice President, Chief Financial Officer
	Irene H. Oh	Executive Vice President, Chief Risk Officer
	Douglas P. Krause	Vice Chairman, Chief Corporate Officer
	Parker L. Shi	Executive Vice President, Chief Operating Officer

2025 Business and Financial Performance Highlights

In 2025, we continued to deliver strong and consistent financial performance. The Company achieved record loans of $56.9 billion, record deposits of $67.1 billion, and record assets of $80.4 billion.

We also outperformed peer banks in terms of ROA, ROE, and total shareholder return (TSR). The Compensation Committee believes the Company’s 2025 pay decisions reflected the continued alignment between the Company’s financial and organizational objectives and its executive compensation program. We have outperformed peer banks over time. We consistently achieved a higher ROA and ROE for each of the last three years relative to the median ROA and ROE achieved by (i) our compensation peer group described on page 40 of this Proxy (the “Peer Group”) and (ii) the banks comprising the KBW Nasdaq Bank Index (“BKX”).

EAST WEST BANCORP 2026 Proxy Statement    35

Compensation Discussion and Analysis

Company Results Compared to Peers

EAST WEST BANCORP 2026 Proxy Statement    36

Compensation Discussion and Analysis

Our Compensation Philosophy

We designed our executive compensation program to attract and retain talented managers, while rewarding them for delivering on our key financial and strategic goals. Guiding principles of our executive compensation program include:

Our Executive Compensation Program
What We Do
Place a substantial majority of executive compensation at risk and subject to performance metrics
Grant all of our NEOs’ total long-term incentives in performance-based restricted stock units
Link annual NEO incentive pay to objective, pre-established financial performance goals
Grant equity awards with multi-year vesting periods
With oversight from the Compensation Committee, perform annual risk assessments to ensure that our compensation policies and programs are not likely to materially affect the Company’s risk exposure
Engage an independent compensation consultant that reports solely to the Compensation Committee
Maintain stock ownership requirements for all NEOs
Maintain and periodically update a relevant peer group
Maintain a clawback policy
Listen to and engage with our stockholders regarding executive compensation decisions and philosophy
Conduct an annual review and approval of our compensation strategy
What We Don’t Do
Do not allow re-pricing of stock options without stockholder approval
Do not provide “single trigger” change in control payments to executive officers
Do not allow hedging of Company stock and do not allow pledging except in limited circumstances and if approved by the Nominating/Corporate Governance Committee
Do not permit gross-ups for excise or other taxes on severance or in connection with a change in control

EAST WEST BANCORP 2026 Proxy Statement    37

Compensation Discussion and Analysis

Overview of Our Executive Compensation Program

We have designed an executive compensation program that aligns pay with measurable achievement of our corporate goals and reflects input from our stockholders. Our 2025 executive compensation program remained the same as our 2024 structure. The components of each element of our executive compensation program are described in the table below.

2025 Pay Mix for NEOs

The 2025 pay mix for our NEOs highlights the Company’s commitment to align compensation outcomes to results and underscores our compensation philosophy of placing significant emphasis on at-risk, performance-based pay. In 2025, 84% of the CEO’s target pay was at risk and linked to Company performance. For the other NEOs, 68% of target pay, on average, was at risk and tied to Company and individual performance.

EAST WEST BANCORP 2026 Proxy Statement    38

Compensation Discussion and Analysis

Compensation-Setting Process and Roles

ROLE OF THE COMPENSATION COMMITTEE

As outlined in our Corporate Governance Guidelines, the Compensation Committee is responsible for developing and overseeing the Company’s executive compensation policies and programs. The goal of the Compensation Committee is to maintain compensation that is competitive within the markets in which we compete for talent, and which reflects the long-term interests of our stockholders.

The Compensation Committee is responsible for:

›	Developing the overall compensation strategy and policies for the Company;	›	Developing and maintaining a balanced compensation strategy of long-term and short-term incentives;
›	Developing, evaluating and approving the goals and objectives of the compensation of the CEO;	›	Retaining outside advisors, including compensation consultants, to provide professional counsel;
›	Evaluating and approving the individual compensation of our NEOs, including bonus, equity incentive compensation, and perquisites;	›	Approving annually the Compensation Committee Report and our Compensation Discussion and Analysis for inclusion in our Proxy Statement; and
›	Establishing the guidelines for stock ownership for executive management;	›	Providing reports to the Board on compensation matters.
›	With input from the Chief Human Resources Officer and Chief Risk Officer, reviewing our incentive compensation programs to evaluate and ensure that they do not encourage excessive risk;

ROLE OF THE COMPENSATION CONSULTANT

The independent compensation consultant, Meridian Compensation Partners, LLC, reports directly to the Compensation Committee, advising the Committee on trends and issues in executive compensation and providing comparative compensation information for companies with which the Company competes for talent. The Compensation Committee has the sole authority to retain and oversee the work of the consultant, which does not provide services to Company management. The Compensation Committee evaluates the independence of the consultant annually.

ROLE OF MANAGEMENT

The Company’s Human Resources Department provides additional analysis, administrative support, and counsel as requested by the Compensation Committee. Members of management do not recommend, determine, or participate in Committee discussions related to their individual compensation arrangements. The CEO provides executive compensation recommendations for his direct reports, including the other NEOs, but does not participate in discussions related to his own compensation.

EAST WEST BANCORP 2026 Proxy Statement    39

Compensation Discussion and Analysis

2025 STOCKHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION

Our compensation policies and practices continue to reflect a range of factors, including feedback from our stockholders, analysis of our review of market practices, our consideration of the independent compensation consultant’s advice, analysis of our compensation program by stakeholders and others, and the results of the most recent annual “Say-on-Pay” vote by stockholders.

Approximately 95.56% of the votes cast at our 2025 annual meeting of stockholders approved the Company’s 2024 executive compensation. The Compensation Committee views the high approval percentage as an indication that stockholders were generally satisfied with our executive compensation program.

USE OF PEER GROUP

The Compensation Committee, with input from its independent compensation consultant, reviews at least annually the composition of the peer company group which the Company uses to evaluate and assess the market position of its executive compensation program. In determining the composition of the peer group, financial institutions were primarily chosen based on factors such as comparable asset size, market capitalization, revenue, geographic presence, business model, and complexity of operations.

In November 2024, the Compensation Committee approved our 2025 compensation peer group which consisted of 22 bank holding companies with similar market capitalization and asset size as the Company (the “Peer Group”). The composition of the Peer Group was updated to better reflect the Company’s business focus, asset size, and continued growth by adding First Horizon Corporation. As of December 31, 2025, our Peer Group’s total assets ranged from $35.0 billion to $229.7 billion, with a median total asset size of $82.0 billion. As of December 31, 2025, the median market capitalization of our Peer Group was $9.4 billion, with a range between $3.3 billion and $31.0 billion. The Company is ranked in the 48th percentile for total assets and the 64th percentile for market capitalization relative to its Peer Group as of December 31, 2025.

THE COMPANIES IN THE PEER GROUP WERE AS FOLLOWS:

FY 2025 Peer Group
BankUnited, Inc. (NYSE: BKU)	First Horizon Corporation (NYSE: FHN)	SouthState Corporation (NYSE: SSB)
BOK Financial Corporation (Nasdaq: BOKF)	Huntington Bancshares Incorporated (Nasdaq: HBAN)	Synovus Financial (NYSE: SNV)
Citizens Financial Group, Inc. (NYSE:CFG)	KeyCorp (NYSE: KEY)	Valley National Bancorp (Nasdaq: VLY)
Columbia Banking System, Inc. (NYSE: COLB)	M&T Bank Corporation (NYSE: MTB)	Western Alliance Bancorporation (NYSE: WAL)
Comerica Incorporated (NYSE: CMA)	Northern Trust Corporation (Nasdaq: NTRS)	Wintrust Financial Corporation (Nasdaq: WTFC)
Cullen/Frost Bankers, Inc. (NYSE: CFR)	Pinnacle Financial Partners, Inc. (Nasdaq: PNFP)	Zions Bancorp (Nasdaq: ZION)
Fifth Third Bancorp (Nasdaq: FITB)	Popular, Inc. (Nasdaq: BPOP)
First Citizens BancShares, Inc. (Nasdaq: FCNC.A)	Regions Financial Corporation (NYSE: RF)

EAST WEST BANCORP 2026 Proxy Statement    40

Compensation Discussion and Analysis

It is important to note that in determining executive compensation, the Compensation Committee does not solely rely on comparative data from the Peer Group. While comparisons can be useful in identifying general compensation trends and overall pay levels, the Compensation Committee recognizes there may be meaningful differences between us and our peer companies. The listing of NEOs, for example, may vary amongst our peer companies, with titles, compensation, and tenure that do not readily track with ours. The Compensation Committee uses the comparison data as a general indicator of market trends in executive compensation but does not use it exclusively to set compensation levels for the CEO or other NEOs. In addition to peer data, the Compensation Committee also uses salary data from published industry sources. Any compensation decisions also reflect considerations for individual and company performance, the position and tenure, responsibilities within the Company, and other factors to determine total compensation for the NEOs. See “Compensation-Setting Process” below for a more detailed discussion.

For purposes of determining long-term incentive awards targets, the Compensation Committee and its independent compensation consultant determined it would be appropriate to continue benchmarking relative to the financial performance of banks in the BKX (the “Long-Term Performance Peer Group”). The use of this benchmark compares our performance to a broader index of financial institutions determined by a third party, aligns with our investors’ perspectives and increases the transparency of the Company’s goal-setting process.

COMPENSATION-SETTING PROCESS

Compensation for the NEOs and other executive officers is typically evaluated and set by the Compensation Committee in the first quarter of each year, using the competitive compensation data provided by the independent compensation consultant, peer data, as well as Company, business departments, and individual performance data. An executive’s compensation is generally established after considering the following factors:

›	Competitive pay data for similar jobs and responsibilities in the market;	›	Individual performance and overall contributions;
›	The Company’s performance against financial measures;	›	The business climate, economic conditions, and other factors; and
›	The Company’s performance relative to strategic initiative goals approved by the Compensation Committee;	›	The results of the most recent “Say-on-Pay” stockholder vote.

As a growing organization, we encounter significant competition for top management talent, including those individuals with the strategic vision, understanding of specialized industries, and the international banking experience necessary to sustain our growth. This challenge to attract and retain qualified personnel has been an important consideration in our compensation decisions, and we expect it will continue to be a significant consideration going forward.

For the CEO, the Compensation Committee annually reviews and approves the corporate goals and objectives that are relevant to the CEO’s performance, evaluates the CEO’s performance against those objectives, and approves the CEO’s compensation level based on that evaluation. With assistance from the independent compensation consultant, the Compensation Committee also considers the Company’s Peer Group and other peer data on base pay, performance-based bonus targets, and long-term incentive awards when setting compensation types and amounts for the CEO.

The Compensation Committee separately reviews and discusses with the CEO his annual compensation recommendations for the other NEOs. The Compensation Committee considers a variety of factors when determining and approving the target compensation structure and final payout for NEOs. For example, for base salary adjustments, compensation data from our Peer Group and survey data for similar jobs and job levels are considered. For annual performance-based bonus payout and long-term incentive awards, the Compensation Committee considers the executive’s achievement against performance goals, along with individual contributions toward Company objectives.

EAST WEST BANCORP 2026 Proxy Statement    41

Compensation Discussion and Analysis

The Compensation Committee does not benchmark to a particular percentile in determining target total direct compensation for the CEO and other NEOs. Rather, it uses proxy Peer Group and survey data as a reference point, giving consideration to factors such as tenure, individual performance, any unique circumstances of the NEO’s position based on that individual’s responsibilities, market factors, succession considerations, and retention considerations. We believe this approach drives higher realized compensation when our financial and stock performance is strong and less realized compensation when our financial and/or stock performance is lower.

Elements of Our Executive Compensation Program

BASE SALARY

Base salary is a fixed portion of compensation delivered in cash to reflect each executive’s role and ongoing performance. NEO base salary levels are typically reviewed annually by the Compensation Committee and adjusted as appropriate, typically to reflect merit, promotions or changes in responsibilities, or market adjustments. When determining any base salary increases, the Compensation Committee considers an individual’s total compensation package, his or her performance, Company performance, comparative peer and market compensation data, internal parity, and other relevant factors, including the scope of the executive’s responsibilities relative to peers and other executives, and retention concerns.

Executive	Title	FY2024 Base Salary ($000s)	FY2025 Base Salary ($000s)	% Change
Dominic Ng	Chairman and CEO	$1,275.0	$1,275.0	0.0%
Christopher J. Del Moral-Niles	Executive Vice President, Chief Financial Officer	$636.0	$700.0	+10.1%
Irene H. Oh	Executive Vice President, Chief Risk Officer	$729.2	$751.1	+3.0%
Douglas P. Krause	Vice Chairman, Chief Corporate Officer	$656.0	$675.6	+3.0%
Parker L. Shi	Executive Vice President, Chief Operating Officer	$832.3	$840.6	+1.0%

PERFORMANCE-BASED BONUS PLAN

The Compensation Committee has developed a Performance-Based Bonus Plan to reward executives for achieving critical Company-wide financial metrics, strategic, and risk management goals (collectively, the “Corporate Goals”) and departmental or individual goals (collectively, “Individual Goals”). For 2025, performance on Corporate Goals was measured 65% based on financial performance, 20% based on strategic goals, and 15% based on risk management goals. Performance of Individual Goals was measured by achievement of pre-established goals for executives other than our CEO, whose bonus is paid 100% based on corporate performance.

Each NEO is assigned a bonus target, stated as a percentage of the individual’s annual base salary. An NEO’s actual payout under the Performance-Based Bonus Plan depends on (i) the achievement of the Corporate Goals and, if applicable, Individual Goals, and (ii) the relative weightings of Corporate Goals and Individual Goals assigned to such NEO.

In determining each NEO’s 2025 target bonus percentage and weighting for Corporate Goals and Individual Goals, the Board and the Committee generally considered competitive market information as well as individual performance and contributions to the Company. Following its annual review of 2024 performance compensation, the Committee determined that adjustments to the weights and potential payout for performance objectives were appropriate to align with market practice and balance incentives tied to corporate and individual performance. Accordingly, the Committee approved the following features to the 2025 Performance-Based Bonus Plan:

EAST WEST BANCORP 2026 Proxy Statement    42

Compensation Discussion and Analysis

›	Target incentive opportunities, defined as a percentage of base salary, remained unchanged at 145% for Mr. Ng and 100% for Ms. Oh, Mr. Krause, Mr. Shi, and Mr. Del Moral-Niles.	›	To fully align and motivate our executives by emphasizing sustained value for the Company while reinforcing personal accountability, maximum achievement for Individual Goals for non-CEO NEOs was set at 200% of achievement of stated goals.
›	To balance the more short-term focus inherent in financial goals against the long-term vision and performance objectives described in the strategic goals, maximum achievement for financial goals and strategic goals was set up to 200% of achievement of stated goals.	›	The achievement of Corporate Goals and Individual Goals under the Performance-Based Bonus Plan results in an annual award that can be earned between zero and 200% of the bonus target.

The financial, strategic, and individual goal weights for each NEO were approved as follows:

			Corporate Performance
Executive	Title	Target Bonus % of Salary	Financial	Strategy	Risk	Individual
Dominic Ng	Chairman and CEO	145%	65%	20%	15%	-
Christopher J. Del Moral-Niles	Executive Vice President, Chief Financial Officer	100%	42%	13%	10%	35%
Irene H. Oh	Executive Vice President, Chief Risk Officer	100%	42%	13%	10%	35%
Douglas P. Krause	Vice Chairman, Chief Corporate Officer	100%	42%	13%	10%	35%
Parker L. Shi	Executive Vice President, Chief Operating Officer	100%	42%	13%	10%	35%

EAST WEST BANCORP 2026 Proxy Statement    43

Compensation Discussion and Analysis

2025 Financial Metrics and Results

Financial metrics comprised approximately 65% of the Performance-Based Bonus Plan Corporate Goals in 2025. On an annual basis, the Company evaluates the performance metrics used and modifies the metrics and the weightings as deemed appropriate. In 2025, the Company updated the metrics to more closely align with key priorities for the year, including adjusted diluted EPS, average total loan growth, and pre-tax, pre-provision (PTPP) income, while managing credit quality. The weighting for the financial metrics consisted of 80% on growth, including adjusted diluted EPS, PTPP income, and average total loans growth, and 20% on credit quality. Specific to the growth metrics, the weightings were 30% for adjusted diluted EPS, 30% for PTPP income, and 20% for average total loan growth. The balance of the weightings consisted of measurements of credit quality: 10% for the year-end criticized loans ratio, and 10% for the annual net charge-off to average loans held-for-investment ratio.

For 2025, financial targets were established in line with the Company’s budget that was approved by the Board at the beginning of 2025. With consideration to a moderate economic outlook for 2025, the target adjusted diluted EPS and PTPP income were set at $8.30 and $1,661 million, respectively, both of which were the same as 2024 results. The target growth rate for average total loans for 2025 was set at 4.5%, which was higher than 2024 results and at the median level compared to analyst consensus estimates for the Peer Group. For credit quality, the target metric for the year-end criticized loans ratio was set at 3.38%, which was the same target for 2024, and annual net charge-off to average loans held-for-investment was set to 35 bps, placing the Company at the midpoint of compared to the estimates for the Peer Group.

The 2025 financial metrics, measured against actual results and as ratified by the Compensation Committee, are summarized as follows:

METRIC	Threshold	Target	Maximum	Achievement (Payout)
Adj Diluted EPS (30% Wtg.)	$7.65	$8.30	$9.00	$9.49 (200%)
PTPP Income (30% Wtg.)	$1,578MM	$1,661MM	$1,778MM	$1,891MM (200%)
Average Total Loan Growth % - Q4 YoY (20% Wtg.)	3.00%	4.50%	7.00%	4.58% (103%)
Total Criticized Loans (10% Wtg.)	4.25%	3.38%	2.50%	2.01% (200%)
Annual Net Charge-Offs to Avg Loans HFI (10% Wtg.)	50 bps	35 bps	25 bps	11 bps (200%)
Total Financial Payout	50%	100%	200%	181%

EAST WEST BANCORP 2026 Proxy Statement    44

Compensation Discussion and Analysis

2025 Strategic Metrics and Results

Strategic metrics comprised approximately 20% of the Performance-Based Bonus Plan Corporate Goals in 2025. In determining the 2025 Performance-Based Bonus payouts for the strategic component, the Compensation Committee evaluated management’s performance in four key strategic areas: Back to Basics, Deepen Customer Relationships, Strategic Growth, and Talent.

In 2025, we continued to make progress in addressing regulatory matters affecting three lines of defense. To build our mid- and back-office capabilities, we continued to strengthen our enterprise capabilities and improve our operations. We grew product fees with new and existing clients and achieved record fee income growth. To invest in our future, we focused on product innovation, improved retail banking, wealth management, and digital banking. Our efforts resulted in new client acquisitions, additional product offerings, and enhanced banking experiences for our customers. We continued to focus on developing our people, as we completed the bank-wide initiative to have 100% of associates participate in our annual goal-setting program. We also made strategic hires to expand our talent base, while adding new leaders in the executive team and key business areas to support the growth of the Company. The following highlights some of the key achievements in 2025 for each of the Company’s strategic goals.

Back to Basics (35% Wtg.)

›  Continued to strengthen risk management processes, systems, and resources and capabilities;

›  Established Global Business Services in operation and technology group to better support Bridge Banking business and enhance customer experience;

›  Enhanced system reliability, security, and availability to enable ongoing operations; and

›  Continued to optimize internal processes to improve productivity and client experience.

Strategic Growth (20% Wtg.)

›  Maintained strong growth for businesses across retail banking, private banking, wealth management and consumer mortgage;

›  Continued to grow C&I business to achieve a diversified credit portfolio; and

›  Continued to build partnerships to create new consumer customer acquisition channels.

Deepen Customer Relationships (15% Wtg.)

›  Continued to adopt a customer win-win approach to provide holistic banking solutions to existing customers and expand value provided to customers while reducing customer attrition;

›  Surpassed budgeted product fees across cash management, foreign exchange, and wealth management; and

›  Continued to push omni-channel small business banking solutions to reduce transaction complexity and improve customer experience.

Talent (30% Wtg.)

›  Ensured critical role placements to build the right skills and knowledge to meet current and future business needs;

›  Improved the business continuity plan by designating a back-up delegate for key positions; and

›  Continued to enhance goal-based performance management system to align associates’ efforts with strategic priorities.

EAST WEST BANCORP 2026 Proxy Statement    45

Compensation Discussion and Analysis

At its February 2026 meeting, the Compensation Committee approved the achievement of the executive team’s efforts at a total of 141% for the strategic component, based on the following weights: (i) 35% for Back to Basics with 137% results, (ii) 20% for Strategic Growth with 148% results, (iii) 15% for Deepen Customer Relationships with 200% results, and (iv) 30% for Talent with 113% results.

2025 Risk Management Metrics and Results

Risk Management metrics comprised approximately 15% of the Performance-Based Bonus Plan Corporate Goals in 2025. The Risk Management metrics help the Company and associates prioritize critical risk and compliance activities, proactively identify and resolve significant risks, and strengthen credit risk management across the bank. At the same February 2026 meeting, the Compensation Committee also approved the achievement of the executive team’s efforts at a total of 172% for the Risk Management metric.

2025 Individual Metrics

The Board recognized that under Mr. Ng’s leadership, the Company successfully built upon its strong financial momentum from prior years and achieved record 2025 financial results while the banking industry continues to face economic uncertainty. In 2025, the Company achieved record earnings of $9.52 per diluted share, up 14% from the previous year, record net income of $1.3 billion, record revenues of $2.9 billion, record assets of $80.4 billion, record loans of $56.9 billion, and record deposits of $67.1 billion. In addition, for 2025, the Company reported a return on average assets of 1.70%, return on average equity of 16.01%, and return on average tangible equity of 16.99%, with a three-year TSR of 86% compared to the Peer Group’s 46% and BKX’s 66%. Under Mr. Ng’s leadership, the Company has continued to gain positive recognition and ascend industry rankings, underscoring its resilience and effective strategic execution in an increasingly competitive environment. In 2025, the Company was recognized for its strong financial performance, earning the distinction of the #1 Performing Bank in the $50 billion plus asset category by Bank Director for the third consecutive year, and ranking as a top three performing bank among institutions with over $50 billion in assets by American Banker. Mr. Ng’s leadership has been instrumental not only in driving this sustained financial performance but also in guiding the Company as it further enhanced its business operations and supported customers in navigating a variety of business and financial risks, including those associated with tariffs, geopolitical tensions and broader economic uncertainty. Under Mr. Ng’s stewardship, the Company has achieved a sustained record of exceptional performance and capitalized on its distinctive business model. As a seasoned and highly accomplished executive, Mr. Ng has advanced the Company’s long term strategic objectives through disciplined investment in future focused products and services, the ongoing strengthening of its risk management and control frameworks, and the thoughtful expansion of its leadership team to support robust succession planning and broaden organizational capabilities.

For the other NEOs, the Compensation Committee noted their contributions to the overall corporate goals and also concluded as follows:

•	Mr. Del Moral-Niles effectively managed the Company’s balance sheet, capital, and liquidity amid a challenging economic environment and continued to focus the Company’s financial forecasting process to position the Company for financial stability and long-term success.

•	Ms. Oh led the Company’s independent risk management functions to ensure alignment with evolving regulatory expectations and industry’s best practices and to be commensurate with our size and complexity. She also continued to evolve the BSA/AML and compliance functions to ensure alignment with our growth and direction.

•	Mr. Krause continued to focus on maintaining and promoting the Company’s disciplined credit culture to maintain strong asset quality while supporting loan growth. Credit risk is the most significant risk for the Bank, and Mr. Krause continued to enhance credit risk management processes to be commensurate with our growth and needs.

•	Mr. Shi led our new 5-year strategic planning exercise as well as overseeing our deposit and loan operations, IT and Information Security. He continued to focus on optimizing enterprise operations, reliability and security to efficiently service customers.

EAST WEST BANCORP 2026 Proxy Statement    46

Compensation Discussion and Analysis

2025 Performance-Based Bonus for NEOs

After taking into account the Company’s performance, the Compensation Committee determined that the NEOs had a payout of 172% for the corporate component, which consisted of a 181% payout for the financial metrics (~65% weighting), 141% payout for the strategic metrics (~20% weighting), and a 172% for the risk management metrics (~15% weighting). Payouts for the individual component (excluding the CEO) ranged from 139% to 158%. Overall payouts (excluding the CEO) ranged from 160% to 167%.

For 2025, all NEOs were awarded the performance-based bonus amounts set forth in the table below.

		Target Weightings				2025 Payout (as a % of Target)
Executive	Target Bonus as	Corporate Performance			Individual	Corporate Performance			Individual	Total
	% Salary	Financial	Strategic	Risk		Financial	Strategic	Risk		Payout
Dominic Ng	145%	65%	20%	15%	-	181%	141%	172%	-	249%
Christopher J. Del Moral-Niles	100%	42%	13%	10%	35%	181%	141%	172%	141%	161%
Irene H. Oh	100%	42%	13%	10%	35%	181%	141%	172%	155%	166%
Douglas P. Krause	100%	42%	13%	10%	35%	181%	141%	172%	158%	167%
Parker L. Shi	100%	42%	13%	10%	35%	181%	141%	172%	139%	160%

Long-Term Incentive Awards

Long-term incentive (LTI) awards are compensation awards designed to align the compensation of our executive officers to stockholder returns. These awards are generally granted as performance-based restricted stock units in the first quarter of each year, allowing the Compensation Committee adequate time to evaluate prior year performance when setting grant levels. When determining the annual LTI awards for our executive officers, the Compensation Committee believes it is important to take into account not only the grant date values included in the “Summary Compensation Table,” but also to consider the effect of the year-end value of our stock on those awards over time. The timing of the grants generally follows the filing of the Company’s annual report on Form 10-K and occurs before the start of the Company’s “blackout period,” during which insiders may not engage in Company stock transactions, as described in further detail in our Insider Trading Policy. LTI awards issued in 2025 were granted under the Company’s 2021 Stock Incentive Plan, as amended (the “2021 Stock Incentive Plan”), which is the Company’s current omnibus stockholder-approved plan for equity awards to employees. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for NEO grants in 2025.

One hundred percent of the value of LTI awards granted to our NEOs is made through performance-based restricted stock units (PSUs). Awards are subject to three one-year performance periods (for example, for awards granted in 2025: January 1, 2025, through December 31, 2025; January 1, 2026, through December 31, 2026; and January 1, 2027, through December 31, 2027) and are payable at the end of the three-year period. Each year, an NEO is eligible to earn a number of PSUs equal to one third of the total PSUs granted based on actual performance and subject to a maximum cap based on performance. As described below, the actual number of PSUs earned may be higher or lower than the target amount depending on the Company’s financial performance that year relative to the Long-Term Performance Peer Group, which was defined as the banks in the KBW Nasdaq Bank Index (“BKX”). The actual number of PSUs earned in a year can range from 0% to 200% of the target PSU amount for that year. The Compensation Committee believes this practice further aligns our compensation program with industry best practices for LTI awards and reflects an appropriate balance between financial reward and long-term performance.

EAST WEST BANCORP 2026 Proxy Statement    47

Compensation Discussion and Analysis

Metric	Weighting	Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)
ROA	37.5%	30th percentile	50th percentile	>= 80th percentile
ROE	37.5%	30th percentile	50th percentile	>= 80th percentile
TSR	25%	30th percentile	50th percentile	>= 80th percentile

In determining the amount of equity awards granted to each NEO, the Compensation Committee considers its overall long-term incentive guidelines for all NEOs, while taking into account the competitive market for executive talent, and the benefits of incentive compensation tied to performance of the Company’s common stock.

As described above, the actual number of PSUs achieved in a particular year is based on the Company’s financial performance relative to the performance of the Long-Term Performance Peer Group. In 2024, the Company’s ROA and ROE of 1.60% and 15.93% respectively, were above the 2024 median ROA and ROE of 0.99% and 10.86% respectively, for the Long-term Performance Peer Group, and ranked in the 100th percentile for ROA and the 91st percentile for ROE relative to the Long-term Performance Peer Group. The Company’s TSR in 2024 ranked 57th percentile relative to the Long-Term Performance Peer Group. Taking into account the various factors above, the Compensation Committee approved the 2025 LTI awards for each NEO, which are summarized in the table below. The Company calculates the aggregate grant date fair value of awards as of the date of grant in accordance with the same standard it applies for financial accounting purposes. In addition to their annual PSUs, Messrs. Ng, Del Moral-Niles, Krause, and Shi, and Ms. Oh were each granted an award of 20 RSUs on January 29, 2025 as part of the Spirit of Ownership Program1.

NEO	2025 Target PSUs	2025 RSUs
Dominic Ng	53,408	20
Christopher J. Del Moral-Niles	9,614	20
Irene H. Oh	9,080	20
Douglas P. Krause	8,546	20
Parker L. Shi	8,012	20

1.	The Spirit of Ownership Program applies to all employees of the Company and was launched in 1998 with the premise that each employee is a shareholder, with a vested stake in the Company’s long-term success, growth, and profitability.

PSU Payouts

The PSUs awarded in 2023 had three one-year performance periods, with the last performance period ending on December 31, 2025. Based on the Company’s performance for ROA (37.5% weighting), ROE (37.5% weighting), and TSR (25% weighting) relative to the Long-Term Performance Peer Group, the Compensation Committee determined that the PSUs paid out at 187.7% of target for 2023, resulting from a 65th percentile rank for TSR, 100th percentile rank for ROA, and 100th percentile rank for ROE; 180.4% of target for 2024 resulting from a 57th percentile rank for TSR, 100th percentile rank for ROA, and 91st percentile rank for ROE; and 169.3% of target for 2025 resulting from a 41st percentile rank for TSR, 100th percentile rank for ROA, and 95th percentile rank for ROE. Please refer to the “Option Exercises and Stock Vested” table on page 55 for the number of shares each NEO earned. Mr. Del Moral-Niles did not participate in the 2023 PSU program because he joined the Company in late 2023.

The PSUs awarded in 2024 have three one-year performance periods. The first two performance periods ended on December 31, 2024, and December 31, 2025, respectively. Based on the Company’s performance for ROA (37.5% weighting), ROE (37.5% weighting), and TSR (25% weighting) relative to the Long-Term Performance Peer Group, the Compensation Committee determined that the PSUs were earned at 180.4% of target in 2024 resulting from a 57th percentile rank for TSR, 100th percentile rank for ROA, and 91st percentile rank for ROE; and 169.3% of target for 2025 resulting from a 41st

EAST WEST BANCORP 2026 Proxy Statement    48

Compensation Discussion and Analysis

percentile rank for TSR, 100th percentile rank for ROA, and 95th percentile rank for ROE. The last performance period ends on December 31, 2026. Earned shares will not be payable until the end of the third year.

The PSUs awarded in 2025 have three one-year performance periods. The first performance period ended on December 31, 2025. Based on the Company’s performance for ROA (37.5% weighting), ROE (37.5% weighting), and TSR (25% weighting) relative to the Long-Term Performance Peer Group, the Compensation Committee determined that the PSUs were earned at 169.3% of target for 2025 resulting from a 41st percentile rank for TSR, 100th percentile rank for ROA, and 95th percentile rank for ROE. The second and last performance periods end on December 31, 2026 and December 31, 2027, respectively. Earned shares will not be payable until the end of the third year.

Retirement Programs and Perquisites

Our NEOs receive the same customary benefits as all other employees, including medical, dental, life, disability, vacation cash-out, and a 401(k) Plan, which includes company matching contributions. The NEOs are eligible to participate in the same plans and to the same extent as most other salaried employees. Employees are allowed to cash out their earned vacation once a year if they meet both vacation usage and time away from work requirements set by the Company. The Company maintains a non-qualified deferred compensation plan (“Deferred Compensation Plan”) to help attract and retain executives and key employees. Our Deferred Compensation Plan provides NEOs and other key employees the opportunity to defer a specified percentage of their annual base salary and/or their bonus under the annual cash bonus plan (in each case, up to 80%). In 2025 Messrs. Ng and Shi participated in the Deferred Compensation Plan. The deferred amounts are credited to a participant’s account and are immediately vested. Amounts in a participant’s account are then hypothetically or “notionally” invested in one or more investment funds selected by such participant, with gains or losses adjusted based on the rate of return on the assets in each notional investment fund. Returns on participant contributions are not guaranteed. The Company has the discretion to make contributions to the Deferred Compensation Plan on behalf of its participants. In 2025, the Company did not make any such contributions to the Deferred Compensation Plan.

In general, the NEOs do not have different or greater benefits than other employees, except for financial planning services and the use of a Company-owned car for the CEO. The financial planning services are intended to help ensure compliance by the CEO with all applicable tax and regulatory requirements.

The Compensation Committee reviews the perquisites provided to the NEOs annually as part of their overall review of executive compensation. Based on a review of competitive pay data provided by its external independent compensation consultant, the Compensation Committee determined that the perquisites provided in 2025 are within an appropriate range of competitive compensation practices relative to our Peer Group. Details about the NEOs perquisites, including the cost to the Company, are shown in the “Summary Compensation Table” under the “All Other Compensation” column on page 52 together with the accompanying footnotes.

EAST WEST BANCORP 2026 Proxy Statement    49

Compensation Discussion and Analysis

Other Compensation Policies and Information

In addition to adhering to the processes described in the preceding sections, the Compensation Committee maintains a strong corporate governance culture with respect to executive compensation. Over the years, it has approved policies, including those described below, to further align executive compensation with performance and what the Company believes is in the best interest of its stockholders.

STOCK OWNERSHIP GUIDELINES

The Company maintains the following stock ownership and holding guidelines for our NEOs, and they are reviewed periodically by the Nominating/Corporate Governance Committee.

CEO	› 6x annual base salary

NEOs (other than CEO)	› 1x annual base salary

NEOs have additional holding requirements for stock acquired as part of their compensation. NEOs shall hold until retirement at least 51% of any stock acquired upon the exercise of stock options (net of taxes and net of the grant price paid) and at least 51% of any stock received upon vesting (net of taxes) of restricted stock or RSUs.

The Nominating/Corporate Governance Committee reviews compliance with the guidelines annually, and all NEOs met the stock ownership and holding guidelines for 2025.

CLAWBACKS FOR ANY RESTATEMENT; EXECUTIVE COMPENSATION RECOVERY POLICY

In 2023, the Company adopted an Executive Compensation Clawback Policy (the “Clawback Policy”) that provides for clawback of erroneously awarded incentive-based compensation received by the Company’s current or former executive officers. The Clawback Policy was adopted pursuant to Nasdaq listing standards that implemented the clawback provisions of the Dodd-Frank Act. The Clawback Policy replaced the Company’s Executive Compensation Recovery Policy, which was approved by the Compensation Committee in 2012.

Under the Clawback Policy, all annual performance-based bonus payments and annual LTI awards that are based upon the Company’s financial performance may be subject to clawback in the event of a restatement of the Company’s financial statements. The clawback will be required without regard for the reason of the restatement, and the affected officers will be required to repay the Company the amount of any incentive payment or incentive award received in excess of what would have been paid based on the restated numbers.

INSIDER TRADING POLICY; NO HEDGING OR PLEDGING OF COMMON STOCK EXCEPT IN LIMITED CIRCUMSTANCES

The Company has adopted an insider trading policy (the “Insider Trading Policy”) applicable to directors, officers or employees of, or agents, contractors and consultants to the Company and its subsidiaries. The Company believes that the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules, regulations, and the Nasdaq listing standards. As provided in the Company’s Insider Trading Policy, it is against Company policy for any employee and related persons and entities, including any executive officer, to engage in speculative transactions in Company securities, which include but are not limited to trades in puts or calls in Company securities or selling Company securities short. While hedging or pledging Company securities is discouraged, the Nominating/Corporate Governance Committee may, under limited circumstances, grant case-by-case exceptions where certain conditions are met. The foregoing summary of our Insider Trading Policy does not purport to be complete and is qualified by reference to our Insider Trading Policy, a copy of which was filed as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2025.

EAST WEST BANCORP 2026 Proxy Statement    50

Compensation Discussion and Analysis

NO TAX GROSS UPS

We do not provide for any tax gross ups of excise or other taxes on severance payments or in connection with a change in control.

COMPENSATION PROGRAM RISK ANALYSIS

The Compensation Committee reviews the Company’s compensation policies and practices for our NEOs and other employees. The Compensation Committee has determined that our incentive compensation programs are not reasonably likely to have a material adverse effect on the Company. To conduct this review, the Company annually completes an evaluation of its incentive compensation plans and policies. This evaluation covers a wide range of practices and policies including: the relative mix of different pay elements; short-term and long-term programs; caps on incentive payouts; governance controls in place to establish, review and approve goals; use of multiple performance measures; Compensation Committee discretion on individual awards; Stock Ownership Guidelines and compliance therewith; severance/change of control policies and outcomes; the Executive Compensation Recovery Policy, and Compensation Committee oversight of compensation programs.

The Compensation Committee, along with the independent compensation consultant, determined that the Company’s compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis. Based upon this review and our discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and be incorporated by reference in its Annual Report on Form 10-K for the year ended December 31, 2025 and going forward.

THE COMPENSATION COMMITTEE Jack C. Liu, Chairman Molly Campbell Archana Deskus Serge Dumont Sabrina Kay Lester M. Sussman

EAST WEST BANCORP 2026 Proxy Statement    51

Compensation Discussion and Analysis

Summary Compensation Table

The NEOs only receive compensation for services as executive officers and employees of the Bank, and no separate compensation is paid for their services to the Company. The table below and the accompanying footnotes summarize the 2025, 2024, and 2023 compensation for the NEOs.

Name and Principal Position	Year	Salary ($)	Bonus ($)[1]	Stock Awards ($)[2]	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)[3]	All Other Compensation ($)[4]	Total ($)
Dominic Ng Chairman and Chief Executive Officer	2025	1,275,000	-	5,094,193	-	3,179,850	134,841	9,683,884
	2024	1,275,000	-	4,712,953	-	3,105,900	119,780	9,213,633
	2023	1,275,000	-	4,745,307	-	2,218,500	119,743	8,358,550
Christopher J. Del Moral-Niles Executive Vice President and Chief Financial Officer	2025	690,646	-	918,648	-	1,128,050	21,735	2,759,079
	2024	630,462	-	420,757		1,011,494	16,125	2,078,838
	2023	150,000	350,000	500,000	-	-	150	1,000,150
Irene H. Oh Executive Vice President and Chief Risk Officer	2025	747,861	-	867,727	-	1,247,807	21,527	2,884,922
	2024	724,868	-	1,048,883	-	1,126,149	15,525	2,915,425
	2023	697,489	-	897,958	-	895,843	14,850	2,506,140
Douglas P. Krause Vice Chairman and Chief Corporate Officer	2025	672,763	-	816,805	-	1,128,992	52,484	2,671,044
	2024	653,021	-	891,851	-	939,007	43,081	2,526,960
	2023	629,597	-	897,958	-	812,690	37,530	2,377,775
Parker L. Shi Executive Vice President and Chief Operating Officer	2025	839,427	-	765,884	-	1,347,383	86,118	3,038,812
	2024	829,809	-	787,164	-	1,291,344	15,299	2,923,616
	2023	813,539	-	739,848	-	995,765	15,450	2,564,602

1.	Includes Mr. Del Moral-Niles’ sign-on bonus of $200,000 and discretionary bonus of $150,000, determined based on his target bonus and duration of employment with the Company in 2023.

2.	Represents the aggregate grant date fair values of the RSUs and performance-based RSUs granted in 2025, 2024, and 2023 in accordance with FASB ASC Topic No. 718, Compensation—Stock Compensation. See the Company’s Annual Report on Form 10-K, Note 13 — Stock Compensation Plans to the Consolidated Financial Statements for the year ended December 31, 2025 on the Company’s accounting for share-based compensation plans. With the exception of Mr. Del Moral-Niles’ 2023 RSU awards and the RSU grant from the Spirit of Ownership Program, all other NEO equity awards are performance-based with payouts that depend on the probable outcome of the performance criteria and the price of the Company’s common stock on the award certification date. For the 2025 performance-based RSUs, assuming that the highest level of performance conditions will be achieved, the grant date fair value of the maximum awards for the NEOs would be as follows: for Mr. Ng, $8,842,128; for Mr. Del Moral-Niles, $1,591,583; for Ms. Oh, $1,503,162; for Mr. Krause, $1,414,740; and for Mr. Shi, $1,326,319.

3.	Represents incentive compensation paid under our Performance-Based Bonus Plan in 2026, 2025, and 2024 related to years 2025, 2024, and 2023, respectively. Mr. Del Moral-Niles joined the Company in October 2023 and did not participate in the annual Performance-Based Bonus Plan for 2023.

4.	Includes for Mr. Ng, (i) financial planning and administrative services of $59,000, (ii) vacation cash-out of $58,846, (iii) Company contributions under its 401(k) Plan of $15,750 and (iv) auto usage of $1,245; for Mr. Del Moral-Niles, (i) Company contributions under its 401(k) Plan of $15,750, (ii) vacation cash-out of $5,385 and (iii) cell phone allowance of $600; for Ms. Oh, (i) Company contributions under its 401(k) Plan of $15,750 and (ii) vacation cash-out of $5,777; for Mr. Krause, (i) vacation cash-out of $36,734 and (ii) Company contributions under its 401(k) Plan of $15,750; for Mr. Shi, (i) vacation cash-out of $70,490, (ii) Company contributions under its 401(k) Plan of $15,028, and (iii) cell phone allowance of $600. These amounts reflect the Company’s actual costs to provide the perquisites or other personal benefits to the NEOs.

5.	Mr. Del Moral-Niles joined the Company on October 2, 2023. His 2023 salary reflects the actual days he was employed by the Company.

EAST WEST BANCORP 2026 Proxy Statement    52

Compensation Discussion and Analysis

The table below summarizes all plan-based awards granted by the Compensation Committee to the NEOs in 2025.

Grants of Plan-Based Awards

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]				Estimated Future Payouts Under Equity Incentive Plan Awards[2]
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)[3]	Grant Date Fair Value of Stock Award ($)[4]
Dominic Ng	01/29/2025	-	-	-	-	-	-	20	2,065
	03/03/2025	924,375	1,848,750	3,697,500	26,704	53,408	106,816	-	5,092,128
Christopher J. Del Moral-Niles	01/29/2025	-	-	-	-	-	-	20	2,065
	03/03/2025	350,000	700,000	1,400,000	4,807	9,614	19,228	-	916,583
Irene H. Oh	01/29/2025	-	-	-	-	-	-	20	2,065
	03/03/2025	375,529	751,058	1,502,116	4,540	9,080	18,160	-	865,662
Douglas P. Krause	01/29/2025	-	-	-	-	-	-	20	2,065
	03/03/2025	337,820	675,639	1,351,278	4,273	8,546	17,092	-	814,740
Parker L. Shi	01/29/2025	-	-	-	-	-	-	20	2,065
	03/03/2025	420,322	840,643	1,681,286	4,006	8,012	16,024	-	763,819

1.	These grants show the potential payment for our NEOs under our formula-based Performance-Based Bonus Plan. Additional information regarding the Performance-Based Bonus Plan is discussed in the section Compensation Discussion and Analysis – Elements of our Executive Compensation Program in this Proxy Statement. The actual payments the NEOs received are based upon the performance attained and are included in the Non-Equity Incentive Plan Compensation column in the “Summary Compensation Table” above.

2.	Represents performance-based RSUs that cliff vest on March 3, 2028, assuming that the employee remains employed through such date. Vesting is subject to meeting pre-established performance goals over multiple performance periods with the last performance period ending on December 31, 2027. Dividends are accrued and paid at the time of vesting.

3.	Represents RSUs granted on January 29, 2025, as part of the all-employee Spirit of Ownership Program for Messrs. Ng, Del Moral-Niles, Krause, Shi, and Ms. Oh. All RSUs cliff vest three years from the date of grant. The assumptions applied in determining the grant date fair value are the same as those set forth in footnote 2 to the “Summary Compensation Table” above.

4.	Actual payout may range from zero to the maximum number of performance-based RSUs. Awards will be paid out 100% in shares equal to the number of performance-based RSUs vested. The target units represent the target number of performance-based RSUs granted on the grant date, and the Company’s TSR, ROA and ROE performance at the 50th percentile compared to the performance of the banks comprising the BKX for each year, representing a payout of 100%. Threshold units represent the Company’s TSR, ROA and ROE performance at the 30th percentile compared to the BKX for each year, resulting in a payout of 50% of the target number of performance-based RSUs. Maximum units represent the Company’s TSR, ROA and ROE performance at the 80th percentile and above compared to the banks comprising the BKX for each year, resulting in a payout of 200% of the target number of performance-based RSUs. The actual percentage payout would be linearly interpolated between the 30th percentile of the TSR, ROA and ROE performance (50% payout), the 50th percentile of the TSR, ROA and ROE performance (100% payout) and the 80th percentile of the TSR, ROA and ROE performance (200% payout). TSR is weighted at 25%, ROA and ROE are weighted equally at 37.5% each.

The table below sets forth the outstanding equity awards held by the NEOs as of December 31, 2025. There were no outstanding option awards held by NEOs as of December 31, 2025. With the exception of (i) the RSUs granted on January 23, 2023, February 12, 2024, and January 29, 2025 as part of the all-employee Spirit of Ownership Program, and (ii) Mr. Del Moral-Niles’ sign-on RSUs granted in 2023, all of the outstanding equity awards are performance-based awards with payouts that depend on the outcome of the performance criteria. The performance-based awards have a term of three years and will vest based on the achievement of the applicable performance criteria.

EAST WEST BANCORP 2026 Proxy Statement    53

Compensation Discussion and Analysis

Outstanding Equity Awards at Year-End

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)[1]	Market Value of Shares or Units of Stocks That Have Not Vested ($)[2]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[2]
Dominic Ng	01/23/2023	29[3]	3,259	-	-
	03/01/2023	106,305[4]	11,947,619	-	-
	02/12/2024	28[3]	3,147	-	-
	03/05/2024	68,405[5]	7,688,038	39,1195 7	4,396,584
	01/29/2025	20[3]	2,248	-	-
	03/03/2025	30,143[6]	3,387,772	71,2116 7	8,003,404
Christopher J. Del Moral-Niles	10/02/2023	9,781[3]	1,099,287	-	-
	02/12/2024	28[3]	3,147	-	-
	03/05/2024	6,081[5]	683,444	3,4785 7	390,892
	01/29/2025	20[3]	2,248	-	-
	03/03/2025	5,426[6]	609,828	12,8196 7	1,440,727
Irene H. Oh	01/23/2023	29[3]	3,259	-	-
	03/01/2023	20,081[4]	2,256,904	-	-
	02/12/2024	28[3]	3,147	-	-
	03/05/2024	15,202[5]	1,708,553	8,6945 7	977,119
	01/29/2025	20[3]	2,248	-	-
	03/03/2025	5,125[6]	575,999	12,1076 7	1,360,706
Douglas P. Krause	01/23/2023	29[3]	3,259	-	-
	03/01/2023	20,081[4]	2,256,904	-	-
	02/12/2024	28[3]	3,147	-	-
	03/05/2024	12,922[5]	1,452,304	7,3905 7	830,562
	01/29/2025	20[3]	2,248	-	-
	03/03/2025	4,824[6]	542,169	11,3956 7	1,280,684
Parker L. Shi	01/23/2023	29[3]	3,259	-	-
	03/01/2023	16,538[4]	1,858,706	-	-
	02/12/2024	28[3]	3,147	-	-
	03/05/2024	11,402[5]	1,281,471	6,5205 7	732,783
	01/29/2025	20[3]	2,248	-	-
	03/03/2025	4,522[6]	508,228	10,6836 7	1,200,662

1.	Represents grants of performance-based RSUs and time-based RSUs. The vesting of the performance-based RSUs is subject to meeting the three-year service condition from the grant date and pre-established performance goals in each of the three years ending December 31 of the respective year. The vesting of the time-based RSUs is subject to meeting the three-year service condition from the grant date. Dividends are accrued on the performance-based RSUs and time-based RSUs and paid out at the time of vesting.

2.	The amounts shown represent the number of shares or units shown in the column immediately to the left multiplied by the closing price on December 31, 2025, of the Company’s common stock as reported on Nasdaq, which was $112.39.

3.	Reflects time-based RSUs that will cliff vest three years from the date of grant, assuming that the employee remains employed through such date.

4.	This performance-based RSU granted on March 1, 2023, cliff vested on March 1, 2026.

5.	This performance-based RSU granted on March 5, 2024, cliff vests on March 5, 2027, assuming that the employee remains employed through such date.

6.	This performance-based RSU granted on March 3, 2025, cliff vests on March 3, 2028, assuming that the employee remains employed through such date.

7.	Reflects the maximum potential payout. However, the actual number of shares ultimately paid out may vary from the amount shown in the table. The possibility of payout may range from no payout to a maximum payout depending on the outcome of the performance criteria.

EAST WEST BANCORP 2026 Proxy Statement    54

Compensation Discussion and Analysis

The following table summarizes, for the NEOs, the option exercises and stock awards vested during 2025. The amounts reflected below show the number of shares acquired at the time of exercise or vesting, as applicable. The amounts reported as value realized are shown on a before-tax basis.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[1]
Dominic Ng	-	-	100,583	9,082,936
Christopher J. Del Moral-Niles	-	-	-	-
Irene H. Oh	-	-	19,018	1,717,617
Douglas P. Krause	-	-	16,783	1,515,796
Parker L. Shi	-	-	15,666	1,414,931

1.	Amounts shown represent the product of the number of shares vested and the closing price of the Company’s common stock on the Nasdaq on the performance-based RSU, or the time-vested RSU’s respective vesting date. In each case, the number of shares acquired at vesting and the value realized at vesting do not include any reduction in vested shares or value realized associated with the withholding of shares to satisfy tax withholding obligations.

The following table summarizes information about NEO participation in our nonqualified Deferred Compensation Plan, which is described on page 49 above, in the “Benefit Programs and Perquisites” section. In 2025, Mr. Ng and Mr. Shi participated and made contributions to the Deferred Compensation Plan.

Nonqualified Deferred Compensation Table

Nonqualified Deferred Compensation in 2025
Name	Executive Contributions in 2025 ($)[1]	Registrant Contributions in 2025 ($)	Aggregate Earnings in 2025 ($)[2]	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance on December 31, 2025 ($)
Dominic Ng	1,935,450	-	992,649	-	8,722,682
Christopher J. Del Moral-Niles	-	-	-	-	-
Irene H. Oh	-	-	-	-	-
Douglas P. Krause	-	-	-	-	-
Parker L. Shi	1,704,309	-	1,066,928	-	7,767,213

1.	The amounts contributed to this plan by the Company’s NEOs set forth in the above table have been included in the “Summary Compensation Table.”

2.	Reflects hypothetical or “notional” gains on account balances based on the NEO’s selected investments. Plan participants do not receive above-market or preferential earnings under the Company’s nonqualified deferred compensation plan. Thus, no nonqualified deferred compensation earnings are reported in the “Summary Compensation Table.”

EAST WEST BANCORP 2026 Proxy Statement    55

Compensation Discussion and Analysis

Retirement Plans

We have two retirement plans. Our 401(k) Plan is a qualified retirement plan under the Internal Revenue Code of 1986, as amended (the “Code”) and is open to all employees of the Company and its subsidiaries with at least three months of service.

We also have a Supplemental Executive Retirement Plan (SERP) which was established in 2001 in order to provide supplemental retirement benefits to certain employees whose contributions to the 401(k) Plan are limited under applicable Internal Revenue Service regulations. The SERP was also intended as a retention incentive to ensure the continued employment of the officers participating in the plan. As of December 31, 2025, none of our NEOs were participants in the SERP.

As part of the life insurance contracts purchased when the SERP was established, beneficiaries of the SERP participants would be entitled to a death benefit. Although Mr. Ng and Mr. Krause are not currently participants in the SERP, each was at the time it was established in 2001 and death benefits for their beneficiaries remain in effect. As of December 31, 2025, Mr. Ng’s beneficiaries would be entitled to death benefits of $21,580,000 and Mr. Krause’s beneficiaries would be entitled to death benefits of $7,740,000 under the SERP.

Employment Agreements and Potential Payments upon Termination or Change in Control

The Bank, the Company’s principal subsidiary, has entered into employment agreements with the NEOs. This is intended to ensure that the Bank will be able to maintain a stable and competent management base.

Chief Executive Officer

The Bank entered into an employment agreement with its CEO, Mr. Ng, in June 1998 in connection with the sale of the Bank by its prior stockholders (the “Ng Employment Agreement”). The Ng Employment Agreement was reapproved by the Board and amended on March 3, 2026, to provide for a termination date of March 5, 2029. In addition to base salary and bonus to be determined annually, the employment agreement provides for, among other things, use of a Company car, participation in stock benefit plans and other fringe benefits applicable to executive personnel and four weeks paid vacation per year.

In the event the Bank chooses to terminate Mr. Ng’s employment for any reason other than for Cause (as defined in the Ng Employment Agreement), or in the event of Mr. Ng’s resignation from the Bank upon (i) failure to re-elect him to his current offices; (ii) a material change in functions, duties or responsibilities; (iii) a relocation of his principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank; (v) a breach of the employment agreement by the Bank; or (vi) his death or permanent disability, Mr. Ng, or, in the event of death, his beneficiary, would be entitled to receive an amount equal to the greater of (i) the remaining payments due to him and the contributions that would have been made on his behalf to any employee benefit plans of the Bank during the remaining term of the employment agreement or (ii) three times the base salary currently in effect plus three times the preceding year’s bonus payable in a lump sum.

Under the assumption that Mr. Ng’s employment with the Company was terminated on December 31, 2025, for any reason other than Cause, he would be entitled to receive severance payments totaling $13,481,273. Also, if Mr. Ng’s employment with the Company was terminated for any reason other than Cause, his outstanding and unvested stock options (if any), time-based and performance-based RSUs would become fully vested. If Mr. Ng’s employment with the Company was terminated on December 31, 2025, for any reason other than Cause, the market value of his RSUs, which would accelerate in vesting, was $29,232,077 based on the closing price of the Company’s common stock as of that date.

EAST WEST BANCORP 2026 Proxy Statement    56

Compensation Discussion and Analysis

Chief Financial Officer

The Bank entered into an employment agreement with its Chief Financial Officer, Mr. Del Moral-Niles, on May 7, 2025 (the “Del Moral-Niles Employment Agreement”) with an initial term of two years, ending on May 6, 2027 and is subject to renewal thereafter as may be agreed by the Bank’s Board of Directors and Mr. Del Moral-Niles.

The Del Moral-Niles Employment Agreement provides that Mr. Del Moral-Niles will receive an annual base salary, subject to periodic review and increase, and will be eligible to participate in an annual performance-based bonus plan. However, any actual bonus for any given year will be determined and paid in accordance with the Bank’s annual bonus plan arrangements applicable to senior executives generally. Mr. Del Moral-Niles will also be eligible to receive annual stock grants as approved by the Board. In addition, Mr. Del Moral-Niles will be entitled to participate in all employee benefit plans and perquisite arrangements available to senior executives of the Bank and shall receive reimbursement of reasonable business expenses. Mr. Del Moral-Niles’ employment with the Bank may be terminated by the Bank with or without Cause (as defined in the Del Moral-Niles’ Employment Agreement), in the event of disability (as defined in the Del Moral-Niles’ Employment Agreement) or death.

The Bank may terminate Mr. Del Moral-Niles’ employment with the Bank at any time without Cause, for any reason or no reason at all, upon thirty days’ advance written notice.

In the event of termination of Mr. Del Moral-Niles’ employment by the Bank without Cause, and contingent upon Mr. Del Moral-Niles’ execution and non-revocation of a general release of claims, the Bank shall pay to Mr. Del Moral-Niles the following: (i) a single lump sum amount consisting of an amount equal to two times of Mr. Del Moral-Niles’ then annual base salary and; (ii) a lump sum bonus equal to 100% of Mr. Del Moral-Niles’ then annual base salary; if Mr. Del Moral-Niles is terminated without Cause during the term of his current contract, he would receive severance payments totaling $2,528,050.

In addition, as part of his severance, any equity awards would continue to vest according to the grant date schedules, provided that performance RSUs would be settled based on performance unit goal achievement, except that if such termination of employment occurs within two years after a Change of Control (as defined in the Del Moral-Niles Employment Agreement), any performance RSUs would be settled as follows: (i) any RSUs for which the performance period has lapsed would continue to vest based on performance unit goal achievement, and (ii) any RSUs for which the performance period has not lapsed will be converted into time-based units based on the target performance level. The outstanding equity awards held by Mr. Del Moral-Niles as of December 31, 2025, are disclosed in the table on page 54 under “Outstanding Equity Awards at Year-End.”

In the event of a termination of Mr. Del Moral-Niles’ employment as the result of his death or due to disability, Mr. Del Moral-Niles or his beneficiary will be entitled to receive the Accrued Obligations (as defined in the Del Moral-Niles Employment Agreement). The Del Moral-Niles Employment Agreement also provides that if Mr. Del Moral-Niles’ employment terminates as a result of death or disability, all unvested RSUs that have been granted prior to the date of death or disability shall immediately vest. The market value on December 31, 2025, of his RSUs which would have accelerated in vesting as a result of his death or disability is $3,313,763.

EAST WEST BANCORP 2026 Proxy Statement    57

Compensation Discussion and Analysis

Chief Risk Officer

On December 21, 2016, the Bank entered into an Executive Employment Agreement with its Chief Risk Officer, Ms. Oh (the “Oh Employment Agreement”). The Oh Employment Agreement, effective as of December 21, 2016, had an initial term of two years and was subject to annual renewal thereafter as may be agreed by the Bank’s Board of Directors and Ms. Oh. The Oh Employment Agreement was reapproved by the Board and amended December 19, 2025, to provide for a termination date of December 19, 2026.

The Oh Employment Agreement provides that Ms. Oh will receive an annual base salary, subject to periodic review and increase, and will be eligible to participate in an annual performance-based bonus plan. However, any actual bonus for any given year will be determined and paid in accordance with the Bank’s annual bonus plan arrangements applicable to senior executives generally. Ms. Oh will also be eligible to receive annual stock grants as approved by the Board. In addition, Ms. Oh will be entitled to participate in all employee benefit plans and perquisite arrangements available to senior executives of the Bank and shall receive reimbursement of reasonable business expenses. Ms. Oh’s employment with the Bank may be terminated by the Bank with or without Cause (as defined in the Oh Employment Agreement), in the event of disability (as defined in the Oh Employment Agreement) or death.

The Bank may terminate Ms. Oh’s employment with the Bank at any time without Cause, for any reason or no reason at all, upon one month advance written notice. In addition, it shall be considered termination without Cause by the Bank if Ms. Oh terminates her employment due to: (i) relocation of her office more than 50 miles from its current location in Pasadena, California without her consent; (ii) any material breach by the Bank of her employment agreement or any other material agreement between her and the Bank which causes her material harm; or (iii) if, following a Change of Control, the successor does not assume all material obligations of the Bank to her. It shall also be considered termination without Cause if without Ms. Oh’s consent, (a) the Oh Employment Agreement is not, whether initially or with respect to any subsequent renewal period, renewed or approved by the Bank’s Board (other than in connection with a for Cause event), and (b) within one month following the end of the then-current employment term, Ms. Oh resigns from the Bank.

In the event of termination of Ms. Oh’s employment by the Bank without Cause, and contingent upon Ms. Oh’s execution and non-revocation of a general release of claims, the Bank shall pay to Ms. Oh the following: (i) a single lump sum amount consisting of an amount equal to two times of Ms. Oh’s then annual base salary and an amount equal to the annual cash bonus payout was last received by Ms. Oh; and (ii) any annual bonus earned but unpaid with respect to a performance year ending on or preceding the date of termination. Under the assumption that Ms. Oh’s employment with the Company was terminated on December 31, 2025, for any reason other than Cause, she would be entitled to receive severance payments totaling $2,749,923.

In addition, any equity awards would continue to vest according to the grant date schedules, provided that performance RSUs will be settled based on performance unit goal achievement, except that if such termination of employment occurs within two years after a Change of Control (as defined in the Oh Employment Agreement), any performance RSUs will be settled as follows: (i) any RSUs for which the performance period has lapsed will continue to vest based on performance unit goal achievement, and (ii) any RSUs for which the performance period has not lapsed will be converted into time-based units based on the target performance level. The outstanding equity awards held by Ms. Oh as of December 31, 2025, are disclosed in the table on page 54 under “Outstanding Equity Awards at Year-End.”

In the event of a termination of Ms. Oh’s employment as the result of her death or due to disability, Ms. Oh or her beneficiary will be entitled to receive (i) the Accrued Obligations (as defined in the Oh Employment Agreement) and (ii) any annual bonus earned but unpaid with respect to a performance year ending on or preceding the date of termination. The Oh Employment Agreement also provides that if Ms. Oh’s employment terminates as a result of death or disability, all unvested RSUs that have been granted prior to the date of death or disability shall immediately vest. The market value on December 31, 2025, of her RSUs which would have accelerated in vesting as a result of her death or disability would have been $5,719,021.

EAST WEST BANCORP 2026 Proxy Statement    58

Compensation Discussion and Analysis

Vice Chairman and Chief Corporate Officer

The Bank entered into an employment agreement with its Vice Chairman and Chief Corporate Officer, Mr. Krause, in 1999 (the “Krause Employment Agreement”). The Krause Employment Agreement was reapproved by the Board and amended on March 3, 2026, to provide for a termination date of March 5, 2029. In addition to base salary and bonus to be determined annually, the Krause Employment Agreement provides for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel and four weeks paid vacation per year.

In the event the Bank chooses to terminate Mr. Krause’s employment for any reason other than for Cause (as defined in the Krause Employment Agreement), or in the event of Mr. Krause’s resignation from the Bank upon (i) a material change in functions, duties or responsibilities; (ii) a relocation of the principal place of his employment by more than 25 miles; (iii) liquidation or dissolution of the Bank; (iv) a breach of the employment agreement by the Bank; or (v) his death or permanent disability, Mr. Krause, or, in the event of death, his beneficiary, would be entitled to receive an amount equal to the greater of (i) the remaining payments due to him and the contributions that would have been made on his behalf to any employee benefit plans of the Bank during the remaining term of the employment agreement; or (ii) three times the base salary currently in effect plus three times the preceding year’s bonus payable in a lump sum.

Under the assumption that Mr. Krause’s employment with the Company was terminated on December 31, 2025, for any reason other than Cause (as defined in the Krause Employment Agreement), he would be entitled to receive severance payments totaling $5,538,460 payable in a lump sum. Also, if Mr. Krause’s employment with the Company was terminated for any reason other than Cause, all unvested RSUs would become fully vested. If Mr. Krause’s employment with the Company was terminated on December 31, 2025, for any reason other than Cause, the market value of his RSUs, which would have accelerated in vesting, was $5,315,654.

There is no employment contract with Mr. Krause that provides for any payments, early vesting of any stock options or any RSUs upon a change of control.

Chief Operating Officer

The Bank entered into an employment agreement with its Chief Operating Officer, Mr. Shi, on December 1, 2021 (the “Shi Employment Agreement”) with an initial term of two years and is subject to annual renewal thereafter as may be agreed by the Bank’s Board of Directors and Mr. Shi. The Shi Employment Agreement was reapproved by the Board and amended on December 1, 2025, to provide for a termination date of December 1, 2026.

The Shi Employment Agreement provides that Mr. Shi will receive an annual base salary, subject to periodic review and increase, and will be eligible to participate in an annual performance-based bonus plan. However, any actual bonus for any given year will be determined and paid in accordance with the Bank’s annual bonus plan arrangements applicable to senior executives generally. Mr. Shi will also be eligible to receive annual stock grants as approved by the Board. In addition, Mr. Shi will be entitled to participate in all employee benefit plans and perquisite arrangements available to senior executives of the Bank and shall receive reimbursement of reasonable business expenses. Mr. Shi’s employment with the Bank may be terminated by the Bank with or without Cause (as defined in the Shi Employment Agreement), in the event of disability (as defined in the Shi Employment Agreement) or death.

The Bank may terminate Mr. Shi’s employment with the Bank at any time without Cause, for any reason or no reason at all, upon thirty days’ advance written notice.

In the event of termination of Mr. Shi’s employment by the Bank without Cause, and contingent upon Mr. Shi’s execution and non-revocation of a general release of claims, the Bank shall pay to Mr. Shi the following: (i) a single lump sum amount consisting of an amount equal to two times of Mr. Shi’s then annual base salary and; (ii) a lump sum bonus equal to 100% of Mr. Shi’s then annual base salary; if Mr. Shi is terminated without Cause during the term of his current contract, he would receive severance payments totaling $3,028,669.

EAST WEST BANCORP 2026 Proxy Statement    59

Compensation Discussion and Analysis

In addition, as part of his severance, any equity awards would continue to vest according to the grant date schedules, provided that performance RSUs would be settled based on performance unit goal achievement, except that if such termination of employment occurs within two years after a Change of Control (as defined in the Shi Employment Agreement), any performance RSUs would be settled as follows: (i) any RSUs for which the performance period has lapsed would continue to vest based on performance unit goal achievement, and (ii) any RSUs for which the performance period has not lapsed will be converted into time-based units based on the target performance level. The outstanding equity awards held by Mr. Shi as of December 31, 2025, are disclosed in the table on page 54 under “Outstanding Equity Awards at Year-End.”

In the event of a termination of Mr. Shi’s employment as the result of his death or due to disability, Mr. Shi or his beneficiary will be entitled to receive the Accrued Obligations (as defined in the Shi Employment Agreement). The Shi Employment Agreement also provides that if Mr. Shi’s employment terminates as a result of death or disability, all unvested RSUs that have been granted prior to the date of death or disability shall immediately vest. The market value on December 31, 2025, of his RSUs which would have accelerated in vesting as a result of his death or disability is $4,623,781.

CEO to Median Employee Pay Ratio

We are providing the following information about the relationship of the total annual compensation of our median employee and the total annual compensation of Mr. Ng, our Chairman and CEO.

For the year ended December 31, 2025, the annual total compensation of our CEO was $9,683,884 as shown in the “Summary Compensation Table.” The annual total compensation of our median employee for 2025, excluding the CEO, was $117,211, resulting in a ratio of 83 to 1, which is a reasonable estimate calculated in a manner consistent with the applicable rules.

In determining the median employee, we identified and included all U.S.-based employees of East West Bank, other than the CEO, who were employed with us as of December 31, 2025. Further, we also included all employees of East West Bank outside of the U.S., who are based in Hong Kong and were employed with us as of December 31, 2025.The U.S. and Hong Kong-based employees represented 94% of our total employees. We excluded employees of East West Bank (China) Limited, our wholly-owned subsidiary in China, and other employees based in China and Singapore, approximately 6% of our total employees.

Our definition of “total compensation,” for purposes of determining our median employee, includes total cash compensation paid during 2025 (excluding 401(k) deferrals and overtime wages) and the grant date fair value of RSUs (or RSU equivalents) awarded in 2025. We did not annualize the compensation for any employees that were not employed by us for all of 2025 or make any full-time equivalent adjustments for part-time employees. For our non-U.S. employees who were included in this calculation, we used the foreign exchange rates applicable as of December 31, 2025 to convert their total compensation into U.S. dollars. After determining our median employee, we then calculated such employee’s annual total compensation, in a manner consistent with the requirements of Item 402(u) of Regulation S-K, for purposes of calculating the ratio presented above.

EAST WEST BANCORP 2026 Proxy Statement    60

Compensation Discussion and Analysis

Pay Versus Performance

The following table sets forth information concerning the compensation of our CEO and other NEOs for each of the fiscal years ending December 31, 2025, 2024, 2023, 2022, and 2021, and our financial performance for each such fiscal year.

					Value of Initial $100 Investment Based on:
Year	Summary Compensation Table Total for CEO[1]	Compensation Actually Paid Total to CEO	Average Summary Compensation Table Total for Non-CEO NEOs[2]	Average Compensation Actually Paid to non-CEO NEOs	5-Year Total Shareholder Return	BKX 5-Year Total Shareholder Return	Net Income ($ in millions)	Return on Equity
2025[3]	$9,683,884	$18,512,734	$2,838,464	$4,290,302	$254	$196	$1,325	16.01%
2024[4]	$9,213,633	$23,395,090	$2,611,210	$4,856,754	$224	$133	$1,166	15.93%
2023[5]	$8,358,550	$15,412,681	$1,948,256	$2,572,881	$161	$104	$1,161	17.91%
2022[6]	$9,076,408	$6,591,588	$2,236,396	$2,110,635	$135	$105	$1,128	19.51%
2021[7]	$8,649,172	$27,525,426	$1,938,007	$3,294,597	$162	$126	$873	15.70%

1.	The CEO in 2025, 2024, 2023, 2022, and 2021 was Dominic Ng.

2.	The non-CEO NEOs were Christopher J. Del Moral-Niles, Irene H. Oh, Douglas P. Krause, and Parker L. Shi in 2025 and 2024; Christopher J. Del Moral-Niles, Irene H. Oh, Douglas P. Krause, Parker L. Shi, and Gary Teo in 2023; Irene H. Oh, Douglas P. Krause, Parker L. Shi, and Gary Teo in 2022; Irene H. Oh, Douglas P. Krause, Parker L. Shi, and Nick Huang in 2021.

3.	The LTI Plan for the 2025-2027 performance period has an estimated payout of 172%. The LTI Plan for the 2024-2026 performance period has an estimated payout of 179%. The LTI Plan for the 2023-2025 performance period paid out at 179%.

4.	The LTI Plan for the 2024-2026 performance period has an estimated payout of 175%. The LTI Plan for the 2023-2025 performance period has an estimated payout of 175%. The LTI Plan for the 2022-2024 performance period paid out at 173%.

5.	The LTI Plan for the 2023-2025 performance period has an estimated payout of 175%. The LTI Plan for the 2022-2024 performance period has an estimated payout of 175%. The LTI Plan for the 2021-2023 performance period paid out at 178%.

6.	The LTI Plan for the 2022-2024 performance period has an estimated payout of 175%. The LTI Plan for the 2021-2023 performance period has an estimated payout of 174%. The LTI Plan for the 2020-2022 performance period paid out at 182%.

7.	The LTI Plan for the 2021-2023 performance period has an estimated payout of 175%. The LTI Plan for the 2020-2022 performance period has an estimated payout of 174%. The LTI Plan for the 2019-2021 performance period paid out at 182%.

EAST WEST BANCORP 2026 Proxy Statement    61

Compensation Discussion and Analysis

The following table reconciles the total compensation shown in the “Summary Compensation Table” to the compensation actually paid to NEOs shown in the “Pay Versus Performance” table above.

			CEO			Average of Non-CEO NEOs
Year	2025	2024	2023	2022	2021	2025	2024	2023	2022	2021
Summary Compensation Table Total	$9,683,884	$9,213,633	$8,358,550	$9,076,408	$8,649,172	$2,838,464	$2,611,210	$1,948,256	$2,236,396	$1,938,007
Less: Fair Value of Stock Awards Granted in Fiscal Year	(5,094,193)	(4,712,953)	(4,745,307)	(4,538,539)	(5,065,596)	(842,266)	(787,163)	(691,878)	(669,169)	(774,146)
Add: Fair Value of Stock Awards Granted in Fiscal Year - Value at Year-End	10,281,679	10,079,161	7,767,249	6,470,141	9,535,338	1,698,485	1,682,151	970,334	953,841	1,118,976
Change in Fair Value for Stock Awards Granted in Prior Years that were Unvested at the End of Fiscal Year	3,488,026	8,009,604	1,451,398	(4,846,683)	10,881,577	560,330	1,113,589	153,827	(463,118)	781,123
Change in Fair Value of Stock Awards Granted in Prior Years that Vested during the Fiscal Year	(538,100)	147,519	1,919,170	(237,470)	2,894,477	(68,654)	132,990	124,875	(18,447)	193,214
Add: Dividends Paid on Unvested Shares Units for the Fiscal Year	691,438	658,126	661,621	667,731	630,458	103,943	103,977	67,467	71,132	37,423
Compensation Actually Paid	$18,512,734	$23,395,090	$15,412,681	$6,591,588	$27,525,426	$4,290,302	$4,856,754	$2,572,881	$2,110,635	$3,294,597

For the fiscal year ending December 31, 2025, the most important financial performance measures used to link compensation actually paid to our NEOs to Company are listed as follows.

Important Financial Performance Measurements
Return on Assets	Return on Equity	Total Shareholder Return

EAST WEST BANCORP 2026 Proxy Statement    62

Compensation Discussion and Analysis

The following graphs compare the compensation actually paid to our CEO and the average of compensation actually paid to our non-CEO NEOs with Total Shareholder Return, Net Income, and Return on Average Equity.

EAST WEST BANCORP 2026 Proxy Statement    63

Approve 2021 Stock Incentive Plan

Proposal 3: Approve 2021 Stock Incentive Plan

PROPOSAL SNAPSHOT

What am I voting on?

We are seeking stockholder approval of an amendment to increase the number of shares available for issuance under the East West Bancorp, Inc. 2021 Stock Incentive Plan, as amended and restated through April 12, 2021 (the “2021 Stock Incentive Plan”), by an additional 3,000,000 shares, among other changes to the 2021 Stock Incentive Plan as described in this section and in Appendix A. Upon the recommendation of the Compensation Committee, the Board has approved the amendment to the 2021 Stock Incentive Plan (as amended, the “A&R 2021 Stock Incentive Plan”), subject to stockholder approval.

Please refer to Appendix A for the entire proposed A&R 2021 Stock Incentive Plan.

Voting recommendation:

FOR the approval of the A&R Stock Incentive Plan.

Overview of A&R 2021 Stock Incentive Plan

If approved by our stockholders, the A&R 2021 Stock Incentive Plan will amend and restate the 2021 Stock Incentive Plan. The A&R 2021 Stock Incentive Plan and its predecessors, the 2021 Stock Incentive Plan, the 2016 Stock Incentive Plan and the 1998 Stock Incentive Plan, may be collectively referred to herein as the “Plan.”

The principal features of the A&R 2021 Stock Incentive Plan are summarized below. The summary is qualified in its entirety by the text of the A&R 2021 Stock Incentive Plan, a copy of which is attached hereto as Appendix A to this Proxy Statement. The principal change between the A&R 2021 Stock Incentive Plan and the 2021 Stock Incentive Plan is an increase of 3,000,000 in the total number of shares of common stock reserved for issuance as awards. The maximum amount that may be available for grant under the A&R 2021 Stock Incentive Plan to any one participant during a calendar year under all performance awards, including any form of awards based on the specified performance criteria, will remain at 1,000,000 shares. The A&R 2021 Stock Incentive Plan also incorporates certain other clarifying changes including, for example, the removal of provisions that are no longer applicable under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), clarifications regarding the applicability of Section 409A of the Code, and the addition of provisions regarding compliance with laws, notices and electronic delivery of documents.

In determining the number of additional shares needed for new awards under the A&R 2021 Stock Incentive Plan, we took into consideration our stock price, business performance, competitive pay-for-performance philosophy, regulatory requirements, historical experience, and expected use of equity-based awards in future years. Based on these expectations, the Board of Directors determined that an increase in the total number of shares of common stock reserved for issuance by an additional 3,000,000 shares is appropriate.

The affirmative vote of a majority of the outstanding shares of stock present in person or by proxy and entitled to vote at the meeting is required for approval of the A&R 2021 Stock Incentive Plan. If the A&R 2021 Stock Incentive Plan is not approved by the Company’s stockholders, there will be no increase in the number of shares available under the 2021 Stock Incentive Plan. In the last five years, the Company granted an average of 632,437 shares per year as incentive awards, and as of December 31, 2025, there are 3,097,839 available shares under the 2021 Stock Incentive Plan. Assuming a similar rate of grants over the next five years, we may be unable to provide certain equity compensation to employees if we do not receive stockholder approval.

EAST WEST BANCORP 2026 Proxy Statement    64

Approve 2021 Stock Incentive Plan

The Board of Directors recommends that stockholders vote “FOR” approval of the A&R 2021 Stock Incentive Plan.

The Board believes that the Company’s practice of granting equity awards has contributed substantially to the Company’s success. Since 2021, the year in which the 2021 Stock Incentive Plan was last approved by stockholders, the Company has had strong performance and growth in a challenging economy due to the valuable contributions from our employees. The sustained success of the Company is reflected in the following key metrics:

•	ROA Significantly Above Peer Group: Our ROA of 1.70% in 2025 was substantially above the KBW Regional Bank Peer median of 1.07% and average of 1.05%.

•	ROE Significantly Above Peer Group: Our ROE of 16.01% in 2025 was substantially above the KBW Regional Bank Peer median of 12.24% and average of 11.96%.

•	Record Loans: Total loans grew by 6% to a record $56.9 billion as of December 31, 2025, from $53.7 billion as of December 31, 2024.

•	Record Deposits: Total deposits grew by 6% to a record $67.1 billion as of December 31, 2025, from $63.2 billion as of December 31, 2024.

Stockholder approval of the A&R 2021 Stock Incentive Plan will ensure the Company’s continuing ability to provide a flexible range of compensation awards, including performance-based compensation awards. An increase in the number of shares available for future grants is necessary to permit the Plan to continue to operate as intended. Unless otherwise specified thereon, proxies received in the accompanying form will be voted in favor of approval of the A&R 2021 Stock Incentive Plan.

Summary of Plan Features

The purpose of the A&R 2021 Stock Incentive Plan is to:

•	Enable the Company and its subsidiaries to attract, retain and motivate their employees, consultants and other service providers by providing for or increasing the proprietary interests of such employees, consultants and other service providers in the Company and to align their interests with those of the Company’s stockholders; and

•	Enable the Company and its subsidiaries to attract, retain and motivate non-employee directors and further align their interests with those of the stockholders of the Company by providing for or increasing the proprietary interest of such directors in the Company.

The Board believes that the A&R 2021 Stock Incentive Plan and the ability to issue equity awards will help the Company continue to compete for, motivate, and retain high-caliber employees and more closely link the interests of the employees and the stockholders of the Company by encouraging employees to focus on long-range objectives. All employees of the Company receive annual grants of time-vesting restricted stock units under the Company’s Spirit of Ownership Program. Outside of the Company’s Spirit of Ownership Program, eligible employees of the Company also receive additional time-vesting restricted stock units, and named executive officers receive performance-vesting restricted stock units. The Company’s compensation philosophy, in compliance with guidance from our banking regulators, is shifting more towards equity-based compensation. As such, it is important for the Company to have an adequate amount of shares to carry out this initiative.

Employees, non-employee directors, consultants and other service providers of the Company or any subsidiary are eligible to receive awards under the A&R 2021 Stock Incentive Plan. The Committee (as described in “Administration” below) will determine which individuals will be participants, the types of awards to be made to participants and the terms, conditions and limitations applicable to the awards. It is expected that all employees will be eligible to participate in the Plan.

The maximum aggregate number of shares that may be granted under the A&R 2021 Stock Incentive Plan is the sum of (i) the number of shares of the Company’s common stock available for grant immediately prior to stockholder approval of the Plan (as of December 31, 2025, there were 3,097,839 shares of the Company’s common stock available) plus (ii) an additional 3,000,000 shares of common stock, subject to adjustment for stock splits, dividends and similar events. Common stock which is subject to any unexercised or undistributed portion of any terminated, expired or forfeited award (or awards settled in cash in lieu of common stock) will become available for grant pursuant to new awards. However, shares delivered or withheld

EAST WEST BANCORP 2026 Proxy Statement    65

Approve 2021 Stock Incentive Plan

in satisfaction of the exercise price of an award or any tax withholding will not become available for grant pursuant to new awards. Stock appreciation rights to be settled in shares of common stock are counted in full against the number of shares available for award under the A&R 2021 Stock Incentive Plan regardless of the number of shares issued upon settlement of the stock appreciation right. The Compensation Committee may make such additional rules for determining the number of shares of common stock granted under the A&R 2021 Stock Incentive Plan as it deems necessary or appropriate. The common stock which may be issued pursuant to an award under the A&R 2021 Stock Incentive Plan may be treasury shares or authorized but unissued shares of common stock acquired, subsequently or in anticipation of the transaction, in the open market or otherwise, or any combination of such shares. No fractional shares of common stock will be issued or delivered under the A&R 2021 Stock Incentive Plan.

The maximum aggregate number of shares of common stock available for grants of awards to any one non-employee director participant under the A&R 2021 Stock Incentive Plan shall not exceed 100,000 shares per calendar year.

The A&R 2021 Stock Incentive Plan provides for the grant of incentive stock options (“ISOs”), as defined in Section 422 of the Code, and options which do not qualify as ISOs, known as nonqualified stock options (“NSOs,” and, together with ISOs, “options”). Options granted under the A&R 2021 Stock Incentive Plan may be accompanied by stock appreciation rights (“Tandem SARs”), and stock appreciation rights may be granted alone (“Stand Alone SARs,” and, together with Tandem SARs, “SARs”). Performance awards (“Performance Awards”) may also be granted, which Performance Awards may be contingent on the performance of the Company, a subsidiary or subsidiaries, any branch, department, business unit or portion thereof or a participant. The A&R 2021 Stock Incentive Plan also provides for the issuance of restricted stock and other stock-based awards including, without limitation, restricted stock units. All of the foregoing grants are sometimes referred to herein as “awards,” and the recipient of any award or grant is sometimes referred to herein as a “grantee.” Awards are subject to the terms and conditions of any agreement governing, or terms and conditions applicable to, the award, including any written policy of the Company. The participants in the A&R 2021 Stock Incentive Plan will consist of those employees, non-employee directors, consultants or other service providers of the Company and its subsidiaries who are designated as grantees by the Compensation Committee.

In the event of certain changes in the Company’s capitalization, including without limitation a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, the Committee will make appropriate and proportionate adjustments to: (i) the number and type of shares or other securities or cash or other property that may be acquired pursuant to awards granted under the plan, (ii) the maximum number and type of shares or other securities that may be issued pursuant to the plan and any per person limits specified in the plan, and (iii) the purchase or exercise price applicable to outstanding awards.

No awards may be granted under the A&R 2021 Stock Incentive Plan more than 10 years after the date of its approval by the Company’s stockholders.

Administration

The A&R 2021 Stock Incentive Plan will be administered by the Compensation Committee, consisting of not less than two members of the Board. Each member of the Compensation Committee must be an independent director under the rules of any stock exchange on which the common stock may be listed and under any other applicable regulatory requirements and a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

The Compensation Committee will periodically determine the participants in the A&R 2021 Stock Incentive Plan and the nature, amount, pricing, timing, and other terms of awards to be made to such individuals. The Compensation Committee has the power to interpret and administer the A&R 2021 Stock Incentive Plan. All questions of interpretation, the number of shares of common stock or other securities, stock appreciation rights, or units granted, and the terms of any agreements evidencing such awards will be determined by the Compensation Committee, and its determination will be final and conclusive upon all parties in interest. Unless prohibited by applicable law or the rules of a stock exchange, the Compensation Committee may delegate responsibilities and powers under the A&R 2021 Stock Incentive Plan to others in accordance with the terms and conditions of such plan.

EAST WEST BANCORP 2026 Proxy Statement    66

Approve 2021 Stock Incentive Plan

Stock Options

Options which may be granted by the Compensation Committee represent a right to purchase a specified number of shares of common stock at a specified price during such period of time as the Compensation Committee determines. The exercise price per share of common stock of any option will be no less than the fair market value per share of the common stock subject to the option on the date the option is granted (or, with respect to ISOs granted to an employee possessing more than 10% of the total combined voting power of Company Stock, 110% of such fair market value). Fair market value, for purposes of the A&R 2021 Stock Incentive Plan, is the closing price per share of the Company’s common stock on Nasdaq for the most recent trading date preceding the date of determination, unless otherwise determined by the Compensation Committee. The maximum number of shares of common stock for which options and SARs can be granted to any one participant may not exceed 1,000,000 shares per calendar year.

An option may be exercised, in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased, and delivering payment for the applicable option exercise price to the Company. At the discretion of the Compensation Committee, the exercise price of the option may be paid in cash, by the tender of common stock already owned by the participant, by cash forwarded through a broker or other agent sponsored exercise or financing program, through a combination of the foregoing, or through such other means as the Compensation Committee determines are consistent with the A&R 2021 Stock Incentive Plan’s purpose and applicable law, including the net withholding of shares of stock through relinquishment of options.

For ISOs, the aggregate fair market value (determined on the date of grant) of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation will not exceed $100,000.

Subject to the foregoing and the other provisions of the A&R 2021 Stock Incentive Plan, stock options may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as determined in its discretion by the Compensation Committee.

Stock Appreciation Rights

A SAR is a right to receive, upon exercise of the right, an amount payable in cash and/or shares of common stock under such terms and conditions as the Compensation Committee determines. A SAR may be granted in tandem with part or all of (or in addition to, or completely independent of) an option or any other award under the A&R 2021 Stock Incentive Plan. A SAR issued in tandem with a stock option may only be granted at the time of grant of the related option. The amount payable in cash and/or shares of common stock with respect to each SAR will be equal in value to a percentage (including up to a maximum of 100%) of the amount by which the fair market value per share of common stock on the exercise date exceeds the fair market value per share of common stock on the date of grant of the SAR. The applicable percentage will be established by the Compensation Committee. The exercise price of any SAR will be no less than the fair market value per share of the common stock subject to the SAR on the date the SAR is granted. The agreement evidencing the award may state whether the amount payable is to be paid wholly in cash, wholly in shares of common stock or partly in each. If the award terms do not state the manner of payment, the Compensation Committee will determine the manner of payment at the time of payment. The amount payable in shares of common stock, if any, is determined with reference to the fair market value per share of common stock on the date of exercise. Tandem SARs are exercisable only to the extent that the options to which they relate are exercisable. Upon exercise of the Tandem SAR, and to the extent of such exercise, the participant’s underlying option will automatically terminate. Similarly, upon the exercise of the tandem option, and to the extent of such exercise, the participant’s related SAR will automatically terminate.

Repricing Prohibited

The A&R 2021 Stock Incentive Plan prohibits repricing of options, SARs or other purchase rights without further stockholder approval. Repricing means the grant of a new option or SAR in return for the cancellation or exchange of an award that has a higher grant price than the new award, the amendment of an outstanding award to reduce the grant price, the cancellation or exchange of an option or SAR at a time when the grant price is greater than the fair market value of the common stock or any action that would be treated, for accounting purposes, as a repricing. The grant of a substitute award under the anti-dilution and adjustment provisions is not a repricing.

EAST WEST BANCORP 2026 Proxy Statement    67

Approve 2021 Stock Incentive Plan

Other Terms of Options and SARs

No dividend equivalents may be granted in connection with any option or SAR. The term of any option or SAR may not exceed 10 years from the date of grant (or, with respect to ISOs granted to an employee possessing more than 10% of the total combined voting power of the Company’s common stock, five years after the date of grant).

Unless otherwise provided in a grantee’s award terms, the following provisions of this paragraph will apply in the case of a grantee whose employment or service is terminated. If the employment or service of a grantee is terminated for reasons other than resignation by a grantee without the consent of the Company (or Board, in the case of a non-employee director), termination for cause, disability or death, all outstanding options and SARs held by the grantee immediately prior to termination of employment will be exercisable by the grantee (but only to the extent exercisable immediately prior to termination of employment or service) at any time prior to the expiration date of the option or SAR or within three months following the date of termination, whichever is the shorter period.

Following the death of a grantee during employment or service or termination by reason of disability, all outstanding options or SARs of the grantee will be exercisable (whether or not so exercisable immediately prior to the death or termination of the grantee) by the grantee or, in the case of death, the person to which the option transfers by will or the laws of descent and distribution or the grantee’s legal representative, at any time prior to the expiration date of the option or SAR or within one year after the date of death or termination of the grantee, whichever is the shorter period. Following the death of a grantee after ceasing employment or service and within a period following termination of employment or service during which an option or SAR remains exercisable, all outstanding options or SARs of the grantee will be exercisable (but only to the extent exercisable immediately prior to the death of the grantee) by the person to which the option transfers by will or the laws of descent and distribution or the grantee’s legal representative, at any time prior to the expiration date of the option or SAR or within one year after the date of death of the grantee, whichever is the shorter period.

If a grantee resigns without the consent of the Company (or Board, in the case of a non-employee director), all outstanding options and SARs will be exercisable (but only to the extent exercisable immediately prior to the termination of employment or service) at any time prior to the expiration date of the option or SAR or within 30 days after the date of termination, whichever is the shorter period. If the employment of a grantee is terminated by the Company for cause or if the grantee is removed from the Board for cause, all outstanding options and SARs held by the grantee will terminate as of the date of termination of employment or removal.

Restricted Stock

Restricted stock is common stock that is issued to a participant and is subject to such terms, conditions and restrictions as the Compensation Committee deems appropriate, which may include, but are not limited to, restrictions upon the sale, assignment, transfer or other disposition of the restricted stock and the requirement of forfeiture of the restricted stock upon termination of employment or service under certain specified conditions, including the failure to achieve performance conditions. The Compensation Committee may provide for the lapse of any such term or condition or waive any term or condition based on such factors or criteria as the Compensation Committee may determine, provided that the Compensation Committee will not accelerate the vesting of, or waive the restrictions with respect to, restricted stock except in the case of death, disability or involuntary termination other than for cause. Subject to such restrictions as the Compensation Committee may impose, the participant will have, with respect to awards of restricted stock, all of the rights of a stockholder of the Company, including the right to vote the restricted stock and the right to receive any cash dividends on such stock.

Unless otherwise provided in a grantee’s award terms, if the grantee of restricted stock ceases to be an employee or terminates service for any reason, any outstanding shares of restricted stock held by the grantee will vest or be forfeited according to the following provisions:

•	If a grantee ceases to be an employee, consultant, other service provider or non-employee director by reason of disability, death or retirement (as defined in the award terms), any shares of restricted stock held by the grantee at the time of termination of service will immediately vest; and

•	If a grantee ceases to be an employee, consultant, other service provider or non-employee director for any reason other than disability, death or retirement (as defined in the award terms), any shares of restricted stock held by the grantee at the time of termination of service will be immediately forfeited.

EAST WEST BANCORP 2026 Proxy Statement    68

Approve 2021 Stock Incentive Plan

Restricted Stock Units

Restricted stock units are unfunded, unsecured rights to receive a share of common stock, or cash, that are subject to transfer or other restrictions as the Compensation Committee may impose. Restricted stock units are also subject to forfeiture if certain events specified by the Compensation Committee occur prior to the lapse of the restrictions. The restricted stock unit award terms detail the number of restricted stock units awarded, the restrictions imposed on the restricted stock units, the duration of those restrictions, the events the occurrence of which would cause a forfeiture of the restricted stock units and such other terms and conditions as the Compensation Committee deems appropriate. Restricted stock units may include, in the discretion of the Compensation Committee, the right to receive dividend equivalents.

Performance Awards

Performance Awards are awards where the payment or vesting of which are contingent upon the achievement of specified levels of performance under specified performance criteria during a particular performance period by the Company, a subsidiary or subsidiaries, a branch, department, business unit or other portion thereof or the participant individually, and/ or upon a comparison of such performance with the performance of a peer group of corporations, prior performance periods or other measure selected or defined by the Compensation Committee at the time the Performance Award is granted. Performance Awards may be in the form of performance units, performance shares, performance-based options and such other forms of Performance Awards as the Compensation Committee determines. The maximum amount that may be paid under all Performance Awards issued under the A&R 2021 Stock Incentive Plan to any participant during a calendar year cannot exceed 1,000,000 shares, in the case of Performance Awards paid in Shares. In the case of multi-year performance periods, the amount which is earned in any one calendar year is the amount paid for the performance period divided by the number of calendar years in the period. In applying this limit, the amount of cash and the number of Shares earned by a Participant is measured as of the close of the applicable calendar year which ends the performance period, regardless of the fact that actual payment to the Participant may occur in a subsequent calendar year or years.

The performance criteria to be used in determining whether a Performance Award has been earned, the level of achievement of such performance criteria necessary for the Performance Award to be earned in whole or in part, and the performance period over which such performance will be measured will be determined by the Compensation Committee at the time a Performance Award is granted.

Unless otherwise provided in the award terms of the Performance Award, the following provisions apply if the recipient of a Performance Award ceases to be an employee or terminates service for any reason prior to payment of the Performance Award:

•	If a grantee ceases to be an employee, consultant, other service provider or non-employee director by reason of disability, death or retirement (as defined in the award terms), the grantee will be entitled to a pro-rata portion of the Performance Award based upon the number of whole and partial months of employment or service during the performance period, contingent upon achievement of the performance goals and subject to any negative discretion retained by the Compensation Committee; and

•	If a grantee ceases to be an employee, consultant, other service provider or non-employee director for any reason other than disability, death or retirement (as defined in the award terms), any Performance Award shall be immediately forfeited.

Effect of Change of Control

Notwithstanding any other provision of the A&R 2021 Stock Incentive Plan to the contrary, and unless applicable award terms otherwise provide, in the event the employment or service of a participant is terminated by the Company and its affiliates without “cause” within three years following the occurrence of a Change of Control of the Company (as defined in Section 3(f) of the A&R 2021 Stock Incentive Plan), (i) all options and freestanding SARs which are then outstanding will become fully vested and exercisable, (ii) all restrictions with respect to shares of restricted stock and restricted stock units which are then outstanding will lapse, and such shares and units will be fully vested and non-forfeitable, and (iii) the uncompleted performance periods for all Performance Awards which are then outstanding shall be deemed to be completed, and all performance criteria and other conditions relating to such Performance Awards shall automatically be deemed waived for the entire performance period, and the participant shall become entitled to receipt of the target number of shares of common stock subject to such awards. Further, after a Change of Control, no administrative power given the Compensation Committee can be used to affect detrimentally the rights of any grantee with respect to any award which is outstanding immediately prior to the Change of Control.

EAST WEST BANCORP 2026 Proxy Statement    69

Approve 2021 Stock Incentive Plan

Transferability

Awards granted under the A&R 2021 Stock Incentive Plan cannot be assigned, pledged or otherwise transferred, except by will or by the laws of descent and distribution.

Possible Anti-Takeover Effect

The provisions of the A&R 2021 Stock Incentive Plan providing for the acceleration of the exercise date of stock options and SARs, the lapse of restrictions applicable to restricted stock and restricted stock units and the deemed achievement of Performance Criteria upon the occurrence of a termination of employment or service following a Change of Control, may be considered as having an anti-takeover effect.

Amendment and Termination

The Board may at any time amend or terminate the A&R 2021 Stock Incentive Plan. The Compensation Committee may at any time alter or amend any or all award terms under the A&R 2021 Stock Incentive Plan to the extent permitted by law. However, no such action by the Board or by the Compensation Committee may impair the rights of participants under outstanding awards without the consent of the participants affected thereby. Further, the Board may not amend the A&R 2021 Stock Incentive Plan to the extent that such matters must be approved by the Company’s stockholders.

Payment of Taxes

The Company may withhold applicable taxes required by law from all amounts paid to the participant in satisfaction of an award granted under the A&R 2021 Stock Incentive Plan, and to take such other action as necessary or advisable to enable the Company to satisfy any applicable tax withholding obligations. This includes the authority to withhold cash, require cash payments or withhold or receive shares of common stock or property to satisfy applicable withholding obligations.

New Plan Benefits

The actual amount of future awards to be received by or allocated to participants or groups under the A&R 2021 Stock Incentive Plan is not determinable in advance because the selection of participants who receive awards, and the type and size of awards and their respective vesting conditions are generally determined by the Compensation Committee in its discretion based on a number of factors, including the future price of our common stock. At this time, no awards have been made or promised to any directors, employees or other eligible participants. However, if adopted by our stockholders, we do not expect our equity grant practices to differ in any material respect from our current practices under the 2021 Stock Incentive Plan. For information regarding securities authorized under the 2021 Stock Incentive Plan, refer to “Equity Compensation Plans” below. For additional information about equity compensation awarded to directors in 2025, see “Director Compensation,” and for equity compensation awarded to named executive officers, see “Grants of Plan-Based Awards” and “Outstanding Equity Awards at Year-End.”

Equity Compensation Plans

The following table sets forth information as of December 31, 2025 concerning common stock issuable under the Company’s equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders			$3,097,839
Equity compensation plans not approved by security holders
Total			$3,097,839

EAST WEST BANCORP 2026 Proxy Statement    70

Approve 2021 Stock Incentive Plan

Material U.S. Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences of the grant and exercise of awards under present law. This summary, which is presented for the information of stockholders considering how to vote on this proposal and not for the A&R 2021 Stock Incentive Plan participants, is general in nature and does not address the issues relating to the income tax circumstances of any individual participant. It does not address United States federal tax other than income tax and certain payroll taxes, or state, local or foreign tax laws.

Incentive Stock Options. An incentive stock option (ISO) is an option that meets the requirements of Section 422 of the Code. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of an ISO or, generally, at the time of exercise of an ISO. The exercise of an ISO generally will result in a preference item for alternative minimum tax purposes.

If an optionee exercises an ISO and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the ISO or within one year after the exercise of the ISO), upon disposition of the shares the entire gain, if any, will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a “disqualifying disposition,” the difference between the fair market value of the shares received on the date of exercise and the option price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee’s tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term depending on whether the shares were held for more than one year. Special rules apply if all or a portion of the option price is paid in the form of shares.

Neither the Company nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a “disqualifying disposition.” Except as described in “Other Tax Matters” below, if an amount is treated as compensation received by an optionee because of a “disqualifying disposition,” the Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

Nonstatutory Stock Options. A nonstatutory stock option is an option that does not qualify as an ISO. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of a nonstatutory stock option. Upon the exercise of a nonstatutory stock option, the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price will be treated as compensation received by the optionee in the year of exercise. The optionee’s tax basis in the shares acquired on exercise of the option will generally equal the option price plus the amount of taxable income recognized on exercise. When the optionee sells the shares acquired on exercise, the optionee will realize long-term or short-term capital gain or loss, depending on whether the optionee holds the shares for more than one year before selling them. Special rules apply if all or a portion of the option price is paid in the form of shares.

Except as otherwise noted, for non-statutory stock options and awards other than ISOs, FICA taxes (Social Security, Medicare, and additional Medicare tax for high-income earners) are due when an employee recognizes compensation income.

Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

Stock Appreciation Rights. An awardee will not recognize any taxable income for federal income tax purposes upon receipt of stock appreciation rights. The value of any common stock or cash received in payment of stock appreciation rights will be treated as compensation received by the awardee in the year in which the awardee receives the common stock or cash. Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

Restricted Stock. An awardee of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). However, an awardee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the awardee does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the awardee and will be taxable in the year the

EAST WEST BANCORP 2026 Proxy Statement    71

Approve 2021 Stock Incentive Plan

restrictions lapse. Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

Restricted Stock Units. An awardee will not be subject to tax upon the grant of a restricted stock unit. When restricted stock units vest and are settled for cash or shares, the awardee will recognize as ordinary income an amount equal to the cash and/ or fair market value (measured on the distribution date) of the shares received, and such amount will generally be deductible by the Company or one of its subsidiaries. At the time of settlement, FICA taxes will also be due with respect to an employee’s award, though in some cases, FICA taxes may be due earlier, at the time of vesting, rather than at the time of settlement. Any gain or loss recognized upon a subsequent sale or exchange of the shares (if settled in shares) is treated as capital gain or loss. If any dividend equivalent amounts are paid to the grantee, they will be includible in the grantee’s income as additional compensation (and not as dividend income). Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

Performance Awards. An awardee who receives a performance award will not recognize any taxable income for federal income tax purposes upon receipt of the award. The awardee will recognize taxable income, however, when cash or shares of common stock are released or paid to the awardee, and the amount of such income will be the amount of the cash and/ or the fair market value at such time of the release or payment of shares (if, in the case of performance share awards, the awardee does not make a Section 83(b) election upon the receipt of the performance shares, in which case the awardee would recognize compensation income on the date of the award). The tax basis of any such shares received by the awardee pursuant to a performance award should be equal to the amount includable in the participant’s gross income as compensation in respect of such shares. Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

Other Tax Matters. If a Change of Control causes awards under the A&R 2021 Stock Incentive Plan to accelerate vesting or is deemed to result in the attainment of performance criteria, an awardee could, in some cases, be considered to have received “excess parachute payments,” which may result in (i) a 20% federal excise tax (in addition to federal and employment income tax) to the awardee and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above. Additionally, Section 162(m) of the Code limits deductions by the Company and its subsidiaries for compensation in excess of $1,000,000 paid to certain covered employees. If an award is treated as “nonqualified deferred compensation” and the award does not comply with or is not exempt from Section 409A of the Code, Section 409A may impose additional taxes, interest and penalties on the participant. Awards to be made under the A&R 2021 Stock Incentive Plan are intended to either be exempt from or comply with Section 409A of the Code to avoid such additional taxes, interest and penalties. In no event shall the Company or its subsidiaries be liable to an awardee on account of an award’s failure to qualify for favorable United States or foreign tax treatment or avoid adverse tax treatment under United States or foreign law, including, without limitation, Section 409A.

Registration with the SEC

If the A&R 2021 Stock Incentive Plan is approved by our stockholders, we intend to file a registration statement on Form S-8 registering the 3,000,000 additional shares reserved for issuance under such Plan.

Vote Required for Approval

Approval of the adoption of the A&R 2021 Stock Incentive Plan requires the affirmative vote of a majority of the outstanding shares of stock present in person or by proxy and entitled to vote at the meeting.

EAST WEST BANCORP 2026 Proxy Statement    72

Approve Employee Stock Purchase Plan

Proposal 4: Approve Employee Stock Purchase Plan

PROPOSAL SNAPSHOT

What am I voting on?

Upon the recommendation of the Compensation Committee, the Board has approved the East West Bancorp, Inc. 2026 Employee Stock Purchase Plan (the “ESPP”), subject to the receipt of stockholder approval. If the ESPP is approved by stockholders, the Company will be authorized to offer eligible employees the ability to purchase shares of our common stock at a discount, subject to the terms and conditions of the ESPP, and no further offerings will be made under the Company’s 1998 Employee Stock Purchase Plan. A total of 1,000,000 shares of the Company’s common stock will be initially available for issuance under the ESPP.

Please refer to Appendix B for the entire proposed ESPP.

Voting recommendation:

FOR the approval of the ESPP.

Purpose of the ESPP

The ESPP is designed to allow eligible employees to acquire an ownership interest in the Company by purchasing our common stock with their accumulated payroll deductions. We believe that the ESPP will serve to benefit the Company by helping align the interests of our employees with those of the Company and providing an increased incentive for employees to contribute to our future success by virtue of their ability to participate in our growth and earnings as stockholders. We also believe that the ESPP will enhance our ability to attract and retain qualified employees who are critical to our success. As of December 31, 2025, approximately 2,793 employees are eligible to participate in the ESPP.

Material Terms of the ESPP

The material terms of the ESPP, as approved by the Board, are summarized below. This summary is qualified in its entirety by reference to the complete text of the ESPP, a copy of which is attached to this Proxy Statement as Appendix B. The ESPP is intended to qualify under Section 423 of the Internal Revenue Code of 1986 (the “Code”).

We are asking our stockholders to approve the ESPP as presented. If the terms of the ESPP are amended in the future to increase the initial number of shares approved for the ESPP or in a manner that would require stockholder approval under the rules of Nasdaq, other relevant listing authority or to qualify as an “employee stock purchase plan” under Section 423(b) of the Code, stockholders will be asked to approve such amendment.

Administration

The ESPP will be administered by our Compensation Committee. Subject to the terms and conditions of the ESPP, the Compensation Committee will have discretionary authority to administer and interpret the ESPP and to determine the terms and conditions of the offerings of our common stock to be made under the ESPP. The Compensation Committee is authorized to delegate its responsibilities under the ESPP. Any power of the Compensation Committee under the ESPP may also be exercised by the Board. If any Board action conflicts with action taken by the Compensation Committee with respect to the ESPP, the Board action controls. For the purposes of this summary, references to the “ESPP administrator” means the Compensation Committee or the Board. All decisions, determinations and interpretations by the ESPP administrator will be final and binding on all persons. Subject to the terms and conditions of the ESPP, the Company will hold each member of the Compensation Committee and the Board, and any other employee, officer or director to whom any duty or power was delegated under the ESPP, harmless against any cost, expense or liability arising out of any act or failure to act in connection with the ESPP, unless arising out of such person’s own fraud or willful bad faith.

EAST WEST BANCORP 2026 Proxy Statement    73

Approve Employee Stock Purchase Plan

Share Reserve

1,000,000 shares of our common stock may be issued under the ESPP, subject to adjustment for changes in capitalization or certain corporate events in accordance with the terms of the ESPP.

If the total number of shares which would otherwise be subject to options granted during an offering period exceeds the number of shares then available under the ESPP, the Company will make a pro rata allocation of the remaining shares, and participants will be notified of any reduction in the number of shares subject to the participant’s option.

Eligibility

Only employees who are employed by the Company or one of its designated subsidiaries on the first business day of the offering period are eligible to participate in such offering period under the ESPP. Generally, all employees of the Company or a designated subsidiary who have been (I) employed for more than five (5) months and (II) are customarily employed for more than five (5) months during a calendar year and for at least twenty (20) hours per week, may participate, except that the following persons are not considered employees for purposes of the ESPP: (i) employees who do not meet any other eligibility requirements that the ESPP administrator may choose to impose (within the limits permitted by Section 423 of the Code) and (ii) independent contractors or persons providing services through a staffing agency or other vendor.

Participation

Eligible employees may enroll in an offering period under the ESPP by completing a subscription agreement permitting the deduction from their eligible compensation of a whole percentage of their eligible compensation during an offering period, subject to a minimum of 1% and a maximum of 25%. A participant may not change the rate of his or her payroll deductions during the offering period. Eligible employees must submit a separate subscription agreement for each offering period that they wish to participate in.

All payroll deductions made by an employee will be credited to his or her account under the ESPP and applied to the purchase of shares on the exercise date of the offering period, which is the last trading day of the offering period. No interest will accrue on a participant’s contributions.

An employee will not be granted an option to purchase our common stock under the ESPP if (i) immediately after the grant, such employee would own (or be deemed to own through attribution) 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary, or (ii) such option would permit the employee’s right to purchase shares of our common stock to accrue at a rate exceeding $25,000 of fair market value of such stock (determined at the time the option is granted) under the ESPP or any other employee stock purchase plan of the Company and its subsidiaries during any calendar year.

Participation in the ESPP by participants located outside the United States may be subject to special terms and conditions, as determined by the ESPP administrator in accordance with the terms of the ESPP.

Offering Periods

Under the ESPP, participants are granted an option during an offering period to purchase shares of our common stock at a discount. The duration and timing of an offering period is determined by the ESPP administrator, subject to the requirements of Section 423 of the Code. Each offering period will generally consist of a six-month period commencing on or about April 1 and October 1 of each year.

The option price for an offering period is 90% of the closing trading price per share of our common stock on the exercise date of the offering period.

Unless a participant has withdrawn from participation in the ESPP or terminated employment before the exercise date of the offering period, the participant will be deemed to have exercised the participant’s option in full as of such exercise date. Upon exercise, the participant will purchase the number of whole shares that the participant’s accumulated payroll deductions will buy at the option price, subject to the participation limitations listed above. Any contributions remaining in a participant’s account after the exercise date will be returned to the participant.

EAST WEST BANCORP 2026 Proxy Statement    74

Approve Employee Stock Purchase Plan

Upon the participant’s withdrawal from participation in the ESPP or termination of employment before the exercise date of an offering period, the participant will receive a refund of the participant’s contributions credited to his or her account in cash without interest, and the participant’s option for such offering period will be terminated. A participant may withdraw from the offering period at any time prior to two business days before the exercise date of the offering period. If a participant withdraws from an offering period, the participant may not later re-enroll in the same offering period, but the participant may (if eligible) enroll in any later offering period under the ESPP.

Individual accounts will be maintained for each participant in the ESPP. Statements of account will be given to participants following the exercise date, which will indicate the amount of contributions, the option price, and the number of shares purchased and any remaining contributions, if any, for such participant.

Adjustments

In the event of any stock split, reverse stock split, stock dividend, combination or reclassification of our common stock, any other increase or decrease in the number of shares of our common stock effected without receipt of consideration by the Company, or any other similar event or transaction that affects the number or kind of shares of our common stock outstanding, the number of shares of our common stock covered by each option under the ESPP which has not yet been exercised and the number of shares of our common stock which has been authorized for issuance under the ESPP, as well as the price per share of our common stock covered by each option under the ESPP which has not yet been exercised, shall be proportionately adjusted.

In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, and any contributions accumulated for such offering period will be refunded to the participants as soon as practicable, unless otherwise provided by the ESPP administrator.

In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the ESPP will be assumed or an equivalent option will be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the ESPP administrator determines, in lieu of such assumption or substitution: (i) to shorten the offering period then in progress by setting a new exercise date or (ii) to terminate the offering period then in progress and refunding any contributions accumulated for such offering period to the participants as soon as practicable. If the ESPP administrator shortens the offering period then in progress, the ESPP administrator will notify each participant in writing that the exercise date for his or her option has been changed to the new exercise date, and that such option will be exercised automatically on such new exercise date, unless the participant has withdrawn from the offering period prior to such date.

Amendment and Termination

The Board may amend or terminate the ESPP at any time, subject to any required stockholder approval. No termination may affect options previously granted and no amendment may make any change to an option that adversely affects the rights of any participant.

Non-Transferability

A participant may not transfer any rights under the ESPP other than by will or the laws of descent and distribution or as otherwise permitted by the ESPP administrator. During a participant’s lifetime, options in the ESPP are exercisable only by such participant.

Stockholder Rights

A participant will have no interest or voting right in the shares covered by the participant’s option until such shares have been delivered.

Unfunded Status

The ESPP is unfunded. All contributions received by the Company under the ESPP may be used by the Company for any corporate purpose, and the Company is not obligated to segregate such contributions.

EAST WEST BANCORP 2026 Proxy Statement    75

Approve Employee Stock Purchase Plan

New Plan Benefits

Benefits under the ESPP will depend on participants’ elections to participate and the fair market value of our common stock at various future dates. As a result, it is not possible as of the date of this Proxy Statement to determine future benefits that will be received by executive officers and other employees. Each participant is limited to the $25,000 annual purchase restriction as well as the participant purchase restrictions for any offering period described above.

Material U.S. Federal Income Tax Consequences

The following is a summary of the material U.S. federal income tax consequences that may arise with respect to the participation in the ESPP by U.S. employees. Different consequences may apply for employees outside the United States. This summary deals with the general U.S. federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and U.S. federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

The ESPP, and the right of U.S. participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under the applicable Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the ESPP. This means that an eligible employee will not recognize taxable income on the date the employee is granted an option under the ESPP or upon the purchase of shares under the ESPP. Upon a sale or disposition of shares purchased under the ESPP, the participant generally will be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to disposing of them. If the shares are sold or disposed of more than two years from the date of grant and more than one year from the date of purchase, or if the participant dies while holding the shares: (i) the participant (or the participant’s estate) will recognize compensation taxable as ordinary income measured as the lesser of (A) the excess of the fair market value of the shares at the time of such sale or disposition (or death) over the purchase price or (B) an amount equal to the applicable discount from the fair market value of the shares as of the date of grant; and (ii) even if the participant (or the participant’s estate) recognizes ordinary income, we or our subsidiaries or affiliates generally will not be entitled to a U.S. federal income tax deduction. Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price.

If the shares are sold or otherwise disposed of before the expiration of the holding periods described above at a price that is more than the purchase price: (i) the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the participant purchased the shares under the ESPP over the purchase price; and (ii) the Company will generally be entitled to a tax deduction for compensation expense in the amount of ordinary income recognized by the participant. Any additional gain on such sale or disposition will be long-term or short-term capital gain, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them. If the shares are sold or otherwise disposed of before the expiration of the holding periods described above but are sold at a price that is less than the purchase price, the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date the participant purchased the shares under the ESPP over the purchase price (and the Company will generally be entitled to a corresponding deduction), but the participant generally will be able to report a capital loss equal to the difference between the sales price of the shares and the fair market value of the shares on the date the participant purchased them.

Registration with the SEC

If the ESPP is approved by our stockholders, we intend to file a registration statement on Form S-8 registering the shares reserved for issuance under the ESPP.

Vote Required for Approval

Approval of the adoption of the ESPP requires the affirmative vote of a majority of the outstanding shares of stock present in person or by proxy and entitled to vote at the meeting.

EAST WEST BANCORP 2026 Proxy Statement    76

Ratification of Auditors

Proposal 5: Ratification of Auditors

PROPOSAL SNAPSHOT

What am I voting on?

Stockholders are being asked to ratify the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, as a matter of good corporate governance, the Board submits its selection of the independent registered public accounting firm to our stockholders for ratification. If the stockholders should not ratify the appointment of KPMG LLP, the Audit Committee will reconsider the appointment.

Voting recommendation:

FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

KPMG LLP has been approved by the Audit Committee of the Company to be the independent registered public accounting firm of the Company for the 2026 year. The stockholders are being asked to ratify the selection of KPMG LLP. KPMG LLP has served as our independent registered public accounting firm since 2009. If the stockholders do not ratify such selection by the affirmative vote of a majority of the votes present and entitled to vote, the Audit Committee will reconsider its selection. Under applicable SEC regulations, the selection of the independent registered public accounting firm is solely the responsibility of the Audit Committee.

Representatives from the firm of KPMG LLP will be present at the Annual Meeting to respond to stockholders’ questions and will be given the opportunity to make a statement if they desire to do so.

Audit Fees, Audit Related Fees, Tax Fees and All Other Fees

The following is a description of the fees earned by KPMG LLP for services rendered to the Company for the years ended December 31, 2025 and December 31, 2024.

	2025	2024
Audit Fees[1]	$3,381,124	$3,319,602
Audit-Related Fees[2]	54,513	53,527
Tax Fees[3]	21,785	30,777
All Other Fees	-	-
Total Fees	$3,457,423	$3,403,906

1.	Audit fees relate to the integrated audit of the Company’s consolidated financial statements, internal control over financial reporting, the review of the Company’s interim consolidated financial statements, and other audits provided in connection with regulatory filings provided by KPMG LLP. Audit fees also include the statutory audit for East West Bank (China) Limited provided by KPMG China.
2.	Audit-related fees consist of fees for certain professional services provided by KPMG Hong Kong in connection with the review of regulatory filings for East West Bank’s Hong Kong branch.

3.	Tax fees include tax compliance fees for East West Bank (China) Limited provided by KPMG China, as well as tax consulting and advisory services provided by KPMG LLP and KPMG Tax Services Limited (Hong Kong).

EAST WEST BANCORP 2026 Proxy Statement    77

Ratification of Auditors

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Consistent with SEC rules regarding auditor independence, the Audit Committee is responsible for appointing, setting fees for and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility and in accordance with the Exchange Act, it is the policy of the Audit Committee to pre-approve all permissible services provided by our independent registered public accounting firm, except for minor audit-related engagements which in the aggregate do not exceed 5% of the total fees we pay to our independent registered public accounting firm during the year in which the services were provided. All of the services listed above for 2025 were approved by the Audit Committee prior to the service being rendered as described in the operating procedures below.

Each year, prior to engaging our independent registered public accounting firm, management submits to the Audit Committee for approval a list of services expected to be provided during that year within each of the three categories of services described below, as well as related estimated fees, which are generally based on time and materials. Audit services include audit work performed on the financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters and discussions surrounding the proper application of financial accounting and/or reporting standards.

Audit-related services include assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, statutory audits, employee benefit plan audits and special procedures required to meet certain regulatory requirements.

Tax services include compliance and other non-advisory services performed by the independent registered public accounting firm when it is most efficient and effective to use such firm as the tax service provider.

As appropriate, the Audit Committee then pre-approves the services and the related estimated fees. The Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the estimate periodically throughout the year by category of service. During the year, circumstances may arise when it becomes necessary to engage our independent registered public accounting firm for additional services not contemplated in the initial annual proposal. In those instances, the Audit Committee pre-approves the additional services and related fees before engaging our independent registered public accounting firm to provide the additional services.

Audit Committee Report

The Audit Committee operates pursuant to a written charter most recently adopted on October 31, 2024. The Company’s Audit Committee Charter is available through the Company’s website at www.eastwestbank.com/investors by clicking on Corporate Information — Committee Charting. The Audit Committee held nine meetings during the year ended December 31, 2025. All regularly scheduled meetings were attended by all members of the Audit Committee. The meetings of the Audit Committee are designed to facilitate and encourage communication among the Audit Committee, the Company, the Company’s internal audit and internal asset review functions and the Company’s independent registered public accounting firm.

The Audit Committee recognizes the importance of maintaining the independence of the Company’s independent registered public accounting firm, both in fact and appearance. Each year, the Audit Committee evaluates the qualifications, performance and independence of the Company’s independent registered public accounting firm and determines whether to re-engage the current independent registered public accounting firm. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the independent registered public accounting firm, and the independent registered public accounting firm’s capabilities, technical expertise and knowledge of the Company’s operations and industry.

Based on this evaluation, the Audit Committee has retained KPMG LLP as the Company’s independent registered public accounting firm for the year 2026. The members of the Audit Committee and the Board believe that, due to KPMG LLP’s knowledge of the Company and the industries in which the Company operates, including significant matters in audit, it is in the best interests of the Company and its stockholders to continue the retention of KPMG LLP to serve as the Company’s independent registered public accounting firm. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, the Audit Committee will continue to recommend that the Board ask the stockholders, at the Annual Meeting, to ratify the appointment of the independent registered public accounting firm.

EAST WEST BANCORP 2026 Proxy Statement    78

Ratification of Auditors

Management is responsible for the financial reporting process, the system of internal controls, including internal control over financial reporting, risk management and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. KPMG LLP, the Company’s independent registered public accounting firm, is responsible for the integrated audit of the consolidated financial statements and internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes and procedures. The members of the Audit Committee currently are not professionally engaged in the practice of accounting or auditing. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management regarding the effectiveness of internal control over financial reporting, that the financial statements have been prepared with integrity and objectivity and that such financial statements have been prepared in conformity with accounting principles generally accepted in the U.S. The Audit Committee also relies on the opinions of the Company’s independent registered public accounting firm of the consolidated financial statements and the effectiveness of internal control over financial reporting.

In performing its function, the Audit Committee has among other tasks:

›  Reviewed and discussed the audited financial statements and the quarterly financial reports of the Company as of the end of each quarter in and for the year ended December 31, 2025 with management and with KPMG;

›  Discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC, as well as other matters including the scope of the audit, the Company’s significant accounting policies, new accounting pronouncements and the critical audit matter addressed during the audit;

›  Met with KPMG with and without management to discuss the results of their examinations and their observations and recommendations regarding the quality and adequacy of the Company’s internal controls;

›  Received from KPMG written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed, with KPMG, their independence;

›  Reviewed and approved the amount of fees paid to KPMG for audit, audit-related and tax compliance and other services and concluded that the provision of services by them did not impair their independence; and

›  Provided oversight of Internal Audit and Internal Asset Review.

Based on the foregoing reviews and discussions, and subject to the limitations on the Audit Committee’s role and responsibilities described above and in the Audit Committee charter, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

THE AUDIT COMMITTEE Lester M. Sussman, Chairman Manuel P. Alvarez Molly Campbell Mark Hutchins Paul H. Irving

EAST WEST BANCORP 2026 Proxy Statement    79

Stock Ownership of Principal Stockholders, Directors, and Management

Stock Ownership of Principal Stockholders, Directors, and Management

The following table presents the beneficial ownership of the Company’s common stock as of March 30, 2026, by (i) each person or entity known to the Company to beneficially own more than 5% of the outstanding common stock (or have the right to acquire within 60 days), (ii) the directors, (iii) Named Executive Officers, and (iv) all directors and executive officers, as a group. Except as otherwise indicated, the address of each of the beneficial owners named in the table below is East West Bancorp at 135 N. Los Robles Avenue, 7th Floor, Pasadena, California 91101.

Name and Address of Beneficial Owner[1]	Common Stock Number of Shares Beneficially Owned	Percent of Class
BlackRock, Inc.[2] 50 Hudson Yards, New York, NY 10001	12,946,400	9.5%
Capital International Investors[3] 333 South Hope Street, 55th Fl., Los Angeles, CA 90071	9,877,670	7.2%
Invesco Ltd[4] 1331 Spring Street NW, Suite 2500, Atlanta, GA 30309	9,248,838	6.8%
FMR LLC[5] 245 Summer Street, Boston, MA 02210	8,542,939	6.2%
Directors and Named Executive Officers[6]
Manuel P. Alvarez	10,283	*
Peter Babej	621	*
Molly Campbell	5,756	*
Christopher J. Del Moral-Niles	0	*
Archana Deskus	15,031	*
Serge Dumont	7,844	*
Mark Hutchins	5,516	*
Paul H. Irving	42,406	*
Sabrina Kay	14,684	*
Douglas P. Krause	84,992	*
Jack C. Liu	13,553	*
Dominic Ng7	924,071	*
Irene H. Oh	99,701	*
Parker L. Shi	24,648	*
Lester M. Sussman	24,790	*
All Directors and Executive Officers, as a group (17 persons)	1,285,692	*

*Less than 1%.

1.	The Vanguard Group, Inc. (“Vanguard”) previously reported on Amendment No. 12 to its Schedule 13G filed on February 13, 2024 that it held shared voting power with respect to 63,819 shares, sole dispositive power with respect to 14,549,786 shares and shared dispositive power with respect to 213,768 shares of the Company’s common stock, collectively representing approximately 10.8% of the Company’s outstanding shares as of the record date, March 30, 2026. On March 26, 2026, Vanguard filed Amendment No. 13 to its Schedule 13G reporting that it went through an internal realignment on January 12, 2026 and that certain subsidiaries or business divisions of subsidiaries of Vanguard that formerly had, or were deemed to have, beneficial ownership with Vanguard will report beneficial ownership separately (on a disaggregated basis) from Vanguard. The filing also noted that Vanguard no longer has, or is deemed to have, beneficial ownership over securities beneficially owned by such subsidiaries and/or business divisions and accordingly, we have removed Vanguard from this table. However, such entities may subsequently report that they beneficially own more than 5% of the Company’s outstanding common stock.

2.	Represents shares of the Company’s common stock beneficially owned as of December 31, 2024, based on Amendment No. 15 to the Schedule 13G filed by BlackRock, Inc. on January 24, 2024. According to such filing, BlackRock, Inc. has sole voting power with respect to 12,511,669 shares and sole dispositive power with respect to 12,946,400 shares of the Company’s common stock.

3.	Represents shares of the Company’s common stock beneficially owned as of September 30, 2024, based on Amendment No. 4 to the Schedule 13G filed by Capital International Investors on November 13, 2024. According to such filing, Capital International Investors has sole voting power with respect to 9,877,670 shares and sole dispositive power with respect to 9,877,670 shares of the Company’s common stock.

4.	Represents shares of the Company’s common stock beneficially owned as of December 31, 2025, based on Amendment No. 2 to the Schedule 13G filed by Invesco Ltd. on February 12, 2026. According to such filing, Invesco Ltd. has sole voting power with respect to 9,160,694 shares and sole dispositive power with respect to 9,248,838 shares of the Company’s common stock.

5.	Represents shares of the Company’s common stock beneficially owned as of December 31, 2024, based on the Schedule 13G filed by FMR LLC on February 9, 2024. According to such filing, FMR LLC has sole voting power with respect to 8,533,926 shares and sole dispositive power with respect to 8,542,939 shares of the Company’s common stock.

6.	Excludes time-based and performance-based restricted stock units (RSUs) that were not vested as of March 30, 2026. There were no time-based or performance-based RSUs that are expected to vest within 60 days from March 30, 2026.

7.	91,146 of these shares are held in four trusts, for the benefit of family members, for which Mr. Ng has voting and investment power. This amount also includes 57,219 shares held in a trust for which Mr. Ng’s spouse serves as trustee and with respect to which Mr. Ng disclaims beneficial ownership.

EAST WEST BANCORP 2026 Proxy Statement    80

Questions and Answers About the Annual Meeting and Voting

Questions and Answers About the Annual Meeting and Voting

The information provided in the “question and answer” format below is for your convenience only and does not contain all of the information you should consider before voting. You should read this entire Proxy Statement carefully before voting.

Important notice regarding availability of proxy materials for the Annual Meeting to be held on May 18, 2026
Pursuant to the SEC rules related to the availability of proxy materials, the Company has made its Proxy Statement and Annual Report on Form 10-K available at www.envisionreports.com/EWBC.

When is the virtual Annual Meeting and what are the procedures for attending and participating virtually at the Annual Meeting?

DATE AND TIME Monday, May 18, 2026, at 2:00 p.m., Pacific Time	RECORD DATE March 30, 2026	PLACE Virtual Annual Meeting Link: meetnow.global/MLUSZFD

We are holding the Annal Meeting in a virtual-only meeting format.

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually. Please follow the instructions on the notice or proxy card that you received. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting. To register to attend the Annual Meeting, you must submit proof of your proxy power (legal proxy) reflecting your East West Bancorp, Inc. holdings along with your name and email address to Computershare at legalproxy@computershare.com or by mail to P.O. Box 43001, Providence, RI 02940-3001. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 13, 2026.

If you choose to vote during the virtual Annual Meeting, you will need the 15-digit control number appearing on the Notice of Internet Availability or proxy card distributed to you.

If you want to vote shares that you hold in street name during the virtual Annual Meeting, a control number must be obtained in advance to vote during the meeting or to submit questions during the meeting. To obtain a control number, beneficial stockholders must submit proof of their legal proxy issued by their broker, bank, or other nominee that holds their shares by sending a copy of the legal proxy, along with their name and email address, to Computershare via email at legalproxy@ computershare.com or by mail to P.O. Box 43001, Providence, RI 02940-3001.

Requests for a control number must be labeled as “Legal Proxy” and be received by Computershare no later than 5:00 p.m., Eastern Time, on May 13, 2026.

The Annual Meeting will include a question and answer session. Questions may be submitted during the Annual Meeting through the virtual meeting website, meetnow.global/MLUSZFD. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition and allow time for additional topics.

We encourage stockholders to log in to the virtual meeting website and access the webcast early, beginning approximately 15 minutes before the Annual Meeting’s 2:00 p.m. (Pacific Time) start time.

If you experience technical difficulties, please contact the technical support telephone number posted on meetnow.global/MLUSZFD.

Whether or not you choose to participate in the Annual Meeting, it is important that your shares be part of the voting process. In addition, even if you plan to attend the Annual Meeting, we encourage you to return your proxy card or provide your bank, broker or other institution with voting instructions, before the Annual Meeting in order to ensure that your shares are represented.

EAST WEST BANCORP 2026 Proxy Statement    81

Questions and Answers About the Annual Meeting and Voting

What matters am I voting on?

YOU WILL BE VOTING ON:

›	The election of 11 directors to hold office until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified;

›	A non-binding advisory vote to approve the compensation paid to our Named Executive Officers for 2025, as described in this Proxy Statement;

›	A proposal to approve the amendment and restatement of the East West Bancorp, Inc. 2021 Stock Incentive Plan;

›	A proposal to approve the adoption of the East West Bancorp, Inc. Employee Stock Purchase Plan;

›	A proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026; and

›	Any other business that may properly come before the Annual Meeting.

How does the Board recommend I vote on these proposals?

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE:

›	FOR the election of the 11 nominees as directors;

›	FOR the approval, on a non-binding, advisory basis, of the compensation paid to our Named Executive Officers for 2025;

›	FOR the approval of the amendment and restatement of the East West Bancorp, Inc. 2021 Stock Incentive Plan;

›	FOR the approval of the adoption of the East West Bancorp, Inc. Employee Stock Purchase Plan; and

›	FOR the ratification of the appointment of KPMG LLP to serve as our independent registered public accounting firm for the year ending December 31, 2026.

Our Board does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Who is entitled to vote?

Holders of our common stock as of the close of business on the Record Date may vote at the Annual Meeting. As of the Record Date, we had 136,978,732 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of common stock held on the Record Date. We do not have cumulative voting rights for the election of directors.

›	Stockholders of Record. If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and this Proxy Statement was provided to you directly by us. As the stockholder of record, you have the right to delegate your voting directly to the individuals listed on the proxy card or to vote in person at the virtual Annual Meeting.

›	Beneficial Owner: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, or a street name stockholder, and this Proxy Statement was forwarded to you by your broker, bank or other nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, because beneficial owners are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s, bank’s or other nominee’s procedures for obtaining a legal proxy giving you the right to vote your shares at the Annual Meeting.

EAST WEST BANCORP 2026 Proxy Statement    82

Questions and Answers About the Annual Meeting and Voting

How do I vote?

If you are a stockholder of record, you may:

›	Instruct the proxy holder or holders on how to vote your shares by using the internet voting site at www.envisionreports.com/EWBC or the toll-free telephone number 1-800-652-VOTE (8683), 24-hours a day, seven days a week, until 2:00 p.m. Pacific Time on May 18, 2026 (have your proxy card in hand when you visit the website or call);

›	Instruct the proxy holder or holders on how to vote your shares by completing and mailing your proxy card to the address indicated on your proxy card (if you received printed proxy materials), which must be received by the time of the Annual Meeting; or

›	Vote by ballot at the virtual Annual Meeting.

If you are a street name stockholder, you will receive instructions from your broker, bank or other nominee. The instructions from your broker, bank or other nominee will indicate the various methods by which you may vote, including whether internet or telephone voting is available.

›	Brokerage firms and other intermediaries holding shares in street name for their customers are generally required to vote those shares in the manner directed by their customers. A “Broker Non-Vote” occurs when the entity holding shares in street name has not received voting instructions from the beneficial owner and either chooses not to vote those shares on a routine matter at the stockholders meeting or is not permitted to vote those shares on a non-routine matter.

›	The only “routine” matter to be decided at the Annual Meeting is the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026 (Proposal 5).

›	Absent timely direction from you, your broker will not have discretion to vote on the other matters submitted for a vote at the Annual Meeting, which are the election of directors, the non-binding advisory votes to approve our executive compensation for 2025, the proposal to approve the amendment and restatement of the East West Bancorp, Inc. 2021 Stock Incentive Plan, and the proposal to approve the adoption of the East West Bancorp, Inc. Employee Stock Purchase Plan, as they are “non-routine” matters.

›	A “Broker Non-Vote” does not have an effect on the outcome of any proposal. It is important, therefore, that you provide instructions to your broker, bank, trust company or other nominee so that your vote with respect to the proposals is counted.

Can I change or revoke my vote?

Yes. Subject to any rules that your broker, bank or other nominee may have, you can change your vote or revoke your proxy before the Annual Meeting.

If you are stockholder of record, you may change your vote by:

›	Entering a new vote via internet or telephone by 2:00 p.m. Pacific Time on May 18, 2026;

›	Returning a later-dated proxy card which must be received by the time of the Annual Meeting; or

›	Completing a ballot in person via webcast at the virtual Annual Meeting.

If you are a stockholder of record, you may revoke your proxy by any of the methods above or by providing our Corporate Secretary with a written notice of revocation prior to your shares being voted at the Annual Meeting. The written notice of revocation may be hand delivered to the Company’s Corporate Secretary or mailed to and received by East West Bancorp at 135 N. Los Robles Avenue, 7th Floor, Pasadena, California 91101, Attention: Corporate Secretary.

If you are a street name stockholder, you may change your vote by:

›	Submitting new voting instructions to your broker, bank or other nominee pursuant to instructions provided by your broker, bank or other nominee; or

›	Completing a ballot at the virtual Annual Meeting, provided you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

If you are a street name stockholder, you must contact your broker, bank or other nominee that holds your shares to find out how to revoke your proxy.

EAST WEST BANCORP 2026 Proxy Statement    83

Questions and Answers About the Annual Meeting and Voting

What is the effect of giving a proxy?

The persons named in the proxy cards have been designated as proxy holders. When proxy cards are properly dated, executed and returned, the shares represented by those proxy cards will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of the Board as described above. If any matter not described in this Proxy Statement is properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have properly revoked your proxy.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our Bylaws and Delaware law. The presence, in person or by proxy, of a majority of all issued and outstanding shares of common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting.

Abstentions and Broker Non-Votes will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum. At our Annual Meeting, Proposal 5 is considered a routine matter, and nominees have discretionary authority to vote shares that are beneficially owned on this proposal without receiving instructions from beneficial owners. Accordingly, we do not expect there to be any broker non-votes for Proposal 5 and any shares that are represented by broker non-votes on other matters will be considered present for purposes of establishing a quorum.

Assuming the presence of a quorum, how many votes are needed for approval of each proposal?

Proposal	Vote Required	Effect of an Abstention or a Broker Non-Vote
Proposal 1 — Election of Directors

Each director nominee must be elected by a vote of the majority of the votes cast, which means that the number of votes cast “FOR” a nominee’s election exceeds the number of votes cast “AGAINST” that nominee.

Abstentions and Broker Non-Votes will have no effect on this Proposal.
Proposal 2 — Advisory Vote to Approve Executive Compensation

Proposal 3 – Approve the Amendment and Restatement of the East West Bancorp, Inc. 2021 Stock Incentive Plan

Proposal 4 – Approve the Adoption of the East West Bancorp, Inc. Employee Stock Purchase Plan

Each of Proposal 2, 3, 4, and 5 is approved if votes cast “FOR” each proposal exceed the number of votes cast “AGAINST” each proposal.

Abstentions and broker non-votes will have no effect on Proposals 2, 3, and 4, and abstentions will have no effect on Proposal 5. We do not expect to receive any broker non-votes on Proposal 5, but to the extent we do, they will have no effect on such proposal.

Proposal 5 — Ratification of Auditors

EAST WEST BANCORP 2026 Proxy Statement    84

Questions and Answers About the Annual Meeting and Voting

What happens if a director nominee does not receive a majority vote?

In an uncontested election, any director nominee who receives a greater number of “AGAINST” votes than votes “FOR” the nominee’s election shall immediately tender to the Board his or her offer to resign from the Board. The Board, after taking into consideration the recommendation of the Nominating/Corporate Governance Committee, will determine whether or not to accept the resignation of any nominee for director who receives a greater number of “AGAINST” votes than votes “FOR” the nominee’s election. In the event of a contested election, the director nominees who receive the largest number of votes cast “FOR” their election will be elected as directors.

How are proxies solicited for the Annual Meeting?

Who pays for the solicitation?

Proxies are solicited by and on behalf of the Board. All expenses associated with this solicitation will be borne by us. Although there is no formal agreement to do so, we may reimburse brokers, banks and other nominees for their reasonable expense in forwarding these proxy materials to their principals. Proxies will be solicited principally through the mail, however, our directors, officers and employees may also solicit proxies personally, by telephone or via the internet. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We have retained Georgeson LLC to assist in the distribution and solicitation of proxies. Georgeson LLC may solicit proxies by personal interview, telephone, fax, mail and email. We expect that the fee for these services will not exceed $17,500, plus reimbursement of customary out-of-pocket expenses.

I share an address with another stockholder, and we received multiple copies of the proxy materials. How can we obtain a single copy of the proxy materials?

Stockholders who share an address and receive multiple copies of our proxy materials can request to receive a single copy in the future. To receive a single copy of the proxy materials, stockholders may contact us at:

EAST WEST BANCORP, INC. Attention: Investor Relations 135 N. Los Robles Avenue, 7th Floor Pasadena, California 91101 (626) 768-6000

Stockholders who hold shares in street name may contact their broker, bank, or other nominee to request information about “householding” (providing one copy of this Proxy Statement for all stockholders residing at one address).

In some cases, stockholders who hold their shares in street name and who share the same surname and address may receive only one copy of the proxy materials. If you would like to have a separate copy of the proxy materials mailed to you or receive separate copies of future mailings, please submit your request to your broker, bank or other nominee. We will deliver such additional copies promptly upon receipt of such request.

Where can I find the voting results of the Annual Meeting?

We will disclose voting results on a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to include them in the Form 8-K, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K after final results become available.

EAST WEST BANCORP 2026 Proxy Statement    85

Other Information

Other Information

PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be included in the proxy materials for the 2027 annual meeting of stockholders must be received by the Secretary of East West Bancorp, Inc. at 135 N. Los Robles Avenue, 7th Floor, Pasadena, California 91101 by December 9, 2026 (120 calendar days prior to the anniversary of this year’s April 8, 2026 mailing date).

Under Rule 14a-8 adopted by the SEC under the Exchange Act, proposals of stockholders must conform to certain requirements as to form and may be omitted from this Proxy Statement and proxy under certain circumstances. To avoid unnecessary expenditure of time and money by stockholders and by the Company, stockholders are urged to review this rule and, if questions arise, to consult legal counsel prior to submitting a proposal.

In addition, the Company’s Bylaws provide that for stockholder proposals and director nominations (other than under our proxy access bylaw) to be brought properly before an annual meeting by a stockholder, the notice must be made in writing, contain the information required by our Bylaws regarding the stockholder and the director nominee and be delivered to the Secretary of the Company at the Company’s principal executive office. Notice must be delivered to or mailed and received at the Company’s principal executive office not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting. If the meeting will be held more than 30 days before or 60 days after the anniversary date of the prior year’s annual meeting, notice must be delivered to or mailed and received at the Company’s principal executive office not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of the 90th day prior to the annual meeting and the close of business on the 10th day following the date of the initial public announcement of the date of such meeting.

Accordingly, a stockholder proposal or director nomination (other than under our proxy access bylaw) for our 2027 annual meeting of stockholders must be submitted no earlier than January 18, 2027 and no later than February 17, 2027.

For director nominations using our proxy access bylaw, the notice must be made in writing and must be delivered to the Secretary of the Company at the principal executive office of the Company not less than 120 calendar days or more than 150 calendar days prior to the anniversary of the mailing date of the prior year’s proxy statement regarding the nomination, the nominee and the person making the nomination, including proof of the required number of shares held by the stockholder or group. Accordingly, a proxy access nomination for our 2027 annual meeting of stockholders must be submitted no earlier than November 9, 2026 and no later than December 9, 2026.

The Company’s Bylaws require the stockholder notice to set forth certain information as to the matter the stockholder proposes to bring before the annual meeting.

2025 ANNUAL REPORT

Our 2025 Annual Report and this Proxy Statement are posted on our website at www.eastwestbank.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report on Form 10-K and any exhibits thereto without charge by sending a written request to Investor Relations, East West Bancorp, Inc., 135 N. Los Robles Avenue, 7th Floor, Pasadena, California 91101. The 2025 Annual Report, including our Annual Report on Form 10-K, will be mailed or made available to all stockholders. The Annual Report, including our 2025 Annual Report on Form 10-K includes financial statements required to be filed with the SEC pursuant to the Exchange Act for the year ended December 31, 2025, and the report thereon of KPMG LLP, our independent registered public accounting firm.

EAST WEST BANCORP 2026 Proxy Statement    86

Appendix A

APPENDIX A

EAST WEST BANCORP, INC. 2021 STOCK INCENTIVE PLAN

(As Amended and Restated through May 18, 2026)

Section 1. PURPOSE OF PLAN

This East West Bancorp, Inc. 2021 Stock Incentive Plan (the “Plan”), which was established under the name 2016 Stock Incentive Plan and amended, restated and renamed in 2021, is hereby amended and restated as set forth herein, effective upon and subject to the approval of the stockholders of East West Bancorp, Inc., a Delaware corporation (the “Company”). The purpose of this Plan is to enable the Company and its subsidiaries to attract, retain and motivate their employees, consultants and other service providers by providing for or increasing the proprietary interests of such employees, consultants and other service providers in the Company, and to enable the Company and its subsidiaries to attract, retain and motivate nonemployee directors and further align their interests with those of the stockholders of the Company by providing for or increasing the proprietary interest of such directors in the Company.

Section 2. PERSONS ELIGIBLE UNDER PLAN

Each of the following persons (each, a “Participant”) shall be eligible to be considered for the grant of Awards (as hereinafter defined) hereunder: (1) any employee of the Company or any of its subsidiaries, including any director who is also such an employee, (2) any director of the Company or any of its subsidiaries who is not also an employee of the Company or any of its subsidiaries (a “Non-employee Director”) and (3) any consultant or other service provider of the Company or any of its subsidiaries.

Section 3. AWARDS

a.	The Committee (as hereinafter defined), on behalf of the Company, is authorized under this Plan to enter into any type of arrangement with a Participant that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of (i) shares of common stock of the Company (“Common Shares”) or (ii) a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as such rule may be amended from time to time) with an exercise or conversion privilege at a price related to the Common Shares or with a value derived from the value of the Common Shares.

b.	The following types of Awards may be granted under the Plan: sales or bonuses of stock, restricted stock, restricted stock units, stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative; provided that Non-Qualified Stock Options may not be granted in tandem with Incentive Stock Options, as such terms are hereinafter defined. Dividend equivalents may not be issued in connection with stock options or stock appreciation rights. For other types of Awards, dividends or dividend equivalents may be accumulated on Awards granted but may not be paid or settled until the underlying Awards have been earned or vested.

c.	Awards may be issued, and Common Shares may be issued pursuant to an Award, for any lawful consideration as determined by the Committee, including, without limitation, services rendered by the recipient of such Award.

d.	In the discretion of the Committee, Common Shares or other types of Awards authorized under the Plan may be used in connection with, or to satisfy obligations of the Company or an affiliate to eligible employees, consultants, other service providers and Non-employee Directors under, other compensation or incentive plans, programs or arrangements of the Company or an affiliate. The restriction period (minimum vesting period) applicable to Awards granted shall not be less than one year, provided that such minimum vesting period will not apply to (A) Awards granted to Non-employee Directors or (B) Awards with respect to up to five percent (5%) of the maximum aggregate number of Common Shares which may be granted pursuant to the Plan. The minimum vesting provisions contained

EAST WEST BANCORP 2026 Proxy Statement    87

Appendix A

within the Plan may be satisfied by reference to the vesting or performance period of any such other compensation or incentive plan, program or arrangement the obligations of which are satisfied through the use of Awards under the Plan.

e.	Subject to the provisions of this Plan, the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted under this Plan, which terms and conditions may include, among other things:

i.	a provision permitting the recipient of such Award, including any recipient who is a director or officer of the Company, to pay the purchase price of the Common Shares or other property issuable pursuant to such Award, in whole or in part, by any one or more of the following:

a.	the delivery of cash, including cash forwarded through a broker or other agent sponsored exercise or financing program;

b.	the delivery of other property deemed acceptable by the Committee; or

c.	the delivery of previously owned shares of capital stock of the Company or the net withholding of Common Shares issuable pursuant to the Award.

ii.	a provision required in order for such Award to qualify as an incentive stock option (an “Incentive Stock Option”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); provided, however, that no Incentive Stock Options may be granted to any non-employee or any Non-employee Director.

f.	For the purposes of the Plan, “Change of Control” shall mean the first to occur of the following events:

I.	any date upon which the directors of the Company who were last nominated by the Board of Directors (the “Board”) for election as directors cease to constitute a majority of the directors of the Company, excluding any directors who were nominated by those that became directors as a result of a contested director election (proxy contest);

II.	the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Exchange Act of such person or entity), shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing over 50% of the voting power of the Company (an “over 50% Stockholder”); provided, however, that the terms “person” and “entity,” as used in this clause (II), shall not include (1) the Company or any of its subsidiaries, (2) any employee benefit plan of the Company or any of its subsidiaries, (3) any entity holding voting securities of the Company for or pursuant to the terms of any such plan or (4) any person or entity who was an over 50% Stockholder on the date of adoption of the Plan by the Board; or

III.	a reorganization, merger or consolidation of the Company (other than a reorganization, merger or consolidation the purpose of which is (A) to change the Company’s domicile solely within the United States or (B) the formation of a holding company in which the shareholders of the holding company after its formation are substantially the same as for the Company prior to the holding company formation), the consummation of which results in the outstanding securities of any class then subject to Awards being exchanged for or converted into cash, property or a different kind of securities.

Notwithstanding the foregoing, to the extent necessary to avoid adverse tax consequences under Section 409A of the Code, a transaction will not be deemed a Change of Control unless the transaction qualifies as a “change in control event” within the meaning of Section 409A of the Code.

EAST WEST BANCORP 2026 Proxy Statement    88

Appendix A

g.	The Committee will have the authority to accelerate the vesting of any Award previously granted under this Plan in the case of the Participant’s death or disability.

h.	Notwithstanding anything to the contrary contained in this Section 3, neither an Award nor any interest therein may be sold, assigned, transferred, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

i.	All certificates evidencing Awards or Common Shares issued pursuant thereto shall bear any legend determined by the Board or the Committee to be necessary or appropriate.

j.	The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained in the Plan shall give any such Participant any rights that are greater than those of a general creditor of the Company.

k.	No fractional Common Shares shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Common Shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

l.	Awards shall be subject to the terms and conditions of any agreement governing, or terms and conditions applicable to, the Award, including any written policy of the Company (collectively, the “Award Terms”).

3.1	Stock Options

A stock option is a right to purchase a specified number of Common Shares at a specified price during such specified time as the Committee shall determine.

a.	Stock options granted may be either Incentive Stock Options or of a type that does not comply with such Code requirements (“Non-Qualified Stock Options”). Any stock option that fails to qualify as an Incentive Stock Option shall be a Non-Qualified Stock Option. The requirements imposed by the Code and the regulations thereunder for qualification as an Incentive Stock Option, whether or not specified in this Plan, shall be deemed incorporated within the Award Terms pertaining to an Incentive Stock Option.

b.	The exercise price per Common Share of any stock option shall be no less than the Fair Market Value per Share subject to the stock option on the date the stock option is granted, except that in the case of an Incentive Stock Option granted to an employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary (a “Ten Percent Employee”), the exercise price per Common Share shall not be less than one hundred ten percent (110%) of such Fair Market Value per Common Share on the date the Incentive Stock Option is granted.

“Fair Market Value” means, as of any date of determination, the closing price per share of the Common Shares on the date of determination (or the most recent trading date preceding the date of determination if the date of determination is not a trading date), unless otherwise determined by the Committee.

c.	The term of any stock option shall not be greater than ten years from its date of grant, except that in the case of an Incentive Stock Option granted to a Ten Percent Employee, such term shall not be greater than five years from the date of grant.

d.	A stock option may be exercised, in whole or in part, by giving written notice of exercise to the Company, specifying the number of Common Shares to be purchased, and delivering payment for the applicable option exercise price to the Company in a manner permitted by the Plan.

e.	The stock option may be subject to performance conditions and other terms as the Committee may determine from time to time, consistent with the Plan.

EAST WEST BANCORP 2026 Proxy Statement    89

Appendix A

f.	Notwithstanding any other provision contained in the Plan or in any Award Terms, but subject to the possible exercise of the Committee’s discretion contemplated in the last sentence of this Section 3.1(f), the aggregate Fair Market Value on the date of grant, of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000, or such other or successor limit imposed by the Code. Except as otherwise set forth in any Award Terms, if the date on which one or more of such Incentive Stock Options could first be exercised would be accelerated pursuant to any provision of the Plan or any Award Terms, and the acceleration of such exercise date would result in a violation of the restriction set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise dates of such Incentive Stock Options shall be accelerated only to the date or dates, if any, that do not result in a violation of such restriction and, in such event, the exercise dates of the Incentive Stock Options with the lowest option prices shall be accelerated to the earliest such dates. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more Incentive Stock Options even if such acceleration would violate the $100,000 restriction set forth in the first sentence of this paragraph and even if such Incentive Stock Options are thereby converted in whole or in part to Non-Qualified Stock Options.

g.	Unless otherwise provided in the Award Terms, if the recipient of a stock option ceases to be an employee, consultant, other service provider or Non-employee Director of the Company and its subsidiaries for any reason, any outstanding stock options held by the optionee shall be exercisable according to the following provisions and shall otherwise terminate:

i.	If an optionee ceases to be an employee, consultant, other service provider or Non-employee Director for any reason other than resignation without the consent of the Company (or the Board, in the case of a Non-employee Director), termination for cause, disability or death, any then outstanding stock option held by such optionee which is exercisable by the optionee immediately prior to termination shall be exercisable by the optionee at any time prior to the expiration date of such stock option or within three months after the date the optionee terminates service, whichever is the shorter period;

ii.	If the optionee is terminated from employment or removed from the Board for cause, any outstanding stock option held by the optionee, whether or not exercisable immediately prior to termination, shall terminate as of the date of termination or removal;

iii.	If an optionee resigns without the consent of the Company (or the Board in the case of a Non-employee Director), any then outstanding stock option held by such optionee which is exercisable by the optionee immediately prior to termination shall be exercisable by the optionee at any time prior to the expiration date of such stock option or within thirty days after the date the optionee terminates service, whichever is the shorter period;

iv.	Following the death of an optionee during employment or service with the Company or a subsidiary or termination by reason of disability, any outstanding stock option held by the optionee at the time of death or termination of service (whether or not exercisable by the optionee immediately prior to death or termination of service) shall be exercisable by the optionee or, in the case of death, the person to which the option transfers by will or the laws of descent and distribution or the optionee’s legal representative, as applicable, at any time prior to the expiration date of such stock option or within one year after the date of death or termination of service, whichever is the shorter period; and

v.	Following the death of an optionee after ceasing to be an employee, consultant, other service provider or Non-employee Director and during a period when a stock option is exercisable, any outstanding stock option held by the optionee at the time of death shall be exercisable by the person to which the option transfers by will or the laws of descent and distribution or the optionee’s legal representative, as applicable (but only to the extent the stock option was exercisable by the optionee immediately prior to the death of the optionee) within one year after the date of death, but not later than the expiration date of such stock option.

EAST WEST BANCORP 2026 Proxy Statement    90

Appendix A

h.	In accordance with Section 422 of the Code, to the extent any Incentive Stock Option is exercised later than three (3) months (or twelve (12) months in the case of the Employee’s permanent and total disability within the meaning of Section 22(e)(3) of the Code) after the Employee ceases to be employed by the Company or any of its subsidiaries, except in the case of death, it will be a Non-Qualified Stock Option.

i.	Except as provided in Section 6, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding stock options or stock appreciation rights or cancel or replace outstanding stock options or stock appreciation rights in exchange for cash, other Awards or stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights without stockholder approval.

3.2	Stock Appreciation Rights

A stock appreciation right is a right to receive, upon exercise of the right, an amount payable in cash and/or Common Shares under such terms and conditions as the Committee shall determine.

a.	A stock appreciation right may be granted in tandem with part or all of (or in addition to, or completely independent of) a stock option or any other Award under this Plan. A stock appreciation right issued in tandem with a stock option may only be granted at the time of grant of the related stock option.

b.	The amount payable in cash and/or Common Shares with respect to each right shall be equal in value to a percentage (including up to a maximum of 100%) of the amount by which the Fair Market Value per Common Share on the exercise date exceeds the Fair Market Value per Common Share on the date of grant of the stock appreciation right. The applicable percentage shall be established by the Committee. The exercise price for a stock appreciation right shall be no less than the Fair Market Value per Common Share subject to the stock appreciation right on the date the stock appreciation right is granted. The Award Terms may state whether the amount payable is to be paid wholly in cash, wholly in Common Shares or partly in each; if the Award Terms do not so state the manner of payment, the Committee shall determine such manner of payment at the time of payment. The amount payable in Common Shares, if any, is determined with reference to the Fair Market Value per Common Share on the date of exercise. The term of a stock appreciation right shall not be greater than ten years from its date of grant.

c.	Stock appreciation rights issued in tandem with stock options shall be exercisable only to the extent that the stock options to which they relate are exercisable. Upon exercise of the tandem stock appreciation right, and to the extent of such exercise, the Participant’s underlying stock option shall automatically terminate. Similarly, upon the exercise of the tandem stock option, and to the extent of such exercise, the Participant’s related stock appreciation right shall automatically terminate.

d.	Notwithstanding any other provision of this Plan to the contrary, with respect to a stock appreciation right granted in connection with an Incentive Stock Option: (i) the stock appreciation right will expire no later than the expiration of the underlying Incentive Stock Option; (ii) the value of the payout with respect to the stock appreciation right may be for no more than one hundred percent (100%) of the difference between the exercise price of the underlying Incentive Stock Option and the Fair Market Value of the Common Shares subject to the underlying Incentive Stock Option at the time the stock appreciation right is exercised; and (iii) the stock appreciation right may be exercised only when the Fair Market Value of the Common Shares subject to the Incentive Stock Option exceeds the per Common Share exercise price of the Incentive Stock Option.

e.	Unless otherwise provided in the Award Terms, the post termination provisions of Section 3.1(g) shall also apply to stock appreciation rights.

3.3	Restricted Stock

a.	Restricted stock is stock that is issued to a Participant and is subject to such terms, conditions and restrictions as the Committee deems appropriate, which may include, but are not limited to, restrictions upon the sale, assignment,

EAST WEST BANCORP 2026 Proxy Statement    91

Appendix A

transfer or other disposition of the restricted stock and the requirement of forfeiture of the restricted stock upon termination of service under certain specified conditions and/or the failure to achieve performance conditions. The Committee may provide for the lapse of any such term or condition or waive any term or condition based on such factors or criteria as the Committee may determine; provided, however, except in the case of death, disability or involuntary termination other than for cause, the Committee will not accelerate the vesting of, or waive the restrictions with respect to, restricted stock. Subject to the restrictions stated in this Section 3.3 and in the applicable Award Terms, the Participant shall have, with respect to Awards of restricted stock, all of the rights of a stockholder of the Company, including the right to vote the restricted stock and the right to receive any cash dividends on such Common Shares. Unless otherwise determined by the Committee, dividends or other distributions on restricted stock which are paid in Common Shares or other securities or property shall be held subject to the same terms, conditions and restrictions as the restricted stock on which they are paid.

b.	Unless otherwise provided in the Award Terms, if the recipient of restricted stock ceases to be an employee, consultant, other service provider or Non-employee Director of the Company and its subsidiaries for any reason, any outstanding shares of restricted stock held by the awardee shall vest or be forfeited according to the following provisions:

i.	If an awardee ceases to be an employee, consultant, other service provider or Non-employee Director by reason of death, disability or retirement (as defined in the Award Terms), any shares of restricted stock held by the awardee at the time of termination of service shall immediately vest;

ii.	If an awardee ceases to be an employee, consultant, other service provider or Non-employee Director for any reason other than death, disability or retirement (as defined in Award Terms), any shares of restricted stock held by the awardee at the time of termination of service shall be immediately forfeited.

3.4	Performance Awards

a.	Performance awards may be granted under this Plan from time to time based on such terms and conditions as the Committee deems appropriate; provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. Performance awards are Awards the payment or vesting of which is contingent upon the achievement of specified levels of performance under performance criteria specified by the Committee, during a specified performance period by the Company, a subsidiary or subsidiaries, any branch, department, business unit or other portion thereof or the Participant individually, and/or upon a comparison of such performance with the performance of a peer group of corporations, prior performance periods or other measure selected or defined by the Committee at the time the performance award is granted. Performance awards may be in the form of performance units, performance shares, performance-based options pursuant to Section 3.1 and such other forms of performance awards as the Committee shall determine. The performance period applicable to performance awards shall be no less than one year, except as the Committee may determine in the case of earlier termination due to death, disability, retirement or Change of Control.

b.	Following completion of the applicable performance period, and prior to any payment of a performance award to the Participant, the Committee shall determine in accordance with the terms of the performance award and shall certify in writing whether the applicable performance goal or goals were achieved, or the level of such achievement, and the amount, if any, earned by the Participant based upon such performance, subject to any negative discretion retained by the Committee. For this purpose, approved minutes of the meeting of the Committee at which certification is made shall be sufficient to satisfy the requirement of a written certification. Performance awards are not intended to provide for the deferral of compensation, such that, unless a deferral election or arrangement is otherwise offered or as otherwise determined by the Committee, in each case, consistent with Section 409A of the Code, payment of performance awards shall be paid within two and one-half months following the end of the calendar year in which vesting occurs or such other time period if and to the extent as may be required to avoid characterization of such Awards as deferred compensation.

EAST WEST BANCORP 2026 Proxy Statement    92

Appendix A

c.	Unless otherwise provided in the Award Terms, the following provisions shall apply if the recipient of a performance award ceases to be an employee, consultant, other service provider or Non-employee Director of the Company and its Participating subsidiaries for any reason prior to payment of the performance award:

i.	If an awardee ceases to be an employee, consultant, other service provider or Non-employee Director by reason of disability, death or retirement (as defined in the Award Terms) during the performance period, the awardee will be entitled to a pro-rata portion of the performance award based upon the number of whole and partial months of service during the performance period, contingent upon achievement of the performance goals and subject to any negative discretion retained by the Committee;

ii.	If an awardee ceases to be an employee, consultant, other service provider or Non-employee Director for any reason other than disability, death or retirement (as defined in the Award Terms) during the performance period, any performance award shall be immediately forfeited.

3.5	Other Awards

The Committee may from time to time grant Common Shares, other Share-based and non-Share-based Awards under the Plan (singly, in tandem or in combination with other Awards), including without limitation those Awards pursuant to which Common Shares are or may in the future be acquired, Awards denominated in Common Share units (including, without limitation, share-settled or cash-settled restricted stock units), securities convertible into Common Shares, phantom securities, dividend equivalents and cash. The Committee shall determine the terms and conditions of such other Common Shares, Share-based and non-Share-based Awards, provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. Other Awards are not intended to provide for the deferral of compensation, such that, unless a deferral election or arrangement is otherwise offered or as otherwise determined by the Committee, in each case, consistent with Section 409A of the Code, payment of other Awards shall be paid within two and one-half months following the end of the calendar year in which vesting occurs or such other time period if and to the extent as may be required to avoid characterization of such Awards as deferred compensation.

Section 4. STOCK SUBJECT TO PLAN; LIMITATIONS

a.	Subject to the adjustment provisions of Section 6 hereof, the maximum aggregate number of Common Shares which may be granted pursuant to the Plan is the sum of (i) the number of Shares available under the Plan immediately prior to shareholder approval of this Plan (as of December 31, 2025, there were 3,097,839 Common Shares available, subject to the counting, adjustment and substitution provisions of the Plan), and (ii) 3,000,000 Shares, all of which may be issued as Incentive Stock Options. In the case of a cash-denominated Award to be settled in shares (such that the maximum number of shares issuable cannot be determined at the date of the grant), this limitation will apply to the Awards at grant by deeming the Award to cover the number of shares having a then Fair Market Value equal to the maximum cash amount earnable under the Award. The foregoing shall be subject to adjustment as provided in Section 6 hereof. Each share underlying an award granted under the Plan, regardless of type, shall count as one share against the aggregate number of Common Shares issuable hereunder. The Shares issued under the Plan may be authorized, but unissued, or reacquired Shares.

b.	Any Common Shares which are subject to any unexercised or undistributed portion of any terminated, expired or forfeited Award (or Awards settled in cash in lieu of Common Shares) shall become available for grant pursuant to new Awards. If the exercise price of an Award is paid by delivering to the Company Common Shares previously owned by the Participant or if Common Shares are delivered or withheld for purposes of satisfying a tax withholding obligation, the number of Common Shares covered by the Award equal to the number of Common Shares so delivered or withheld shall, however, be counted against the number of Common Shares granted and shall not again be available for Awards under the Plan. Shares repurchased by the Company using stock option exercise proceeds shall be prohibited from being added back into the Plan. Stock appreciation rights to be settled in Common Shares shall be counted in full against the number of Common Shares available for award under the Plan regardless of the number of Common Shares issued upon settlement of the stock appreciation right. Common Shares that become available for grant pursuant to this clause (b) may be used for the grant of Incentive Stock Options to the extent not prohibited by Section 422 of the Code.

EAST WEST BANCORP 2026 Proxy Statement    93

Appendix A

c.	Subject to the adjustment provisions of Section 6 hereof, the maximum amount that may be paid under all performance awards under the Plan to any one Participant during a calendar year shall in no event exceed 1,000,000 Common Shares, in the case of performance awards paid in Common Shares. In the case of multi-year performance periods, the amount which is earned in any one calendar year is the amount paid for the performance period divided by the number of calendar years in the period. In applying this limit, the amount of cash and the number of Common Shares earned by a Participant shall be measured as of the close of the applicable calendar year which ends the performance period, regardless of the fact that certification by the Committee and actual payment to the Participant may occur in a subsequent calendar year or years.

d.	Subject to the adjustment provisions of Section 6 hereof, the maximum aggregate number of Common Shares available for grants of stock options or stock appreciation rights to any one Participant under the Plan shall not exceed 1,000,000 Common Shares per calendar year.

e.	Subject to the adjustment provisions of Section 6 hereof, the maximum aggregate number of Common Shares available for grants of Awards to any one Non-employee Director under the Plan shall not exceed 100,000 Common Shares per calendar year.

Section 5. ADMINISTRATION OF PLAN

a.	This Plan shall be administered by the Compensation and Management Development Committee (the “Committee”) of the Board of Directors of the Company (the “Board”), which consists of two or more Non-employee Directors of the Company. It is intended that such directors shall qualify as “Non-Employee Directors” within the meaning of Rule 16b-3 and independent directors under the rules of any stock exchange on which the Common Shares may be listed and under any other applicable regulatory requirements, but no action of the Committee shall be void or voidable based on any failure of a member to so qualify. Any action of the Committee may be taken instead by the Board, and any grant of an Award to a Non-employee Director shall be subject to approval of the Board. References to the “Committee” shall include the Board and any persons delegated authority pursuant to Section 5(c), as applicable.

b.	Subject to the provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

i.	adopt, amend and rescind rules and regulations relating to this Plan;

ii.	determine which persons are Participants and to which of such Participants, if any, Awards shall be granted hereunder;

iii.	determine the Fair Market Value;

iv.	grant Awards to Participants and determine the terms and conditions thereof, including the number of Common Shares issuable pursuant thereto and the purchase or exercise price applicable thereto, if any;

v.	prescribe and amend the terms of or form of any Award Terms or document for use under the Plan or notices required to be delivered to the Company by Participants;

vi.	determine whether, and the extent to which, adjustments are required pursuant to Section 6 hereof;

vii.	interpret and construe this Plan and the terms and conditions of any Award granted hereunder; and

viii.	establish and determine whether, and the extent to which, the performance goals and any other material terms of an Award were in fact satisfied.

c.	Unless prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or some of its responsibilities and powers to any one or more of its members and also may delegate all or some of its

EAST WEST BANCORP 2026 Proxy Statement    94

Appendix A

responsibilities and powers to any person or persons it selects. The Committee may revoke any such allocation or delegation at any time.

d.	Notwithstanding the foregoing provisions of this Section 5, no power given the Committee herein shall be used after a Change of Control to detrimentally affect the rights of any Participant with respect to any Awards hereunder which are outstanding immediately prior to the Change of Control.

e.	All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants.

Section 6. ADJUSTMENTS

If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, the Committee shall make appropriate and proportionate adjustments in (i) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Awards theretofore granted under this Plan and (ii) the maximum number and type of shares or other securities that may be issued pursuant to Awards thereafter granted under this Plan and under each limit (including the per person limits) specified in the Plan.

In case of any adjustment or substitution as provided for in this Section 6, the aggregate purchase or exercise price for all Common Shares subject to each then outstanding stock option, stock appreciation right, performance award or other Award, prior to such adjustment or substitution shall be appropriately and proportionately adjusted by the Committee.

If the outstanding shares of the Common Shares shall be changed in value by reason of any spin off, split off or split up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to shareholders of the Common Shares, (a) the Committee shall make any adjustments to any then outstanding stock option, stock appreciation right, performance award or other Award, which it determines are equitably required to prevent dilution or enlargement of the rights of optionees and awardees which would otherwise result from any such transaction, and (b) unless otherwise determined by the Committee in its discretion, any stock, securities, cash or other property distributed with respect to any restricted stock held in escrow or for which any restricted stock held in escrow shall be exchanged in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted stock in respect of which such stock, securities, cash or other property was distributed or exchanged.

The determinations made by the Committee pursuant to this Section 6 shall be final, binding and conclusive. Notwithstanding the foregoing, any adjustment made pursuant to this Section 6 shall (i) to the extent necessary to avoid adverse tax consequences under Section 409A of the Code, be made in compliance with the requirements of Section 409A of the Code and (ii) in the case of Incentive Stock Options, unless otherwise determined by the Committee, be made in compliance with the requirements of Sections 422 and 424(a) of the Code.

Section 7. CHANGE OF CONTROL

Notwithstanding any other provision of the Plan to the contrary, and unless the applicable Award Terms shall otherwise provide, in the event the employment or service of a Participant is terminated by the Company without “Cause,” as defined in this Section 7, within three years following the occurrence of a Change of Control of the Company:

a.	all stock options and freestanding stock appreciation rights which are then outstanding hereunder shall become fully vested and exercisable;

b.	all restrictions with respect to shares of restricted stock and restricted stock units which are then outstanding hereunder shall lapse, and such shares and units shall be fully vested and non-forfeitable; and

EAST WEST BANCORP 2026 Proxy Statement    95

Appendix A

c.	the uncompleted performance periods for all performance awards which are then outstanding shall be deemed to be completed, and all performance criteria and other conditions relating to such performance awards shall automatically be deemed waived for the entire performance period, and the participant shall become entitled to receipt of the target number of shares of Common Shares subject to such awards.

For purposes of this Section 7, following a Change of Control, “Cause” means any termination of employment where it can be shown that the Participant has (i) willfully failed to perform his or her employment duties for the Company, (ii) willfully engaged in conduct that is materially injurious to the Company, monetarily or otherwise, or (iii) committed acts that constitute a felony under applicable federal or state law or constitute common law fraud. For purposes of this definition, no act or failure to act on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by him or her not in good faith and without reasonable belief that his or her action or omission was in the best interest of the Company.

Section 8. AMENDMENT AND TERMINATION OF PLAN

The Board may amend or terminate this Plan at any time and in any manner, except for the provisions of the Plan which specify that certain actions or matters must be approved by the stockholders, and provided that no such amendment or termination shall deprive the recipient of any Award theretofore granted under this Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto.

Section 9. EFFECTIVE DATE OF PLAN AND DURATION OF THE PLAN

This Plan as amended shall be effective as of the later of the date upon which it was approved by the Board of Directors of the Company subject to stockholder approval and the date on which it was approved by the holders of a majority of the voting securities of the Company (the “Effective Date”). The Committee shall have authority to grant Awards hereunder from the Effective Date until the tenth (10th) anniversary of the Effective Date, subject to the ability of the Board to terminate the Plan as provided in Section 8 hereof.

Section 10. FOREIGN PLAN REQUIREMENTS

To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending this Plan, establish special rules and/or sub plans applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, and may grant Awards to such Participants in accordance with those rules. In the event that the payment amount is calculated in a foreign currency, the payment amount will be converted to U.S. dollars using the prevailing exchange rate published in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely on) on the relevant date.

Section 11. RIGHTS OF PARTICIPANTS

a.	Status as an eligible Participant shall not be construed as a commitment that any Award will be made under the Plan to such eligible Participant or to eligible Participants generally.

b.	Nothing contained in the Plan (or in any other documents related to this Plan or to any Award) shall confer upon any employee, consultant or other service provider or Participant any right to continue in the employ or service of the Company or any of its subsidiaries or constitute any contract or limit in any way the right of the Company or any subsidiary to change such person’s compensation or other benefits or to terminate the employment of such person with or without cause or limit the right of the Board or the Company’s stockholders to elect or remove directors.

Section 12. WITHHOLDING

To the extent required by applicable federal, state, local or foreign law, the Participant or his or her successor shall make arrangements satisfactory to the Company, in its discretion, for the satisfaction of any withholding tax obligations that arise in connection with an Award. The Company shall not be required to issue any Common Shares or make any cash or other payment under the Plan until such obligations are satisfied.

EAST WEST BANCORP 2026 Proxy Statement    96

Appendix A

The Company is authorized to withhold from any Award granted or any payment due under the Plan, including from a distribution of Common Shares, amounts of withholding taxes due with respect to an Award, its exercise or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Company and Participants to satisfy obligations for the payment of such taxes. This authority shall include authority to withhold or receive Common Shares or other property, to make cash payments in respect thereof in satisfaction of such tax obligations, and the ability to restrict withholding to statutory minimum amounts where necessary or applicable to avoid adverse accounting treatment.

Section 13. SECTION 409A

It is intended that the provisions of the Plan and the terms of any Award be exempt from, or compliant with, Section 409A of the Code, and all provisions of the Plan and the terms of any Award shall be construed and interpreted in a manner consistent with that intent.

If an Award is subject to Section 409A of the Code and payment is due upon a termination of employment or service, payment shall only be made if such termination constitutes a “separation from service” within the meaning of Section 409A of the Code.

If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), such Participant is a specified employee (within the meaning of Section 409A of the Code) and an amount payable pursuant to an Award constitutes nonqualified deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, without interest, in the seventh month following such separation from service (or upon the Participant’s death, if earlier).

If an Award is subject to Section 409A of the Code and payment is due upon a Participant’s disability, payment shall be made upon a determination by the Committee that the Participant is disabled within the meaning of Treas. Reg. § 1.409A-3(i)(4).

Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code.

Notwithstanding any provision of the Plan to the contrary, the Company reserves the right to make amendments to the terms of any Award as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with an Award (including any taxes and penalties under Section 409A of the Code), and neither the Company nor an affiliate shall have any obligation to indemnify or otherwise hold such Participant harmless from any or all of such taxes or penalties.

Section 14. GOVERNING LAW

This Plan and any Award granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to choice or conflict of law principles.

Section 15. COMPLIANCE WITH LAW

The Plan, the Awards (including the grant, vesting, settlement and/or exercise thereof), and the obligation of the Company to deliver Common Shares (or other consideration) under such Awards, shall be subject to all applicable federal, state, local and foreign laws, rules, and regulations; stock exchange rules and regulations; and any required approvals by any governmental or regulatory agency. The Company shall not be required to sell or issue any Common Shares under any Award if the sale or issuance of such Common Shares would constitute a violation by the Participant, any other individual exercising an Award, or the Company of any such law, rule, regulation or approval requirement, including without limitation any foreign, federal, or state securities laws or regulations. The Company shall not be required to register in a Participant’s name or deliver Common Shares prior to the completion of any registration or qualification of such Common Shares under any federal, state, local or foreign law or any ruling or regulation of any government body which the Committee shall determine to be necessary or advisable. To the extent the Company is unable to or the Committee deems it infeasible to obtain authority from any regulatory

EAST WEST BANCORP 2026 Proxy Statement    97

Appendix A

body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Common Shares as to which such requisite authority shall not have been obtained. No stock option or stock appreciation right shall be exercisable and no Common Shares shall be issued and/or transferable under any other Award unless a registration statement with respect to the Common Shares underlying such Award is effective and current or the Company has determined that such registration is unnecessary. The Committee may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Common Shares in compliance with applicable law and shall have the authority to cause the Company at its expense to take any action related to the Plan which may be required in connection with such listing, registration, qualification, consent, or approval. The Company shall have no obligation to effect any registration or qualification of the Common Shares under federal, state, local or foreign laws, rules, or regulations. Any securities delivered under the Plan shall be subject to such restrictions (and the person acquiring such securities shall, if requested by the Company, provide such evidence, assurance, and representations to the Company in respect of any such restriction) as counsel to the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. Each Participant agrees to take all steps the Committee determines are reasonably necessary to comply with all applicable provisions of federal, state, local, and foreign securities law in exercising the Participant’s rights under an Award.

Section 16. NOTICES

All notices, requests, consents, and other communications shall be in writing and be deemed given (a) when delivered personally; (b) when sent by email, by facsimile transmission, or other electronic means; or (c) when received, if mailed by first class registered or certified mail, postage prepaid. Notices to the Company shall be sent to East West Bancorp, Inc., Attention: Payroll Department, 135 North Los Robles Ave., Pasadena, California 91101 or payroll@eastwestbank.com, and notices to a Participant shall be sent to the most recent address, facsimile number, or email address listed in the Company’s records, or to such other address, facsimile number, or email address as such party may designate by a notice delivered to the other party hereto.

Section 17. ELECTRONIC DELIVERY

The Company may, in its sole discretion, decide to deliver any documents related to the Company, the Plan, an Award, and any other documents that the Company is required to deliver to its security holders by email or by other electronic means. By accepting an Award under the Plan, each Participant consents to (a) conduct business electronically, (b) receive such documents and notices by such electronic delivery, (c) sign documents electronically, and (d) participate in the Plan through an online or electronic capitalization administration platform established and maintained by the Company or a third party designated by the Company.

EAST WEST BANCORP 2026 Proxy Statement    98

Appendix B

APPENDIX B

EAST WEST BANCORP, INC.

2026 EMPLOYEE STOCK PURCHASE PLAN

Effective as of May 18, 2026

1.	PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.	DEFINITIONS.

a.	“Administrator” has the meaning set forth in Section 13(a).

b.	“Board” shall mean the Board of Directors of the Company.

c.	“Code” shall mean the Internal Revenue Code of 1986, as amended.

d.	“Committee” shall mean the Compensation and Management Development Committee of the Board, or successor committee.

e.	“Common Stock” shall mean the common stock of the Company.

f.	“Company” shall mean East West Bancorp, Inc., a Delaware corporation.

g.	“Compensation” shall mean all regular straight time gross earnings and commissions, and shall not include payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

h.	“Continuous Status as an Employee” shall mean the absence of any interruption or termination of service as an Employee. In accordance with Treas. Reg. § 1.421-1(h)(2), Continuous Status of an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than three months or reemployment upon the expiration of such leave is guaranteed by contract or statute.

i.	“Contributions” shall mean all amounts credited to the account of a participant pursuant to the Plan.

j.	“Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan.

k.	“Eligible Employee” has the meaning set forth in Section 3(a).

l.	“Employee” shall mean any employee of the Company or one of its Designated Subsidiaries who is classified as an employee for federal income and employment tax purposes, including any Officer, and such employee (I) has been employed for more than five (5) months and (II) is customarily employed for more than five (5) months during a calendar year and for at least twenty (20) hours per week; provided, that “Employee” shall not include the following:

i.	any employee who does not meet any other eligibility requirements that the Administrator may choose to impose (within the limits permitted by Section 423 of the Code); or

ii.	any individual who provides services to the Company or any Designated Subsidiary as an independent contractor or through a staffing agency or other vendor, including without limitation any individual who is reclassified as a common law employee, except as otherwise required under Section 423 of the Code.

EAST WEST BANCORP 2026 Proxy Statement    99

Appendix B

m.	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

n.	“Exercise Date” shall mean the last trading day of each Offering Period of the Plan.

o.	“Fair Market Value” means, as of any date, the value of a share of Common Stock, determined as follows: (i) if the Common Stock is listed on any established stock exchange, the closing price for the Common Stock on the principal national securities exchange on which the Common Stock is listed on the date of determination (or in the event that the Common Stock is not traded on such date, on the immediately preceding trading date on which there was a closing price), as reported by Nasdaq, or (ii) in the absence of an established market for the Common Stock, as determined by the Administrator in its discretion in good faith by the reasonable application of a reasonable valuation method.

p.	“Offering Date” shall mean the first business day of each Offering Period of the Plan.

q.	“Offering Period” shall mean a period of six (6) months commencing on or about April 1 and October 1 of each year except as otherwise determined by the Administrator.

r.	“Officer” shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

s.	“Plan” shall mean this 2026 Employee Stock Purchase Plan, as amended.

t.	“Subsidiary” shall mean an entity treated as a corporation for purposes of Section 423 of the Code, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or one of the Company’s subsidiaries, whether or not such entity now exists or is hereafter organized or acquired by the Company or one of the Company’s subsidiaries.

3.	ELIGIBILITY.

a.	Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a), the limitations imposed by Section 3(b), and the limitations imposed by Section 423(b) of the Code (an “Eligible Employee”).

b.	Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such an Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) if such option would permit the Employee’s rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.	OFFERING PERIODS. The Plan shall be implemented by a series of Offering Periods of six (6) months’ duration, with new Offering Periods commencing on or about April 1 and October 1 of each year (or at such other time or times as may be determined by the Administrator). The Plan shall continue until terminated in accordance with Section 19 hereof. The Administrator shall have the power to change the duration and/or the frequency of an Offering Period with respect to future offerings without shareholder approval. Eligible Employees may not participate in more than one Offering Period at a time.

EAST WEST BANCORP 2026 Proxy Statement    100

Appendix B

5.	PARTICIPATION.

a.	An Eligible Employee may become a participant in the Plan by completing and delivering to Company a subscription agreement on the form provided by the Company prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Administrator for all Eligible Employees with respect to a given Offering Period. The subscription agreement shall set forth the whole number percentage of the participant’s Compensation to be deducted as Contributions pursuant to the Plan. An Eligible Employee must submit a separate subscription agreement for each Offering Period that he or she wishes to participate in; continued participation in the Plan is not automatic.

b.	Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid prior to the Exercise Date of the Offering Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

c.	By enrolling in the Plan, each participant will be deemed to have authorized the establishment of a brokerage account in his or her name at a securities brokerage firm or other financial institution, if approved by the Administrator in its discretion.

6.	METHOD OF PAYMENT OF CONTRIBUTIONS.

a.	The participants shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than twenty-five percent (25%) (in whole number increments) of such participant’s Compensation on each such payday. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

b.	A participant may discontinue his or her participation in the Plan as provided in Section 10. A Participant may not change the rate of his or her Contributions during the Offering Period.

7.	GRANT OF OPTION. On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date a number of shares of the Company’s Common Stock determined by dividing such Employee’s Contribution accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by ninety percent (90%) of the Fair Market Value of a share of Common Stock on the Exercise Date; provided however, that such purchase shall be subject to the limitations set forth in Section 3(b) and 12.

8.	EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in Section 10, the participant’s option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares subject to the option will be purchased at the applicable option price (as set forth in Section 7) with the accumulated Contributions in his or her account. During his or her lifetime, a participant’s option to purchase shares hereunder is exercisable only by the participant.

9.	DELIVERY. As promptly as practicable after the Exercise Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, including, but not limited to, direct deposit into a book entry account or brokerage account, the shares purchased upon exercise of his or her option. Any Contributions remaining in a participant’s account under the Plan after a purchase of shares on the Exercise Date will be returned to the participant as soon as practicable.

10.	VOLUNTARY WITHDRAWAL; TERMINATION OF EMPLOYMENT.

a.	A participant may withdraw all but not less than all of the Contributions credited to his or her account under the Plan at any time prior to two (2) business days prior to the Exercise Date of the Offering Period by completing a Company approved notification. All of the participant’s Contributions credited to his or her account will be paid to him or her as soon as practicable after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

EAST WEST BANCORP 2026 Proxy Statement    101

Appendix B

b.	Upon termination of the participant’s Continuous Status as an Employee prior to the Exercise Date of an Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

c.	A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company.

11.	INTEREST. No interest shall accrue on the Contributions of a participant in the Plan.

12.	STOCK.

a.	The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 1,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7 on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and shall similarly reduce the rate of Contributions, if necessary.

b.	A participant will have no interest or voting right in shares covered by the participant’s option until such shares have been delivered.

c.	Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the “street name” of a Company approved broker.

13.	ADMINISTRATION.

a.	The Plan shall be administered by the Committee, or in the absence of the Committee, the Board itself (such administrator, the “Administrator”). Any power of the Committee may also be exercised by the Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

b.	Subject to the provisions of the Plan, the Administrator shall be authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of the Plan, including: (i) to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, (ii) to construe and interpret the Plan and any rules and regulations under the Plan, and to make exceptions to any such provisions if the Administrator, in good faith, determines that it is appropriate to do so, (iii) to determine which persons are eligible to participate in the Plan, (iv) to decide all questions concerning the Plan and to determine all ambiguities, inconsistencies and omissions in the terms of the Plan, (v) to appoint such agents, counsel, accountants, consultants and other persons as may be required to assist in administering the Plan, (vi) to allocate and delegate its responsibilities under the Plan and to designate other persons to carry out any of its responsibilities under the Plan, (vii) to prescribe and amend such forms as may be necessary or appropriate for Eligible Employees to make elections under the Plan or to otherwise administer the Plan, and (viii) to make all other determinations necessary or advisable for the administration of the Plan. The composition of the Committee shall be in accordance with the requirements to obtain or retain any available exemption from the operation of Section 16(b) of the Exchange Act pursuant to Rule 16b-3 promulgated thereunder.

c.	All decisions, determinations and interpretations by the Administrator regarding the Plan and any rules and regulations under the Plan shall be final and binding on all participants, beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, in making such decisions, determinations and interpretations, including the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

EAST WEST BANCORP 2026 Proxy Statement    102

Appendix B

d.	The Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates. The Administrator may also adopt sub-plans applicable to particular Designated Subsidiaries or locations.

e.	No member of the Committee or the Board shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or the Board nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and the Board and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any amount paid in settlement of a claim) arising out of any act or failure to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, any contract with the Company, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

14.	DESIGNATION OF BENEFICIARY.

a.	A participant may file a written designation of a beneficiary who is to receive shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of an Offering Period but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Exercise Date of an Offering Period.

If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

b.	Such designation of beneficiary may be changed by the participant (and the participant’s spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.	TRANSFERABILITY. Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

16.	USE OF FUNDS. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17.	REPORTS. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

EAST WEST BANCORP 2026 Proxy Statement    103

Appendix B

18.	ADJUSTMENTS UPON CHANGES IN CAPITALIZATION: CORPORATE TRANSACTIONS.

a.	Adjustments. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which has been authorized for issuance under the Plan (collectively, the “Reserves”), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, or any other similar event or transaction that affects the number or kind of shares of Common Stock outstanding; provided, however, that conversion of any convertible securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

b.	Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action and any Contributions accumulated for such Offering Period shall be refunded to the participants as soon as practicable, unless otherwise provided by the Administrator. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”) or to terminate the Offering Period then in progress and refunding any Contributions accumulated for such Offering Period to the participants as soon as practicable. If the Administrator shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10.

19.	AMENDMENT OR TERMINATION.

a.	The Board may at any time terminate or amend the Plan. Except as provided in Section 19, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as so required.

b.	Without shareholder consent and without regard to whether any participant’s rights may be considered to have been adversely affected, the Administrator shall be entitled to: change the Offering Periods and Exercise Dates; limit the frequency and/or number of changes in the amount withheld during an Offering Period; to arrange for Contributions to be held in an interest bearing account for the benefit of participants; establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation; change the date as of which the Fair Market Value of shares of Common Stock is calculated for shares purchased by participants; and establish such other limitations or procedures and make such other amendments as the Administrator determines at its sole discretion advisable and which do not require shareholder approval in order to comply with Rule 16b-3 under the Exchange Act, or Section 423 of the Code (or any successor rule or provision or any applicable law or regulation).

20.	NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

EAST WEST BANCORP 2026 Proxy Statement    104

Appendix B

21.	CONDITIONS UPON ISSUANCE OF SHARES.

a.	Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed.

b.	As a condition to the exercise of an option, the Company may require the participant exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

c.	Each participant agrees, by enrolling in the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two (2) years after the date of grant of the option pursuant to which such shares were purchased.

22.	EFFECTIVE DATE. The Plan shall become effective on the later of its date of adoption by the Board of Directors or its date of approval by the shareholders of the Company.

23.	ADDITIONAL RESTRICTIONS OF RULE 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

24.	GOVERNING LAW. The Plan shall be interpreted and construed in accordance with the laws of the State of Delaware (without regard to any rule or principle of conflicts of laws that otherwise would result in the application of the substantive laws of another jurisdiction) and applicable federal law.

25.	WITHHOLDING. A Participant shall make arrangements satisfactory to the Company or Designated Subsidiary for the satisfaction of any withholding tax obligations that arise with respect to any option granted under the Plan, or the issuance or sale of any shares of Common Stock acquired under the Plan. The Company and the Designated Subsidiaries shall not be required to recognize any participant rights under an option granted under the Plan, to issue shares of Common Stock or to recognize the disposition of such shares of Common Stock until such obligations are satisfied. To the extent permitted or required by the Administrator, these obligations may or shall be satisfied by the Company or Designated Subsidiary withholding cash from any compensation otherwise payable to or for the benefit of a participant, the Company or Designated Subsidiary withholding a portion of the shares of Common Stock that otherwise would be issued to a participant upon exercise of an option granted under the Plan or by the participant tendering to the Company or Designated Subsidiary cash or, if allowed by the Administrator, shares of Common Stock.

26.	NO RIGHT TO EMPLOYMENT. The Plan does not constitute a contract of employment, and participation in the Plan does not give any person the right to be retained in the employ of the Company, a Designated Subsidiary or any other subsidiary of the Company, nor give any person a right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

27.	SEVERABILITY. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan and the Plan shall be construed and enforced as if such provision had not been included.

28.	UNFUNDED STATUS OF PLAN. The Plan is unfunded and shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company, any Designated Subsidiary, the Administrator and a participant or any other person.

EAST WEST BANCORP 2026 Proxy Statement    105

Appendix B

29.	RULES OF CONSTRUCTION. Whenever used in the Plan, unless the context clearly indicates to the contrary, (i) any references to paragraphs, subparagraphs, sections or subsections are to those parts of the Plan, (ii) the plural includes the singular and the singular includes the plural; (iii) “includes” and “including” are each “without limitation”; (iv) “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” refer to the entire Plan and not to any particular paragraph, subparagraph, section or subsection; (v) all pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the entities or persons referred to may require; and (vi) references to a statute or regulation or statutory or regulatory provision shall refer to that provision (or to a successor provision of similar import) as currently in effect, as amended, or as reenacted, and to any regulations and other formal guidance of general applicability issued thereunder.

30.	HEADINGS AND CAPTIONS. The headings to sections, subsections, and paragraphs of the Plan are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

31.	TERMS AND CONDITIONS FOR NON-US PARTICIPANTS. Notwithstanding any provisions in this Plan, participation by a participant located outside the United States may be subject to special terms and conditions which may be adopted by the Administrator from time to time and any such special terms and conditions shall constitute part of the Plan.

EAST WEST BANCORP 2026 Proxy Statement    106

Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/EWBC . Click on Cast Your Vote or Request Materials . Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. www.envisionreports.com/EWBC Easy Online Access — View your proxy materials and vote. Online Go to www . envisionreports . com/EWBC or scan the QR code — login details are located in the shaded bar below . Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the East West Bancorp, Inc. Stockholder Meeting to be Held on May 18, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: 048FYB When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 4, 2026 to facilitate timely delivery. 2 N O T East West Bancorp, Inc.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/EWBC . Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1 - 866 - 641 - 4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials East West Bancorp, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 4, 2026. Stockholder Meeting Notice The 2026 Annual Meeting of Stockholders of East West Bancorp, Inc. will be held on Monday, May 18, 2026 at 2:00pm Pacific Time, virtually via the internet at meetnow.global/MLUSZFD. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3, 4, and 5: 1. To elect 11 directors to serve until the next annual meeting of stockholders and to serve until their successors are duly elected and qualified: 01 – Manuel P. Alvarez 02 – Peter Babej 03 – Molly Campbell 04 – Archana Deskus 05 – Serge Dumont 06 – Mark Hutchins 07 – Paul H. Irving 08 – Sabrina Kay 09 – Jack C. Liu 10 – Dominic Ng 11 – Lester M. Sussman 2. To approve, on a non - binding advisory basis, the compensation of the Company’s named executive officers for 2025. 3. To approve the amendment and restatement of the East West Bancorp, Inc. 2021 Stock Incentive Plan. 4. To approve the adoption of the East West Bancorp, Inc. Employee Stock Purchase Plan. 5. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. 6. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

1 U P X For Against Abstain 1. To elect 11 directors to serve until the next annual meeting of stockholders and to serve until their successors are duly elected and qualified: For Against Abstain For Against Abstain 01 - Manuel P. Alvarez 02 - Peter Babej 03 - Molly Campbell 04 - Archana Deskus 05 - Serge Dumont 06 - Mark Hutchins 07 - Paul H. Irving 08 - Sabrina Kay 09 - Jack C. Liu 10 - Dominic Ng 11 - Lester M. Sussman East West Bancorp, Inc. Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3, 4, and 5. A 048FWC 2. To approve, on a non - binding advisory basis, the compensation of the Company’s named executive officers for 2025. 4. To approve the adoption of the East West Bancorp, Inc. Employee Stock Purchase Plan. 6. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting. 3. To approve the amendment and restatement of the East West Bancorp, Inc. 2021 Stock Incentive Plan. 5. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For Against Abstain For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If the signer is a corporation, partnership or other entity, please sign full entity name by authorized officer, giving full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B 2026 Annual Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ხ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ხ IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 3:00 PM, Pacific Time, on May 18, 2026. Online Go to www . envisionreports . com/EWBC or scan the QR code — login details are located in the shaded bar below . Phone Call toll free 1 - 800 - 652 - VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/EWBC

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/EWBC REVOCABLE PROXY - EAST WEST BANCORP, INC. Annual Meeting of Stockholders – Monday, May 18, 2026 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned stockholder(s) of East West Bancorp, Inc . (the “Company”) hereby nominates, constitutes and appoints Irene Oh and Douglas P . Krause, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held virtually at 2 : 00 p . m . , Pacific Time, on Monday, May 18 , 2026 , and any postponement or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows and, in their discretion, to vote and act upon such other business as may properly come before the Meeting . The meeting will be held virtually via the internet at meetnow . global/MLUSZFD . To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form . THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 (ELECTION OF DIRECTORS) ; “FOR” PROPOSAL 2 (ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION) ; “FOR” PROPOSAL 3 (APPROVE 2021 STOCK INCENTIVE PLAN) ; “FOR” PROPOSAL 4 (APPROVE EMPLOYEE STOCK PURCHASE PLAN) ; AND “FOR” PROPOSAL 5 (RATIFICATION OF AUDITORS) . IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXY HOLDERS IN THEIR DISCRETION IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS . THE UNDERSIGNED HEREBY RATIFIES AND CONFIRMS ALL THAT SAID ATTORNEYS AND PROXYHOLDERS, OR EITHER OF THEM, OR THEIR SUBSTITUTES, SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF, AND HEREBY REVOKES ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT THE MEETING . HE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING AND THE PROXY STATEMENT ACCOMPANYING SAID NOTICE . (Continued and to be marked, dated and signed, on the other side) Non - Voting Items C ხ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ხ Change of Address — Please print new address below. Comments — Please print your comments below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD. The 2026 Annual Meeting of Stockholders of East West Bancorp, Inc. will be held on Monday, May 18, 2026 at 2:00pm Pacific Time, virtually via the Internet at meetnow.global/MLUSZFD. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

1 U P X East West Bancorp, Inc. Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3, 4, and 5. A 048FXC Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If the signer is a corporation, partnership or other entity, please sign full entity name by authorized officer, giving full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B 2026 Annual Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ხ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ხ IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B ON THIS CARD. For Against Abstain 1. To elect 11 directors to serve until the next annual meeting of stockholders and to serve until their successors are duly elected and qualified: For Against Abstain For Against Abstain 01 - Manuel P. Alvarez 02 - Peter Babej 03 - Molly Campbell 04 - Archana Deskus 05 - Serge Dumont 06 - Mark Hutchins 07 - Paul H. Irving 08 - Sabrina Kay 09 - Jack C. Liu 10 - Dominic Ng 11 - Lester M. Sussman 2. To approve, on a non - binding advisory basis, the compensation of the Company’s named executive officers for 2025. 4. To approve the adoption of the East West Bancorp, Inc. Employee Stock Purchase Plan. 6. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting. 3. To approve the amendment and restatement of the East West Bancorp, Inc. 2021 Stock Incentive Plan. 5. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For Against Abstain For Against Abstain

REVOCABLE PROXY - EAST WEST BANCORP, INC. Annual Meeting of Stockholders – Monday, May 18, 2026 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned stockholder(s) of East West Bancorp, Inc . (the “Company”) hereby nominates, constitutes and appoints Irene Oh and Douglas P . Krause, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held virtually at 2 : 00 p . m . , Pacific Time, on Monday, May 18 , 2026 , and any postponement or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows and, in their discretion, to vote and act upon such other business as may properly come before the Meeting . The meeting will be held virtually via the internet at meetnow . global/MLUSZFD . To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form . THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 (ELECTION OF DIRECTORS) ; “FOR” PROPOSAL 2 (ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION) ; “FOR” PROPOSAL 3 (APPROVE 2021 STOCK INCENTIVE PLAN) ; “FOR” PROPOSAL 4 (APPROVE EMPLOYEE STOCK PURCHASE PLAN) ; AND “FOR” PROPOSAL 5 (RATIFICATION OF AUDITORS) . IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXY HOLDERS IN THEIR DISCRETION IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS . THE UNDERSIGNED HEREBY RATIFIES AND CONFIRMS ALL THAT SAID ATTORNEYS AND PROXYHOLDERS, OR EITHER OF THEM, OR THEIR SUBSTITUTES, SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF, AND HEREBY REVOKES ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT THE MEETING . HE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING AND THE PROXY STATEMENT ACCOMPANYING SAID NOTICE . (Continued and to be marked, dated and signed, on the other side) ხ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ხ